UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01519

STATE FARM ASSOCIATES’ FUNDS TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza Bloomington, IL	61710-0001
(Address of principal executive offices)	(Zip code)

Alan Goldberg
Paul J. Smith	Stradley Ronon Stevens & Young, LLP
One State Farm Plaza	191 North Wacker Dr, Suite 1601
Bloomington, Illinois 61710-0001	Chicago, Illinois 60606
(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-0740

Date of fiscal year end: 11/30/2018

Date of reporting period: 11/30/2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

November 30, 2018

State Farm Associates' Funds Trust

ANNUAL REPORT

State Farm Growth Fund

State Farm Balanced Fund

State Farm Interim Fund

State Farm Municipal Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by calling 1-800-447-0740.

You may elect to receive all future reports in paper free of charge. You may call 1-800-447-0740 to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with State Farm Mutual Funds.

Before investing, consider the Funds’ investment objectives, risks, charges and expenses. Contact State Farm VP Management Corp. (1-800-447-0740) for a prospectus or summary prospectus containing this and other information. Read it carefully.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, are available without charge upon request at 1-800-447-0740 and at sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at sec.gov. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-0740.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

ANNUAL REPORT

Electronic Delivery

As a State Farm Mutual Funds shareholder, we wish to remind you that you can elect to have future Annual Reports, Semi-Annual Reports, Prospectuses, statements, and tax forms delivered electronically rather than receiving large, bulky paper reports through the mail. This is a great way to help reduce internal fund costs related to printing and mailing these materials as well as a way to be environmentally friendly. Please consider signing up for electronic delivery today by going on statefarm.com or by calling 1-800-447-0740 for assistance.

Compensation Deduction or Automatic Investment Plan (AIP)1

State Farm Mutual Funds allow you to make regular investments in a Fund with compensation deduction (agent/employee only) or an Automatic Investment Plan through an electronic transfer of funds from your bank/credit union account. If you wish to begin compensation deduction or an Automatic Investment Plan, the minimum amount required for both initial and subsequent investments is $50. Please consider signing up today for compensation deduction by going on the State Farm intranet or signing up for AIP by calling 1-800-447-0740 for assistance.

State Farm VP Management Corp.

(Underwriter and Distributor of Securities Products)

One State Farm Plaza

Bloomington, Illinois 61710-0001

1-800-447-0740

statefarm.com

1	Automatic investment plans do not assure a profit or protect against loss.

Message to Shareholders of State Farm Associates’ Funds Trust

Dear Shareholders,

Thank you for investing with State Farm Mutual Funds®. Enclosed is the Annual Report for the 12-month period ended November 30, 2018, for the State Farm Associates’ Funds Trust (“the Trust”). In this report you will find management’s discussion of investment philosophy and process for each of the Funds offered by the Trust, factors that affected each Fund’s performance over the 12-month period, and benchmark index comparisons that are designed to put that performance into context.

State Farm Investment Management Corp. has consistently maintained a long-term, disciplined approach to managing investment risk and providing competitive investment products that can help you, our valued shareholder, with your investment goals.1 We believe that remaining focused on your long-term goals and maintaining an appropriate asset allocation mix are important elements in pursuing investment success.2

Market Review

During the 2018 fiscal year, U.S. equity and fixed income markets both experienced positive total returns.

The table below shows annual total returns for each of the four Funds compared to their respective benchmarks for the 12-month period ended November 30, 2018.

Annual Total Returns (as of November 30, 2018)[3]

Annual Total Returns
Fund	1-year
State Farm Growth Fund	4.41%
Benchmark: S&P 500 Index	6.26%

State Farm Balanced Fund	2.49%
Benchmark: Blended benchmark*	3.75%

State Farm Interim Fund	0.33%
Benchmark: Bloomberg Barclays 1-5 Year U.S. Treasury Index	0.37%

State Farm Municipal Bond Fund	0.99%
Benchmark: Bloomberg Barclays 7-Year Municipal Bond Index	1.26%
* 60% S&P 500 Index / 40% Bloomberg Barclays Intermediate Gov/Credit Index (rebalanced on a monthly basis)

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 1-800-447-0740. It is not possible to invest directly in an index.

1	Investing involves risk, including potential for loss.

2	Asset allocation does not assure a profit or protect against loss.

3

Source: State Farm Mutual Funds returns prepared by State Farm Investment Management Corp. (SFIMC), the Funds’ investment adviser. S&P 500 Index return provided by Bloomberg. The S&P 500 Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies.

The blended benchmark return provided by SFIMC. The blended benchmark is comprised of 60% S&P 500 Index / 40% Bloomberg Barclays Intermediate Gov/ Credit Index. The Bloomberg Barclays Intermediate Gov/Credit Index contains approximately 4,846 U.S. Treasury, corporate and other securities with an average maturity of about 4.29 years.

The Bloomberg Barclays 1-5 Year U.S. Treasury Index return provided by Bloomberg. The Bloomberg Barclays 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Bloomberg Barclays 7-Year Municipal Bond Index return provided by Bloomberg. The Bloomberg Barclays 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of six to eight years.

Message to Shareholders of State Farm Associates’ Funds Trust (continued)

During the period, U.S. equities (as represented by the S&P 500 Index) entered the tenth year of their bull-market run, supported by a growing U.S. economy and the passage of the Tax Cuts and Jobs Act, managing to achieve a 6.26% total return for the period, including dividends. Reducing the corporate tax rate helped to contribute to strong corporate earnings reports throughout the time period, particularly in the second quarter when after-tax profits for S&P 500 Index companies rose nearly 25%, year-over-year. The reduction in the corporate tax rate also helped to promote an increase in capital spending and share buybacks during the period. The increase in capital spending, employment, and consumer spending, among other factors, positively affected the overall health of the U.S. economy in the second quarter, which grew at an annualized rate above 4.0% for the first time since 2014. In September, the national unemployment rate fell to 3.7%, its lowest level since 1969.

The period was not without its challenges as multiple factors impacted equity returns and contributed to market volatility. The Federal Reserve (the “Fed”) voted to raise interest rates four times, contributing to an increase in the cost of borrowing for U.S. businesses and consumers. The U.S. Treasury curve rose and flattened. While consumer spending remained strong, existing home sales declined in six straight months during the period, influenced, in part, by an increase in mortgage rates. Fears that rising interest rates would also dampen other sectors of the economy helped contribute to pullbacks in the equity markets. Those downturns were also influenced by increasing friction between the U.S. and its trading partners that began in March when the Trump administration announced tariffs on steel and aluminum imports. The trade conflicts further intensified in the summer months when the administration introduced multiple rounds of tariffs on Chinese goods with the stated intent of reducing the trade deficit and curtailing the seizure of U.S. intellectual property. Despite a proposed revision to the North American Free Trade Agreement (“NAFTA”) – which, if passed, will be called the United States-Mexico-Canada Agreement (“USMCA”) – and the introduction of several new trade agreements between the U.S. and other nations, the uncertainty regarding the escalating trade conflict between the U.S. and China continued to weigh on markets during the period.

As represented by the S&P 500 Index in the chart below, U.S. equities ascended to a new historical closing price high of 2,872 on January 26. That record was promptly followed by a significant market retreat, resulting in a period low of 2,581 on February 8. The Index then staged a series of uneven climbs before reaching a new historical and period closing price high of 2,930 on September 20. That record was followed by another significant pullback in October before the Index rebounded to finish the period at 2,760 on November 30, 2018.

Message to Shareholders of State Farm Associates’ Funds Trust (continued)

Among the major fixed income indices, the Bloomberg Barclays 1-5 Year Treasury Index and the Bloomberg Barclays 7-Year Municipal Bond Index posted total returns of 0.37% and 1.26%, respectively, as yields rose and bond prices fell over the 12-month timeframe. Both short-term (3-month) and long-term (10-year) U.S. Treasury yields increased over the period, the latter of which hit a seven-year high of 3.24% on November 8.4

Despite the increase in long-term rates, the yield curve flattened. The spread between short and long-term U.S. Treasury yields narrowed as short-term rates increased at a greater pace than long-term rates, influenced in part by the Fed’s four interest rate hikes during the period. The flattening of the yield curve continued in the final three weeks of November. Long-term yields fell from 3.24% to 3.01% after Fed officials suggested that the central bank may slow the pace of its interest rate hikes next year as it potentially moves closer to the end of its monetary policy tightening program. The Fed typically increases interest rates to help prevent the economy from overheating and causing an undesired rate of inflation. However, inflation remained near the Fed’s 2% target rate for much of the period.

Long-term yields were also weakened by continued strong demand from investors seeking the security and higher yields offered by U.S. Treasuries relative to their sovereign peers. While some unwinding of quantitative easing measures continued during the year in the U.S., foreign central banks generally continued to maintain their respective monetary stimulus programs. In June, the European Central Bank announced that it expected to end its bond buying program by the end of year, however, the slowdown in Eurozone economic growth throughout the period brought into question that reality. As a result, global bond yields remained low, compelling fixed income investors to seek out the relatively higher returns found in U.S. Treasuries, thereby exerting downward pressure on U.S. Treasury yields.

4

Source: The U.S. Department of the Treasury. A 10-year U.S. Treasury Note is a debt obligation issued by the U.S. Treasury with a maturity of 10 years and that pays interest every six months. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

Message to Shareholders of State Farm Associates’ Funds Trust (continued)

Included for your review are audited financial statements and a complete list of portfolio holdings to help you further understand the Funds you own. We encourage your review and consideration of this entire report.

On behalf of the entire State Farm Mutual Funds team, thank you for your continued business and allowing us to serve your investment needs.

Sincerely,

Joe R. Monk Jr.
Senior Vice President
State Farm Investment Management Corp.

State Farm Growth Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Growth Fund is managed with a long-term investment orientation. Our investment process is based on a rigorous fundamental analysis of companies. We focus on risk as well as the potential for reward. We look for well managed companies with a business specialty that serves an appropriately-sized market opportunity. We prefer companies with a strong customer focus and a history of prudent financial decisions. We also believe that dividends are an important part of an investment’s total return and therefore prefer companies that pay a regular dividend. While we are conscious of how the Fund’s portfolio differs from its broad-based benchmark, the S&P 500 Index, we do not make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

During the December 1, 2017 to November 30, 2018 reporting period equities entered the tenth year of their bull-market run, supported by a growing U.S. economy and the passage of the Tax Cuts and Jobs Act. Reducing the corporate tax rate helped to contribute to strong corporate earnings reports throughout the time period, particularly in the second quarter when after-tax profits for S&P 500 Index companies rose nearly 25%, year-over-year. The reduction in the corporate tax rate also helped to promote an increase in capital spending and share buybacks during the period. The increase in capital spending, employment, and consumer spending, among other factors, positively affected the overall health of the U.S. economy in the second quarter, which grew at an annualized rate above 4.0% for the first time since 2014. In September, the national unemployment rate fell to 3.7%, its lowest level since 1969.

The period was not without its challenges as multiple factors impacted equity returns and contributed to market volatility. The Federal Reserve (the “Fed”) voted to raise interest rates four times, contributing to an increase in the cost of borrowing for U.S. businesses and consumers. The U.S. Treasury curve rose and flattened. While consumer spending remained strong, existing home sales declined in six straight months during the period, influenced, in part, by an increase in mortgage rates. Fears that rising interest rates would also dampen other sectors of the economy helped contribute to pullbacks in the equity markets. Those downturns were also influenced by increasing friction between the U.S. and its trading partners that began in March when the Trump administration announced tariffs on steel and aluminum imports. The trade conflicts further intensified in the summer months when the administration introduced multiple rounds of tariffs on Chinese goods with the stated intent of reducing the trade deficit and curtailing the seizure of U.S. intellectual property. Despite a proposed revision to the North American Free Trade Agreement (“NAFTA”) – which, if passed, will be called the United States-Mexico-Canada Agreement (“USMCA”) – and the introduction of several new trade agreements between the U.S. and other nations, the uncertainty regarding the escalating trade conflict between the U.S. and China continued to weigh on markets during the period.

U.S. equities, as represented by the S&P 500 Index, ascended to a new historical closing price high of 2,872 on January 26. That record was promptly followed by a significant market retreat, resulting in a period low of 2,581 on February 8. The S& P 500 Index then staged a series of uneven climbs before reaching a new historical and period closing price high of 2,930 on September 20. That record was followed by another significant pullback in October before the S&P 500 Index rebounded to finish the period at 2,760 on November 30, 2018.

The total return for the S&P 500 Index was 6.26% for the 12-month reporting period. This performance reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 27%, a contraction of the price/earnings valuation of the S&P 500 Index of approximately -18%, and a dividend return of approximately 2%. Within the relatively volatile U.S. equities market rally, growth generally outperformed value. The S&P 500 Growth Index returned 10.06% versus 2.26% from the S&P 500 Value Index due, in part, to the market’s view that growth-oriented companies were generally better positioned to benefit from the expanding economy relative to their value-oriented peers.1

Within commodities, oil prices began December 2017 at around $57 per barrel and ranged between approximately $50 to $74/ barrel before ending at around $51/barrel, a decrease of approximately 11%. Beginning the period at around $1,273 per troy ounce, gold traded between approximately $1,161 and $1,365/oz., before ending November 2018 at around $1,220/oz., a decrease of approximately 4%. In currency markets, the U.S. dollar appreciated approximately 5% and 6% versus the euro and British pound, respectively, closing November 2018 at $1.13/euro and $1.28/£.

1

The S&P 500 Growth Index is a capitalization-weighted measure of growth-oriented stocks within the S&P 500 Index. It includes those S&P 500 Index companies with higher price price-to-book ratios and higher expected growth values. The S&P 500 Value Index is a capitalization-weighted measure of value-oriented stocks within the S&P 500 Index. It includes those S&P 500 Index companies with lower price-to-book ratios and lower expected growth values.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Industry and based on total net assets as of November 30, 2018. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 9 other industries, each of which represents less than 5% of total net assets.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2018, the State Farm Growth Fund experienced a total return of 4.41% after expenses, compared to a 6.26% total return for the S&P 500 Index. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The tables below show the securities that were the leading contributors and detractors to Fund performance during the period as well as the performance of the top ten holdings of the Fund.

Performance of Top 5 Contributors

		% of Net Assets	12/1/17 to 11/30/18
Security	Sector	as of 11/30/18	Total Return %
Eli Lilly and Co.	Health Care	2.4%	44%
Walt Disney Co., The	Media & Broadcasting	6.3%	12%
Johnson & Johnson	Health Care	7.3%	8%
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	3.2%	19%
Pfizer Inc.	Health Care	2.1%	32%

*	The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

The S&P 500 Index represents an unmanaged group of stocks that differs from the composition of the Growth Fund. Unlike an investment in the Growth Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance of Top 5 Detractors

		% of Net Assets	12/1/17 to 11/30/18
Security	Sector	as of 11/30/18	Total Return %
General Electric Co.	Electronic/Electrical Manufacturing	0.6%	-58%
International Business Machines Corp.*	Computers	Sold	-22%
Vulcan Materials Co.	Building Materials & Construction	2.2%	-15%
Illinois Tool Works Inc.	Machinery & Manufacturing	1.8%	-16%
3M Co.	Machinery & Manufacturing	2.3%	-12%

* Sold prior to 11/30/2018. Total return is from 12/1/2017 to date sold.

Performance of Top 10 Holdings

		% of Net Assets	12/1/17 to 11/30/18
Security	Sector	as of 11/30/18	Total Return %
Johnson & Johnson	Health Care	7.3%	8%
Walt Disney Co., The	Media & Broadcasting	6.3%	12%
Apple Inc.	Computers	4.6%	5%
Exxon Mobil Corp.	Oil & Gas	4.2%	-1%
Proctor & Gamble Co., The	Consumer & Marketing	3.3%	9%
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	3.2%	19%
Caterpillar Inc.	Machinery & Manufacturing	3.2%	-2%
Wells Fargo & Co.	Banks	2.9%	-1%
Air Products & Chemicals Inc.	Chemicals	2.7%	1%
Walmart Inc.	Retailers	2.6%	3%

The State Farm Growth Fund’s portfolio turnover rate for the 1-year period was 0.14%. The Fund sold its entire positions in Celgene and Noble Energy in the first quarter, followed by full liquidations of Dril-Quip, CDK Global, and Devon Energy in the second quarter. In the third quarter, the Fund disposed of a portion of its shares in Berkshire Hathaway, while liquidating its entire positions in Imperial Oil and Enbridge. The Fund then liquidated its position in International Business Machines in the fourth quarter, while adding shares in Microsoft.

There were 70 holdings in the Fund totaling approximately $5.0 billion in assets at the end of the reporting period, compared to 78 holdings and approximately $5.0 billion in assets one year earlier. As discussed in the Overview, we believe that a company’s dividend policy is an important component in the analysis and selection of securities for the Fund. From December 1, 2017 through November 30, 2018, 60 of the stocks in the portfolio, accounting for over 93% of the Fund’s total net assets, increased their dividends in local currency terms.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

We are long-term investors who spend a lot of time getting to know companies and the people who run them. We seek to understand the company’s long term strategies as well as the competitive advantages and risks inherent in them. When we invest in a company, it is normally our intention to maintain that investment for a very long period of time. Our investment strategy generally is not influenced by short term factors. Our philosophy sometimes will result in periods when the Fund’s performance trails that of the market. We define risk as the permanent loss of investment capital. We believe that our philosophy combined with our views on risk have produced competitive returns versus the benchmark over a long period of time.

State Farm Balanced Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Balanced Fund is invested in a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing under normal market conditions approximately 60% of its total assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities, but for a time may choose to invest as much as 75% of its total assets in fixed income securities, including short-term securities. The equity allocation is managed with a conservative bias that favors large capitalization companies that we believe are well managed with a business specialty. The fixed income component invests in high quality U.S. government and corporate bonds primarily of intermediate maturity and seeks to provide shareowners with current income in addition to some protection from equity market volatility. We tend to maintain a long term investment orientation with both the stock and bond investments in the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

During the December 1, 2017 to November 30, 2018 reporting period equities entered the tenth year of their bull-market run, supported by a growing U.S. economy and the passage of the Tax Cuts and Jobs Act. Reducing the corporate tax rate helped to contribute to strong corporate earnings reports throughout the time period, particularly in the second quarter when after-tax profits for S&P 500 Index companies rose nearly 25%, year-over-year. The reduction in the corporate tax rate also helped to promote an increase in capital spending and share buybacks during the period. The increase in capital spending, employment, and consumer spending, among other factors, positively affected the overall health of the U.S. economy in the second quarter, which grew at an annualized rate above 4.0% for the first time since 2014. In September, the national unemployment rate fell to 3.7%, its lowest level since 1969.

The period was not without its challenges as multiple factors impacted equity returns and contributed to market volatility. The Federal Reserve (the “Fed”) voted to raise interest rates four times, contributing to an increase in the cost of borrowing for U.S. businesses and consumers. The U.S. Treasury curve rose and flattened. While consumer spending remained strong, existing home sales declined in six straight months during the period, influenced, in part, by an increase in mortgage rates. Fears that rising interest rates would also dampen other sectors of the economy helped contribute to pullbacks in the equity markets. Those downturns were also influenced by increasing friction between the U.S. and its trading partners that began in March when the Trump administration announced tariffs on steel and aluminum imports. The trade conflicts further intensified in the summer months when the administration introduced multiple rounds of tariffs on Chinese goods with the stated intent of reducing the trade deficit and curtailing the seizure of U.S. intellectual property. Despite a proposed revision to the North American Free Trade Agreement (“NAFTA”) – which, if passed, will be called the United States-Mexico-Canada Agreement (“USMCA”) – and the introduction of several new trade agreements between the U.S. and other nations, the uncertainty regarding the escalating trade conflict between the U.S. and China continued to weigh on markets during the period.

U.S. equities, as represented by the S&P 500 Index, ascended to a new historical closing price high of 2,872 on January 26. That record was promptly followed by a significant market retreat, resulting in a period low of 2,581 on February 8. The S&P 500 Index then staged a series of uneven climbs before reaching a new historical and period closing price high of 2,930 on September 20. That record was followed by another significant pullback in October before the S&P 500 Index rebounded to finish the period at 2,760 on November 30, 2018.

The total return for the S&P 500 Index was 6.26% for the 12-month reporting period. This performance reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 27%, a contraction of the price/earnings valuation of the S&P 500 Index of approximately -18%, and a dividend return of approximately 2%. Within the relatively volatile U.S. equities market rally, growth generally outperformed value. The S&P 500 Growth Index returned 10.06% versus 2.26% from the S&P 500 Value Index due, in part, to the market’s view that growth-oriented companies were generally better positioned to benefit from the expanding economy relative to their value-oriented peers.1

1	Source: Barclays Live®

Bond markets, as represented by the Bloomberg Barclays Intermediate Government/Credit Index, generated a total return of -0.34% during the 12-month reporting period. The performance of this index was comprised of the Intermediate Government-portion (61.8% Index weighting), which generated a total return of -0.03% and the Intermediate Credit-portion (38.2% Index weighting), which posted a total return of -0.82%. The total return of the Intermediate Government-portion was comprised of a price return of -2.05% and a coupon return of 2.02%; meanwhile, the total return of the Intermediate Credit-portion was comprised of a price return of -4.08% and a coupon return of 3.26%. Both short-term (3-month) and long-term (10-year) U.S. Treasury yields increased over the period, the latter of which hit a seven-year high of 3.24% on November 8. Despite the increase in long-term rates, the yield curve flattened. The spread between short and long-term U.S. Treasury yields narrowed as short-term rates increased at a greater pace than long-term rates, influenced in part by the Fed’s four interest rate hikes during the period. The flattening of the yield curve continued in the final three weeks of November. The 10-year U.S. Treasury yield fell from 3.24% to 3.01% after Fed officials suggested that the central bank may slow the pace of its interest rate hikes next year as it potentially moves closer to the end of its monetary policy tightening program. The Fed typically increases interest rates to help prevent the economy from overheating and causing an undesired rate of inflation. However, inflation remained near the Fed’s 2% target rate for much of the period.

Within commodities, oil prices began December 2017 at around $57 per barrel and ranged between approximately $50 to $74/ barrel before ending at around $51/barrel, a decrease of approximately 11%. Beginning the period at around $1,273 per troy ounce, gold traded between approximately $1,161 and $1,365/oz., before ending November 2018 at around $1,220/oz., a decrease of approximately 4%. In currency markets, the U.S. dollar appreciated approximately 5% and 6% versus the euro and British pound, respectively, closing November 2018 at $1.13/euro and $1.28/£.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Type of Security and based on total net assets as of November 30, 2018. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2018, the State Farm Balanced Fund experienced a total return of 2.49% after expenses. The total return of the blended benchmark was 3.75% for the same period. The blended benchmark used is a combination of 60% S&P 500 Index and 40% Bloomberg Barclays Intermediate Government/Credit Index (rebalanced on a monthly basis). The total return of the all-equity benchmark S&P 500 Index was 6.26%, while the fixed income benchmark Bloomberg Barclays Intermediate Government/Credit Index had a total return of -0.34% over the same time period. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

**	The Bloomberg Barclays Intermediate Government/Credit Index contains 4,846 U.S. Treasury, corporate and other securities with an average maturity of about 4.29 years.

***	State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Bloomberg Barclays Intermediate Gov/Credit Index (rebalanced on a monthly basis).

The S&P 500 Index and the Bloomberg Barclays Intermediate Gov/Credit Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, theoretical investments in the Indices or Blended Benchmark do not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Equity portion of the Fund (65.46% of total net assets at the end of the period)

The tables below show the securities that were the leading contributors and detractors to Fund performance during the period as well as the performance of the top ten holdings of the Fund within the equity portion.

Performance of Top 5 Contributors

Security	Sector	% of Net Assets as of 11/30/18	12/1/17 to 11/30/18 Total Return %
Walt Disney Co., The	Media & Broadcasting	6.4%	12%
Pfizer Inc.	Health Care	1.7%	32%
Eli Lilly and Co.	Health Care	1.3%	44%
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	2.2%	19%
Zoetis Inc.	Health Care	1.1%	31%
Performance of Top 5 Detractors
Security	Sector	% of Net Assets as of 11/30/18	12/1/17 to 11/30/18 Total Return %
General Electric Co.	Electronic/Electrical Manufacturing	0.3%	-58%
International Business Machines Corp*	Computers	Sold	-22%
3M Co.	Machinery & Manufacturing	1.3%	-12%
Illinois Tool Works Inc.	Machinery & Manufacturing	0.9%	-16%
Schlumberger Ltd.	Oil & Gas	0.5%	-26%

* Sold prior to 11/30/2018. Total return is from 12/1/2017 to date sold.
Performance of Top 10 Holdings
Security	Sector	% of Net Assets as of 11/30/18	12/1/17 to 11/30/18 Total Return %
Walt Disney Co., The	Media & Broadcasting	6.4%	12%
Johnson & Johnson	Health Care	3.2%	8%
Apple Inc.	Computers	2.9%	5%
Procter & Gamble Co., The	Consumer & Marketing	2.3%	9%
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	2.2%	19%
Exxon Mobil Corp.	Oil & Gas	2.1%	-1%
Alphabet Inc. Class A	Computer Software & Services	2.1%	7%
Wells Fargo & Co.	Banks	2.1%	-1%
Air Products & Chemicals Inc.	Chemicals	1.9%	1%
Caterpillar Inc.	Machinery & Manufacturing	1.8%	-2%

Turnover in the equity portion of the State Farm Balanced Fund’s portfolio over the past 12 months was 0.71%. The Fund sold its entire positions in Noble Energy in the first quarter, followed by full liquidations of Devon Energy, CDK Global, and Newmont Mining in the second quarter when the Fund also added to its Texas Instruments and Microsoft positions. The Fund then liquidated its International Business Machines position in the fourth quarter, while purchasing additional shares in Microsoft.

There were 72 holdings in the Fund totaling approximately $1.3 billion in assets at the end of the reporting period, compared to 77 holdings and approximately $1.3 billion in assets one year earlier. As discussed in the Overview, we believe that a company’s dividend policy is an important component in the analysis and selection of securities for the Fund. From December 1, 2017, through November 30, 2018, 60 of the stocks in the portfolio, accounting for over 91% of the Fund’s total equity assets, increased their dividends in local currency terms.

Fixed Income portion of the Fund (34.39% of total net assets at the end of the period)

An intermediate maturity structure continues to be the Fund’s investment orientation with 68.9% of the fixed income securities (representing 23.69% of total net assets) maturing within 3-11 years. The largest components of the fixed income portion of the Fund were corporate bonds (18.90% of total net assets) and U.S. Treasury securities (8.95% of total net assets).

From a credit rating standpoint, 41.2% of the Fund’s fixed income portfolio was rated Aaa, including U.S. Treasury bonds, federal agency securities, agency commercial mortgage backed securities (“Agency CMBS”)2, and certain corporate bonds. The remaining corporate fixed income portfolio was invested in Aa-rated bonds (8.6% of fixed income assets), single A-rated debt (32.7% of fixed income assets), Baa-rated bonds (12.4% of fixed income assets) and Ba-rated bonds (0.27% of fixed income assets).

The Fund’s holdings of U.S. Treasury securities, corporate bonds, agency issues, and Agency CMBS had mixed returns, resulting in a total return of approximately -0.82% for the fixed income portion over the 12-month period. With a total return of approximately 0.38%, Treasury securities provided the greatest level of support to the returns of the fixed income portion of the Fund. However, with a total return of approximately -1.28%, corporate bonds were the largest detractor to performance within the fixed income portion.

The Fund’s fixed-income investment orientation of investing in intermediate-term, higher quality bonds helps to provide stability and serve as a buffer to volatility from within the equity portion of the Fund. The duration of the Fund’s bond portfolio at the end of November 2018 stood at 4.2 years, slightly lower than its position on December 1, 2017. The Fund’s duration was higher than the 3.9 years of its fixed income benchmark (the Bloomberg Barclays Intermediate Government/Credit Index) as of November 30, 2018. Duration is a statistical calculation that measures a bond’s (or in this case, a bond portfolio’s) price sensitivity relative to general movements in interest rates.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The Fund is designed and managed as a balanced fund that blends both stocks and bonds together in one convenient investment. Given that structure, performance for the Fund over the long term will typically (but not always) fall somewhere in between the return of a stock index like the S&P 500 Index and a bond index like the Bloomberg Barclays Intermediate Government/Credit Index.

2

Certain Agency CMBS that are not rated by a credit rating agency carry an internal Aaa rating, assigned by State Farm Investment Management Corp., that is consistent with the rating assigned to the guarantor by a credit rating agency.

State Farm Interim Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Interim Fund is managed in a fashion that seeks to achieve over a period of years, the highest yield consistent with relatively low price volatility. When managing the Fund, we are generally buy-and-hold investors who focus primarily on U.S. Government obligations. General investment practice within the Fund is to distribute the Fund’s investments in varying amounts among securities maturing in up to six or seven years from the time of purchase, but may occasionally purchase securities maturing in up to 15 years.

Describe the relevant market environment as it related to the Fund for the reporting period.

Evidence of a stronger U.S. economy influenced fixed income markets throughout the Fund’s fiscal year. In December 2017, the Tax Cuts and Jobs Act was passed. Reducing the corporate tax rate helped to contribute to strong corporate earnings reports throughout the time period, particularly in the second quarter when after-tax profits for S&P 500 Index companies rose nearly 25%, year-over-year. The reduction in the corporate tax rate also helped to promote an increase in capital spending and share buybacks during the period. The increase in capital spending, employment, and consumer spending, among other factors, positively affected the overall health of the U.S. economy in the second quarter, which grew at an annualized rate above 4.0% for the first time since 2014. In September, the national unemployment rate fell to 3.7%, its lowest level since 1969.

However, rising interest rates and increased geopolitical tension helped raise investor concerns regarding the economy’s continued expansion. The Federal Reserve (the “Fed”) voted to raise interest rates four times, contributing to an increase in the cost of borrowing for U.S. businesses and consumers. While consumer spending remained strong, existing home sales declined in six straight months during the period, influenced, in part, by rising mortgage rates. In March, the Trump administration announced tariffs on steel and aluminum imports, increasing tension between the U.S and its trading partners. The trade conflicts further intensified in the summer months when the administration introduced multiple rounds of tariffs on Chinese goods with the stated intent of reducing the trade deficit and curtailing the seizure of U.S. intellectual property. Despite a proposed revision to the North American Free Trade Agreement (“NAFTA”) – which, if passed, will be called the United States-Mexico-Canada Agreement (“USMCA”) – and the introduction of several new trade agreements between the U.S. and other nations, the uncertainty regarding the escalating trade conflict between the U.S. and China continued to weigh on markets during the period.

Short- (3-month), intermediate- (2-year), and long-term (10-year) U.S. Treasury yields increased over the period, the latter of which hit a seven-year high of 3.24% on November 8.1 Despite the increase in long-term rates, the yield curve flattened. The spread between short- and long-term U.S. Treasury yields narrowed as short- and intermediate-term rates increased at a greater pace than long-term rates, influenced in part by the Fed’s four interest rate hikes during the period. The flattening of the yield curve continued in the final three weeks of November. The 10-year U.S. Treasury yield fell from 3.24% to 3.01% after Fed officials suggested that the central bank may slow the pace of its interest rate hikes next year as it potentially moves closer to the end of its monetary policy tightening program. The Fed typically increases interest rates to help prevent the economy from overheating and causing an undesired rate of inflation. However, inflation remained near the Fed’s 2% target rate for much of the period.

1	A 2-year U.S. Treasury Note is a debt obligation issued by the U.S. Treasury with a maturity of 2 years and that pays interest every six months.

Overall, longer-maturity U.S. Treasuries underperformed relative to intermediate- and shorter-maturity U.S. Treasuries. For the 1-year period, the total return for the Bloomberg Barclays 20+ Year U.S. Treasury Index was -5.52%, compared with -0.06% and 0.76% for the Bloomberg Barclays Intermediate U.S. Treasury Index and Bloomberg Barclays 1-3 year U.S. Treasury Index, respectively.

Provide an illustration of the Fund’s investments.

Provided below is the maturity allocation of the Interim Fund as of November 30, 2018, along with the maturity allocation of the Bloomberg Barclays 1-5 Year U.S. Treasury Index for comparison.

Maturity Allocation: State Farm Interim Fund

compared to the Bloomberg Barclays 1-5 Year U.S. Treasury Index

(unaudited)*

Maturity	State Farm Interim Fund Allocation	Bloomberg Barclays 1- 5 Year U.S. Treasury Index Allocation
0 - 1 Years	21.20%**	0.00%
1 - 2 Years	15.22%	29.39%
2 - 3 Years	15.29%	27.96%
3 - 4 Years	20.06%	19.58%
4 - 5 Years	14.77%	20.36%
5 - 6 Years	13.46%	2.71%
6+ Years	0.00%	0.00%

Totals	100.00%	100.00%

*

Illustrated by Maturity and based on total investments for the Fund and total securities for the Index as of November 30, 2018. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes a 2.13% allocation to the JPMorgan U.S. Government Money Market Fund Capital Shares.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2018, the State Farm Interim Fund experienced a total return of 0.33% after expenses, compared to a total return of 0.37% for the Bloomberg Barclays 1-5 Year U.S. Treasury Index. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Within U.S. Treasuries, shorter-term maturities generally outperformed longer-term for the 1-year period. Relative to its benchmark, the Bloomberg Barclays 1-5 Year U.S. Treasury Index, the Fund’s holdings in bonds with maturities of less than one year positively impacted its performance compared with the Index. Meanwhile, relative to its benchmark, the Fund’s lower allocation to bonds with maturities between one and five years, along with the Fund’s higher allocation to bonds with maturities greater than five years, negatively impacted its total return compared with the Index. However, the impact of Fund expenses, as well as the difference in investment structures between the Fund and its benchmark, contributed to the Fund underperforming its benchmark.

As mentioned earlier, the Fund generally maintains exposure across a six-year maturity spectrum. As U.S. Treasury Notes mature, they are reinvested in U.S. Treasury Notes at prevailing interest rate levels.

The duration of the Fund at the end of November 2018 stood at 2.62 years, similar to its duration of 2.67 years on December 1, 2017. The Fund’s duration was slightly lower than that of its benchmark (the Bloomberg Barclays 1-5 Year U.S. Treasury Index) of 2.69 years as of November 30, 2018. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates.

*	The Bloomberg Barclays 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Bloomberg Barclays 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

Given its investment objective of current income consistent with low price volatility, the Fund is designed to be a stable, low risk element of a diversified portfolio. Generally, as interest rates rise, bond prices decline and vice versa. If interest rates increase, total returns (interest plus price gains) may decrease. Conversely, if interest rates decrease, total returns may increase.

State Farm Municipal Bond Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Municipal Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and, if applicable, the Alternative Minimum Tax (AMT). In managing the Fund, we focus on high credit quality bonds with an investment philosophy that seeks to provide competitive total returns, while managing for tax efficiency within the municipal bond asset class over the long run. The municipal bond market, while relatively small in total assets compared to the taxable market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management are critical to success. While we seek to diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate-maturity range for the bulk of the Fund’s assets. The Fund also seeks to remain invested mainly in bonds of high-credit quality in an attempt to reduce the risk of loss to investment principal as a result of credit losses.

In selecting securities for the Fund, we generally invest in the 5-15 year maturity range and avoid long maturities. While we are conscious of how the Fund’s portfolio differs from its benchmark, the Bloomberg Barclays 7-Year Municipal Bond Index, we do not make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

Evidence of a stronger U.S. economy influenced fixed income markets throughout the Fund’s fiscal year. In December 2017, the Tax Cuts and Jobs Act was passed. Reducing the corporate tax rate helped to contribute to strong corporate earnings reports throughout the time period, particularly in the second quarter when after-tax profits for S&P 500 Index companies rose nearly 25%, year-over-year. The reduction in the corporate tax rate also helped to promote an increase in capital spending and share buybacks during the period. The increase in capital spending, employment, and consumer spending, among other factors, positively affected the overall health of the U.S. economy in the second quarter, which grew at an annualized rate above 4.0% for the first time since 2014. In September, the national unemployment rate fell to 3.7%, its lowest level since 1969.

However, rising interest rates and increased geopolitical tension helped raise investor concerns regarding the economy’s continued expansion. The Federal Reserve (the “Fed”) voted to raise interest rates four times, contributing to an increase in the cost of borrowing for U.S. businesses and consumers. The Fed typically increases interest rates to help prevent the economy from overheating and causing an undesired rate of inflation. Inflation remained near the Fed’s 2% target rate for much of the period. While consumer spending remained strong, existing home sales declined in six straight months during the period, influenced, in part, by rising mortgage rates. In March, the Trump administration announced tariffs on steel and aluminum imports, increasing tension between the U.S and its trading partners. The trade conflicts further intensified in the summer months when the administration introduced multiple rounds of tariffs on Chinese goods with the stated intent of reducing the trade deficit and curtailing the seizure of U.S. intellectual property. Despite a proposed revision to the North American Free Trade Agreement (“NAFTA”) – which, if passed, will be called the United States-Mexico-Canada Agreement (“USMCA”) – and the introduction of several new trade agreements between the U.S. and other nations, the uncertainty regarding the escalating trade conflict between the U.S. and China continued to weigh on markets during the period.

As illustrated in Table 1 below, the municipal bond yield curve flattened, while yields increased across all maturities. Short-maturity yields increased more – both on an absolute and relative basis – compared to intermediate- and longer-maturity yields over the 1-year period ended November 30, 2018.

Table 1: Municipal Market Data (MMD) Yields (%) - AAA-Rated General Obligation Municipal Bonds1

Date	1-Year	5-Year	10-Year	20-Year
December 1, 2017	1.26%	1.76%	2.15%	2.67%
November 30, 2018	1.84%	2.14%	2.51%	3.05%
Increase (Decrease) in Yield	0.58%	0.38%	0.36%	0.38%

1

The Municipal Market Data AAA yield curve is indicative of AAA tax-exempt offered-side, institutional yield levels and may vary from actual yields attained. Source: © 2018 Thomson Reuters. Information provided by Thomson Reuters is not intended for trading purposes, nor do they provide any form of advice (investment, tax, legal) amounting to investment advice, or make any recommendations regarding particular financial instruments, investments or products. Neither Thomson Reuters nor its third party content providers shall be liable for any errors, inaccuracies, or for any actions taken in reliance thereon. THOMSON REUTERS EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESSED OR IMPLIED, AS TO THE ACCURACY OF THE INFORMATION, OR AS TO THE FITNESS OF THE INFORMATION FOR ANY PURPOSE.

As illustrated in Table 2 below, annual total returns (as of November 30, 2018) for all segments of the Bloomberg Barclays Municipal Bond Index were positive, with mixed returns across maturities. The Bloomberg Barclays Municipal Bond Index is used to illustrate returns for municipal bonds having various maturities. The Bloomberg Barclays 7-Year Municipal Bond Index is not used to illustrate this point because the Bloomberg Barclays 7-Year Municipal Bond Index only includes municipal bonds with maturities between 6 and 8 years.

Table 2: Bloomberg Barclays Municipal Bond Index - Component Returns by Maturity2

Maturity	Annual Total Return (as of November 30, 2018)
1-Year Municipal Bonds	1.42%
3-Year Municipal Bonds	1.32%
5-Year Municipal Bonds	1.17%
7-Year Municipal Bonds	1.26%
10-Year Municipal Bonds	1.25%
15-Year Municipal Bonds	1.35%
20-Year Municipal Bonds	1.11%
Long-Bond (22+ Year) Municipal Bonds	0.51%

2

Source: Barclays Live®. Past performance does not guarantee future results. The data illustrated provides component annual total returns by municipal bond maturities of the Bloomberg Barclays Municipal Bond Index.

From a total return standpoint, as illustrated in Table 3 below, the lower end of investment-grade quality municipal bonds (A and Baa rated bonds) outperformed relative to higher investment-grade quality municipal bonds (Aa and Aaa rated bonds) within the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is used to illustrate annual total returns for municipal bonds with various investment grade credit qualities.

Table 3: Bloomberg Barclays Municipal Bond Index - Component Returns by Credit Quality Ratings3

Credit Quality	Annual Total Return (as of November 30, 2018)
Aaa Rated Bonds	0.84%
Aa Rated Bonds	1.03%
A Rated Bonds	1.21%
Baa Rated Bonds	2.11%

3

Source: Barclays Live®. Past performance does not guarantee future results. The data illustrated provides component annual total returns by credit quality ratings of the Bloomberg Barclays Municipal Bond Index.

As of November 30, 2018, the 3.05% yield on 20-year Aaa-rated municipal bonds was less than the 3.19% yield offered on comparable 20-year taxable U.S. Treasuries, but slightly above the historical norm for that yield spread relationship. Historically, long-term municipal bonds have offered approximately 75% to 90% of the yields available on comparable U.S. Treasuries because of the income tax benefits associated with municipal bonds. However, that dynamic has shifted in recent years due, in part, to the Fed’s monetary policies stimulus programs and the Tax Cut and Jobs Act passed in 2017.

This yield comparison has been typically used as a general gauge within the industry to determine the relative attractiveness of municipal securities.

Provide an illustration of the Fund’s investments.

Provided below is the maturity allocation of the Municipal Bond Fund as of November 30, 2018, along with the maturity allocation of the Bloomberg Barclays 7-Year Municipal Bond Index for comparison.

Maturity Allocation: State Farm Municipal Bond Fund

compared to the Bloomberg Barclays 7-Year Municipal Bond Index

(unaudited)*

Maturity	State Farm Municipal Bond Fund Allocation	Bloomberg Barclays 7-Year Municipal Bond Index Allocation
0-6 Years	34.02%**	0.00%
6-12 Years	44.32%	100.00%
12-22 Years	21.66%	0.00%
22+ Years	0.00%	0.00%
Totals	100.00%	100.00%

*

Illustrated by Maturity and based on total investments for the Fund and total securities for the Index as of November 30, 2018. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes a 0.22% allocation to the JPMorgan U.S. Government Money Market Fund Capital Shares.

How did the Fund perform during the reporting period?

The State Farm Municipal Bond Fund experienced a total return of 0.99% for the 1-year period ended November 30, 2018, after expenses, compared to a 1.26% return for the Bloomberg Barclays 7-Year Municipal Bond Index. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund produced a positive total return for the 1-year period. However, the impact of fund expenses, as well as the difference in credit quality between the Fund and its benchmark, the Bloomberg Barclays 7-Year Municipal Bond Index, played a role in the Fund underperforming the Index.

With respect to credit risk, as previously illustrated in Table 3 above, lower quality bonds (Baa and A) generally outperformed relative to higher quality bonds (Aa and Aaa) during the period. Table 4 below shows the Fund’s credit quality orientation compared to the Bloomberg Barclays 7-Year Municipal Bond Index as of November 30, 2018, with the Fund holding a smaller concentration than the Index in lower quality bonds. Throughout the reporting period, the Fund maintained a high quality credit orientation consistent with the Fund’s historical investment philosophy.

*	The Bloomberg Barclays 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of six to eight years.

The Bloomberg Barclays 7-Year Municipal Bond Index differs from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Table 4: Credit Ratings Comparison (as of November 30, 2018)4

Credit Ratings	State Farm Municipal Bond Fund Allocation	Bloomberg Barclays 7-Year Municipal Bond Index Allocation
Aaa/AAA	12.00%	16.95%
Aa/AA	66.69%	53.16%
A	16.79%	22.51%
Baa/BBB or Lower	1.19%	7.38%
NR (Not Rated)	3.33%*	0.00%
Totals	100.00%	100.00%

4

Illustrated by Credit Quality and based on total investments for the Fund and total securities for the Index as of November 30, 2018. Reflects the lower of Moody’s and Standard and Poor’s issuer specific ratings. The issuer specific ratings do not reflect any bond insurer ratings.

*	Includes a 0.22% allocation to the JPMorgan U.S. Government Money Market Fund Capital Shares.

Throughout the reporting period, the Fund’s duration increased from 4.25 years as of December 1, 2017, to 4.45 years as of November 30, 2018. The Fund’s duration was lower than the 4.92 duration of its benchmark (the Bloomberg Barclays 7-year Municipal Bond Index) at the end of the period. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The objective of the Fund is to seek as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. We seek to maintain the risk profile of the Fund with respect to duration, interest rate risk and credit risk. The Fund has been invested with a bias towards high-credit quality, intermediate maturity bonds. Adopting additional risk by increasing duration significantly and/or increasing the weighting in lower-credit quality bonds would not have been consistent with the Fund’s investment philosophy.

The number of individual bonds held in the portfolio over the reporting period increased by 11, from 498 to 509 bonds. Turnover for the reporting period was 11.6%. Investments within the state of Washington represented the largest single allocation in any state, representing 6.59% of total net assets, which is down from 6.91% from the beginning of the reporting period. The largest additions to the portfolio included net acquisitions of bonds in Wisconsin, followed by New Mexico and Kentucky. Bonds secured by a general obligation pledge accounted for approximately 88% of all new acquisitions with revenue bond purchases representing 12% of the total. The average ratings quality of new bond purchases was Aa2/AA. The Aa2 rating is a subset of Moody’s Aa rating. The largest net reduction of holdings occurred through sales and maturities of bonds in New York, followed by Colorado.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The Fund seeks a high level of income exempt from federal income tax through investment in a diversified portfolio of high quality bonds. We utilize a long-term philosophy, seeking to provide competitive total returns relative to the municipal bond asset class while managing for tax efficiency.

Generally, as interest rates rise, bond prices decline and vice versa. If interest rates increase, total returns (interest plus price gains) may decrease. Conversely, if interest rates decrease, total returns may increase.

Expense Example (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table below.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of increasing the costs of investing.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Annualized Expense Ratio Based on the Period June 1, 2018 to November 30, 2018	Expenses Paid During Period June 1, 2018 to November 30, 2018*
State Farm Growth Fund
Actual	$1,000.00	$1,060.18	0.12%	$0.62
Hypothetical (5% return before expenses)	$1,000.00	$1,024.47	0.12%	$0.61

State Farm Balanced Fund
Actual	$1,000.00	$1,034.86	0.13%	$0.66
Hypothetical (5% return before expenses)	$1,000.00	$1,024.42	0.13%	$0.66

State Farm Interim Fund
Actual	$1,000.00	$1,006.59	0.17%	$0.86
Hypothetical (5% return before expenses)	$1,000.00	$1,024.22	0.17%	$0.86

State Farm Municipal Bond Fund
Actual	$1,000.00	$1,005.08	0.17%	$0.85
Hypothetical (5% return before expenses)	$1,000.00	$1,024.22	0.17%	$0.86

*

Expenses are equal to the applicable Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Board Approval of Investment Advisory Agreement (unaudited)

At a meeting of the Board of Trustees (the “Board”) of State Farm Associates’ Funds Trust (“Associates’ Funds Trust”) held on June 15, 2018, all of the Trustees present, including those Trustees who are not “interested persons” as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), of Associates’ Funds Trust, approved the continuation of the Investment Advisory and Management Services Agreement between State Farm Investment Management Corp. (“SFIMC”) and Associates’ Funds Trust (the “Advisory Agreement”) for an additional one-year term ending June 30, 2019.

In considering whether to approve the continuation of the Advisory Agreement, the Independent Trustees were assisted in their review by independent legal counsel, which had sent to SFIMC, on behalf of the Independent Trustees, a request for information to be provided to the Independent Trustees prior to the Board’s consideration of the continuation of the Advisory Agreement. SFIMC provided materials to the Independent Trustees responding to that request, including a fund-by-fund profitability analysis on each series of the Associates’ Funds Trust (each, a “Fund,” and collectively, the “Funds”), as well as an explanation of the methodology by which SFIMC had calculated that profitability.

At the Board’s request, SFIMC also provided the Board with additional information that the Board believed would be useful to the Board in evaluating whether to approve the continuation of the Advisory Agreement. In advance of the June 15th meeting, the Board also received a report prepared by Strategic Insight, an independent fund tracking organization (the “Strategic Insight Report”), relating to the performance and expenses of each Fund. The Strategic Insight Report included information on the relative performance of each Fund as compared to a benchmark index and to a category of comparable mutual funds, as determined by Morningstar®, an independent third-party service provider (each, a “Morningstar Category”). Morningstar assigns each Fund to a category based upon the underlying securities held in the Fund’s portfolio over the past three years.

In addition, the Board received and reviewed a memorandum from the legal counsel to Associates’ Funds Trust and its Independent Trustees regarding the Board members’ responsibilities (particularly the Independent Trustees’ responsibilities) in considering whether to approve the continuation of the Advisory Agreement.

The Independent Trustees of Associates’ Funds Trust also reviewed these materials at meetings held on March 16, 2018 and May 23, 2018, during which SFIMC management responded to specific questions from the Independent Trustees and provided follow-up information. The Board also considered information it received throughout the year relating to the Funds. The Independent Trustees discussed all of this material extensively in separate meetings among themselves, with their independent legal counsel and with the other Board members, after which the Board considered the various factors described below, none of which alone was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the continuation of the Advisory Agreement are discussed separately below.

Investment Performance

The Board considered the investment performance of each Fund over various time periods (i.e., calendar year-to-date, one-, three-, five- and 10-year periods) ending on March 31, 2018, as compared to the performance of one or more benchmark indexes, as well as compared to the returns of the Morningstar Category, which includes all open-end funds within that category as assigned by Morningstar, Inc., without any modifications. The Board considered each Fund’s quartile ranking within its Morningstar Category, with the first quartile equal to performance in the top 25% of all funds within that category and the fourth quartile equal to performance in the bottom 25% of all funds within that category.

The Board considered that the Growth Fund’s performance compared to its Morningstar Category over all periods examined was in the fourth quartile. The Board took into account SFIMC’s explanation that the Growth Fund generally is more likely to underperform its benchmark and Morningstar Category median in periods of strong market performance or periods in which increased risk is rewarded. Conversely, SFIMC explained to the Board that the Growth Fund is more likely to outperform its benchmark and Morningstar Category during flat and down markets. The Board noted SFIMC’s belief that over long-term market cycles, this investment approach generally has provided competitive investment performance with a lower-risk profile for the Growth Fund.

The Board considered the performance of the Balanced Fund compared to its Morningstar Category, noting that it had ranked in the third quartile of its Morningstar Category for the three-, five- and ten-year periods and in the fourth quartile for the one- and year-to-date periods. The Board considered SFIMC’s explanation that the equity securities held by the Balanced Fund had risk and performance characteristics similar to those of the equity securities held by the Growth Fund. Therefore, SFIMC’s explanation of the relative performance of the Growth Fund helped the Board to understand the Balanced Fund’s relative performance.

The Board also considered the performance of the Interim and Municipal Bond Funds compared to each Fund’s Morningstar Category. It noted that each of the Interim Fund and Municipal Bond Fund had ranked in the second quartile of its Morningstar Category for the three-, five- and ten-year periods. The Board then considered SFIMC’s assertion that the Funds are managed with a low-risk profile and that they have provided long-term consistent returns.

After extensive discussion of this and other performance information related to the Funds, the Board concluded that the investment performance of the Funds over the periods reviewed was acceptable.

Fees and Expenses

The Board examined the fee structure and expense ratio of each Fund, including in comparison to the fee structures and expense ratios of a peer group of funds with comparable investment objectives, investment strategies, asset size and no-load structures as compiled by Strategic Insight. The Board evaluated the relative rankings of each Fund’s net total, net management and net operating expenses within that group of peer funds. The Board also took note that SFIMC did not manage any institutional clients, and that it only manages the Funds and the assets of other State Farm-sponsored mutual funds. In connection with examining the fee structure and expense ratio of each Fund, the Board considered the amount of profits earned (or losses incurred) by SFIMC in providing advisory and management services to each Fund, as well as the methodology by which that profit (or loss) was calculated.

The Board considered SFIMC’s view that the Funds’ expenses are extremely competitive and among the lowest of their peers. In reviewing the Strategic Insight Report, the Board considered that each Fund ranked in the top quarter of its expense group, and that its net total expense, net management fee and net operating expense each were lower than the expense group median. After extensive discussion, the Board concluded that each Fund’s expense structure and overall fees were acceptable.

Economies of Scale

When reviewing the Funds’ fees, the Board also discussed the extent to which economies of scale will be realized as each Fund grows and whether each Fund’s fee levels reflect economies of scale for the benefit of the Fund. Economies of scale occur when a mutual fund’s expenses per unit, such as per dollar invested in the fund, decrease as the fund increases in size. The Board considered that the Advisory Agreement includes breakpoints for each Fund, which can lead to economies of scale for Fund shareholders as assets increase.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of the advisory services provided by SFIMC to the Funds. The Board considered the general reputation, financial resources, and business activities of SFIMC, as well as the make-up, education and experience of the SFIMC investment management teams responsible for managing the Funds, and concluded that these teams have a satisfactory, long-term track record in managing the Funds. The Board also considered the compliance environment of the Funds, and SFIMC’s management of that environment, including the view of the Associates’ Funds Trust’s Chief Compliance Officer that the compliance policies and procedures of SFIMC were reasonably designed to monitor, detect and prevent violations of the federal securities laws. After considering this information, the Board concluded that SFIMC had more than sufficient resources and expertise to capably continue to manage the Funds, and that given the past experience, SFIMC should be able to continue to provide satisfactory services to Associates’ Funds Trust.

Fallout Benefits

The Board next discussed whether SFIMC derives any other direct or indirect benefits from serving as investment adviser to the Funds. SFIMC discussed the various ancillary services that it provides the Funds, including serving as transfer agent, and its affiliate, State Farm VP Management Corp., serving as the Funds’ distributor. SFIMC explained to the Board that, in exchange for providing transfer agency services, SFIMC receives proceeds from the account fee imposed on shareholders of Associates’ Funds Trust. Management also explained that State Farm VP Management Corp. receives no fees from Associates’ Funds Trust for providing distribution services. SFIMC indicated to the Board that it was not aware of any other ancillary or other benefits that SFIMC (and its affiliates) receive from Associates’ Funds Trust, particularly because SFIMC does not execute securities trades on behalf of the Funds through an affiliated broker-dealer. The Board concluded that the lack of any material ancillary, or so-called “fallout,” benefits enables SFIMC to manage assets of the Funds in a manner that appears to be free of conflicts of interest.

Conclusion

Based on the Trustees’ extensive deliberations on the above factors and their evaluation of all of the information provided by SFIMC, Morningstar and Strategic Insight, the Board, including all of the Independent Trustees voting separately, unanimously approved the continuation of the Advisory Agreement for all the Funds through June 30, 2019.

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2018

	Shares	Value
Common Stocks (98.18%)
Agriculture, Foods, & Beverage (11.33%)
Archer-Daniels-Midland Co.	3,477,500	$160,034,550
Coca-Cola Co., The	2,054,600	103,551,837
Kellogg Co.	930,000	59,194,500
McCormick & Company Inc.	428,600	64,290,000
Nestle SA ADR	1,175,800	100,201,676
PepsiCo Inc.	641,400	78,212,316

		565,484,879

Banks (5.21%)
M&T Bank Corp.	213,400	36,066,734
Northern Trust Corp.	422,700	41,944,521
U.S. Bancorp	710,821	38,711,312
Wells Fargo & Co.	2,643,100	143,467,468

		260,190,035

Building Materials & Construction (2.20%)
Vulcan Materials Co.	1,039,200	109,853,832

Chemicals (5.14%)
Air Products & Chemicals Inc.	830,000	133,522,100
Croda International PLC	24,910	1,548,022
DowDuPont Inc.	293,834	16,998,297
International Flavors & Fragrances Inc.	525,000	74,355,750
Novozymes A/S B Shares	344,484	16,045,326
Versum Materials Inc.	415,000	14,375,600

		256,845,095

Computer Software & Services (5.70%)
Alphabet Inc. Class A (a)	112,635	124,985,428
Alphabet Inc. Class C (a)	5,916	6,474,648
Automatic Data Processing Inc.	109,900	16,201,458
Facebook Inc. Class A (a)	82,675	11,624,932
Microsoft Corp.	828,327	91,853,181
SAP SE	83,800	8,624,055
Texas Instruments Inc.	245,807	24,543,829

		284,307,531

Computers (4.60%)
Apple Inc.	1,287,217	229,871,212

Consumer & Marketing (6.64%)
AptarGroup Inc.	677,405	70,483,990
Colgate-Palmolive Co.	872,600	55,427,552
Procter & Gamble Co., The	1,765,155	166,824,799
Reckitt Benckiser Group PLC	163,469	13,567,182
Unilever NV New York Shares	451,152	25,043,448

		331,346,971

Electronic/Electrical Manufacturing (1.55%)
Emerson Electric Co.	729,400	49,249,088
General Electric Co.	3,744,419	28,083,142

		77,332,230

Financial Services (0.93%)
Berkshire Hathaway Inc. Class A (a)	142	46,292,000

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
Berkshire Hathaway Inc. Class B (a)	143	$31,208

		46,323,208

Health Care (18.80%)
Abbott Laboratories	847,500	62,757,375
AbbVie Inc.	847,500	79,893,825
Agilent Technologies Inc.	548,071	39,652,937
Amgen Inc.	190,085	39,585,201
Eli Lilly and Co.	997,000	118,284,080
Johnson & Johnson	2,481,600	364,547,040
Merck & Co. Inc.	296,750	23,544,145
Novo Nordisk A/S Sponsored ADR	357,416	16,662,734
Pfizer Inc.	2,239,031	103,510,403
Roche Holding AG Sponsored ADR	732,281	23,747,873
Zoetis Inc.	705,696	66,243,684

		938,429,297

Machinery & Manufacturing (10.68%)
3M Co.	564,000	117,266,880
ASML Holding NV NY Reg. Shares	364,933	62,531,270
Caterpillar Inc.	1,162,621	157,732,791
Deere & Co.	42,900	6,644,352
Donaldson Company Inc.	765,513	42,899,349
HNI Corp.	1,439,200	55,481,160
Illinois Tool Works Inc.	652,500	90,730,125

		533,285,927

Media & Broadcasting (6.31%)
Walt Disney Co., The	2,728,640	315,130,634

Mining & Metals (2.33%)
BHP Group PLC	941,859	18,025,196
Nucor Corp.	531,200	32,089,792
Rio Tinto PLC	476,280	21,603,801
Rio Tinto PLC ADR	907,200	42,420,672
South32 Ltd.	941,859	2,110,302

		116,249,763

Oil & Gas (9.00%)
Chevron Corp.	1,060,000	126,076,400
Exxon Mobil Corp.	2,615,200	207,908,400
Royal Dutch Shell PLC ADR Class A	456,900	27,596,760
Royal Dutch Shell PLC Class B	2,037,807	62,215,567
Schlumberger Ltd.	564,642	25,465,354

		449,262,481

Retailers (2.62%)
Walmart Inc.	1,339,100	130,763,115

Telecom & Telecom Equipment (2.92%)
AT&T Inc.	2,140,534	66,870,282
Corning Inc.	1,284,600	41,389,812
Verizon Communications Inc.	624,900	37,681,470

		145,941,564

See accompanying notes to financial statements.	25

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Shares	Value
Common Stocks (Cont.)
Transportation (1.68%)
GATX Corp.	190,700	$15,925,357
Union Pacific Corp.	442,075	67,982,294

		83,907,651

Utilities & Energy (0.54%)
Duke Energy Corp.	306,966	27,187,979

Total Common Stocks
(cost $1,606,787,035)		4,901,713,404

Short-term Investments (1.45%)
JPMorgan U.S. Government Money Market Fund Capital Shares, 2.11% (b)	72,497,148	72,497,148

Total Short-term Investments
(cost $72,497,148)		72,497,148

TOTAL INVESTMENTS (99.63%)
(cost $1,679,284,183)		4,974,210,552
OTHER ASSETS, NET OF LIABILITIES (0.37%)		18,375,953

NET ASSETS (100.00%)		$4,992,586,505

(a)	Non-income producing security.

(b)	Rate shown is the 7-day yield as of November 30, 2018.

ADR - American Depositary Receipt

26	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS

November 30, 2018

	Shares	Value
Common Stocks (65.46%)
Agriculture, Foods, & Beverage (6.47%)
Archer-Daniels-Midland Co.	940,561	$43,284,617
Campbell Soup Co.	26,000	1,019,200
Coca-Cola Co., The	410,000	20,664,000
Kellogg Co.	310,000	19,731,500
Nestle SA ADR	319,174	27,200,008
PepsiCo Inc.	110,100	13,425,594

		125,324,919

Banks (3.76%)
M&T Bank Corp.	58,300	9,853,283
Northern Trust Corp.	104,700	10,389,381
U.S. Bancorp	218,145	11,880,177
Wells Fargo & Co.	747,600	40,579,728

		72,702,569

Building Materials & Construction (0.87%)
Vulcan Materials Co.	160,200	16,934,742

Chemicals (4.01%)
Air Products & Chemicals Inc.	230,000	37,000,100
DowDuPont Inc.	238,358	13,789,010
International Flavors & Fragrances Inc.	120,000	16,995,600
Novozymes A/S B Shares	124,350	5,791,957
Versum Materials Inc.	115,000	3,983,600

		77,560,267

Computer Software & Services (5.40%)
Alphabet Inc. Class A (a)	36,687	40,709,730
Alphabet Inc. Class C (a)	3,559	3,895,076
Automatic Data Processing Inc.	47,400	6,987,708
Facebook Inc. Class A (a)	49,575	6,970,741
Microsoft Corp.	200,914	22,279,353
SAP SE	52,800	5,433,772
Texas Instruments Inc.	182,262	18,198,861

		104,475,241

Computers (2.94%)
Apple Inc.	318,176	56,819,870

Consumer & Marketing (4.39%)
AptarGroup Inc.	134,100	13,953,105
Colgate-Palmolive Co.	80,000	5,081,600
Procter & Gamble Co., The	477,700	45,147,427
Reckitt Benckiser Group PLC	65,387	5,426,823
Unilever NV New York Shares	276,106	15,326,644

		84,935,599

Electronic/Electrical Manufacturing (0.65%)
Emerson Electric Co.	98,600	6,657,472
General Electric Co.	796,300	5,972,250

		12,629,722

	Shares	Value
Common Stocks (Cont.)
Financial Services (0.58%)
Berkshire Hathaway Inc. Class A (a)	34	$11,084,000
Berkshire Hathaway Inc. Class B (a)	533	116,322

		11,200,322

Health Care (10.83%)
Abbott Laboratories	146,675	10,861,284
AbbVie Inc.	92,000	8,672,840
Agilent Technologies Inc.	143,787	10,402,989
Amgen Inc.	70,750	14,733,688
Eli Lilly and Co.	212,000	25,151,680
Johnson & Johnson	417,700	61,360,130
Medtronic PLC	21,600	2,106,648
Merck & Co. Inc.	103,200	8,187,888
Novo Nordisk A/S Sponsored ADR	153,404	7,151,694
Pfizer Inc.	728,140	33,661,912
Roche Holding AG Sponsored ADR	179,815	5,831,400
Zoetis Inc.	229,495	21,542,696

		209,664,849

Machinery & Manufacturing (6.55%)
3M Co.	124,600	25,906,832
ASML Holding NV NY Reg. Shares	82,440	14,126,094
Caterpillar Inc.	262,400	35,599,808
Deere & Co.	72,202	11,182,646
Donaldson Company Inc.	279,017	15,636,113
HNI Corp.	160,000	6,168,000
Illinois Tool Works Inc.	130,600	18,159,930

		126,779,423

Media & Broadcasting (6.37%)
Lee Enterprises Inc. (a)	84,000	188,160
Walt Disney Co., The	1,065,995	123,111,763

		123,299,923

Mining & Metals (2.62%)
BHP Group PLC	169,900	3,251,528
Nucor Corp.	436,800	26,387,088
Rio Tinto PLC	153,825	6,977,418
Rio Tinto PLC ADR	293,000	13,700,680
South32 Ltd.	169,900	380,673

		50,697,387

Oil & Gas (5.41%)
Chevron Corp.	288,000	34,254,720
Enbridge Inc.	78,375	2,565,214
Exxon Mobil Corp.	512,400	40,735,800
Royal Dutch Shell PLC ADR Class A	216,400	13,070,560
Royal Dutch Shell PLC Class B	163,579	4,994,173
Schlumberger Ltd.	201,727	9,097,888

		104,718,355

See accompanying notes to financial statements.	27

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Shares	Value
Common Stocks (Cont.)
Retailers (1.40%)
Walmart Inc.	276,700	$27,019,753

Telecom & Telecom Equipment (1.83%)
AT&T Inc.	533,359	16,662,135
Corning Inc.	372,300	11,995,506
Verizon Communications Inc.	112,490	6,783,147

		35,440,788

Transportation (1.05%)
GATX Corp.	68,200	5,695,382
Union Pacific Corp.	95,035	14,614,482

		20,309,864

Utilities & Energy (0.33%)
Duke Energy Corp.	72,333	6,406,534

Total Common Stocks
(cost $440,650,905)		1,266,920,127

	Principal amount	Value
Corporate Bonds (18.90%)
Aerospace/Defense (0.82%)
Precision Castparts Corp.
2.250%, 06/15/2020	$1,000,000	$984,336
Rolls-Royce PLC (b)
2.375%, 10/14/2020	1,000,000	976,920
Lockheed Martin Corp.
3.350%, 09/15/2021	1,000,000	995,538
United Technologies Corp.
3.100%, 06/01/2022	1,000,000	975,059
Boeing Co.
2.850%, 10/30/2024	1,000,000	960,240
General Dynamics Corp.
2.375%, 11/15/2024	500,000	467,862
Raytheon Co.
3.150%, 12/15/2024	1,000,000	978,764
Northrop Grumman Corp.
2.930%, 01/15/2025	1,000,000	943,426
Lockheed Martin Corp.
2.900%, 03/01/2025	1,000,000	947,501
Precision Castparts Corp.
3.250%, 06/15/2025	1,000,000	963,981
Rolls-Royce PLC (b)
3.625%, 10/14/2025	1,000,000	956,303
Boeing Co.
2.250%, 06/15/2026	500,000	452,654
General Dynamics Corp.
2.125%, 08/15/2026	500,000	446,383
United Technologies Corp.
2.650%, 11/01/2026	500,000	446,362
Airbus SE (b)
3.150%, 04/10/2027	1,000,000	949,472
United Technologies Corp.
3.125%, 05/04/2027	1,000,000	920,131

	Principal amount	Value
Corporate Bonds (Cont.)
Aerospace/Defense (Cont.)
General Dynamics Corp.
2.625%, 11/15/2027	$500,000	$455,647
Northrop Grumman Corp.
3.250%, 01/15/2028	1,000,000	929,543
General Dynamics Corp.
3.750%, 05/15/2028	1,200,000	1,193,762

		15,943,884

Agriculture, Foods, & Beverage (1.57%)
Coca-Cola Co., The
2.450%, 11/01/2020	1,000,000	987,927
Kellogg Co.
4.000%, 12/15/2020	2,000,000	2,023,408
JM Smucker Co.
3.000%, 03/15/2022	1,000,000	968,119
Sysco Corp.
2.600%, 06/12/2022	1,000,000	962,938
Campbell Soup Co.
2.500%, 08/02/2022	1,000,000	942,077
Kellogg Co.
2.750%, 03/01/2023	1,000,000	957,143
Hershey Co.
2.625%, 05/01/2023	1,300,000	1,252,533
Mondelez International Inc.
4.000%, 02/01/2024	1,000,000	995,263
General Mills Inc.
3.650%, 02/15/2024	1,000,000	984,211
PepsiCo Inc.
3.600%, 03/01/2024	1,000,000	1,003,400
JM Smucker Co.
3.500%, 03/15/2025	1,000,000	949,940
PepsiCo Inc.
3.500%, 07/17/2025	1,000,000	989,839
Hershey Co.
3.200%, 08/21/2025	1,000,000	974,499
Coca-Cola Co., The
2.875%, 10/27/2025	1,000,000	949,112
PepsiCo Inc.
2.850%, 02/24/2026	1,000,000	942,674
Coca-Cola Co., The
2.550%, 06/01/2026	500,000	462,891
Sysco Corp.
3.300%, 07/15/2026	1,000,000	941,269
Hershey Co.
2.300%, 08/15/2026	1,000,000	902,824
Coca-Cola Co., The
2.250%, 09/01/2026	1,000,000	900,414
Danone SA (b)
2.947%, 11/02/2026	1,000,000	903,710
General Mills Inc.
3.200%, 02/10/2027	1,000,000	903,484
Coca-Cola Co., The
2.900%, 05/25/2027	500,000	471,482
Sysco Corp.
3.250%, 07/15/2027	500,000	464,462

28	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Principal amount	Value
Corporate Bonds (Cont.)
Agriculture, Foods, & Beverage (Cont.)
PepsiCo Inc.
3.000%, 10/15/2027	$1,500,000	$1,406,870
Kellogg Co.
3.400%, 11/15/2027	1,000,000	910,643
JM Smucker Co.
3.375%, 12/15/2027	1,500,000	1,379,181
Campbell Soup Co.
4.150%, 03/15/2028	1,000,000	927,455
General Mills Inc.
4.200%, 04/17/2028	1,000,000	963,711
Mondelez International Inc.
4.125%, 05/07/2028	2,000,000	1,943,158
Kellogg Co.
4.300%, 05/15/2028	1,000,000	977,890

		30,342,527

Automotive (0.54%)
Toyota Motor Credit Corp.
2.100%, 01/17/2019	500,000	499,592
Daimler Finance NA LLC (b)
2.250%, 03/02/2020	500,000	492,405
American Honda Finance Corp.
2.450%, 09/24/2020	1,000,000	985,603
BMW US Capital LLC (b)
2.000%, 04/11/2021	1,000,000	962,652
Daimler Finance NA LLC (b)
2.000%, 07/06/2021	1,000,000	954,058
American Honda Finance Corp.
1.650%, 07/12/2021	500,000	478,275
Toyota Motor Credit Corp.
2.900%, 04/17/2024	1,000,000	961,016
BMW US Capital LLC (b)
2.800%, 04/11/2026	500,000	454,617
American Honda Finance Corp.
2.300%, 09/09/2026	1,000,000	898,169
BMW US Capital LLC (b)
3.300%, 04/06/2027	1,000,000	931,159
Toyota Motor Credit Corp.
3.050%, 01/11/2028	1,000,000	940,046
American Honda Finance Corp.
3.500%, 02/15/2028	1,000,000	960,840
Daimler Finance NA LLC (b)
3.750%, 02/22/2028	1,000,000	932,227

		10,450,659

Banks (1.09%)
Wells Fargo & Co.
2.150%, 01/15/2019	500,000	499,595
Bank of New York Mellon Corp.
2.200%, 03/04/2019	1,000,000	998,570
Toronto-Dominion Bank, The
3.000%, 06/11/2020	1,000,000	996,419

	Principal amount	Value
Corporate Bonds (Cont.)
Banks (Cont.)
State Street Corp.
2.550%, 08/18/2020	$1,000,000	$985,845
PNC Bank NA
2.450%, 11/05/2020	500,000	490,482
Wells Fargo & Co.
3.000%, 01/22/2021	1,000,000	987,928
Toronto-Dominion Bank
2.125%, 04/07/2021	1,000,000	972,764
PNC Bank NA
2.150%, 04/29/2021	1,000,000	967,094
U.S. Bancorp
3.000%, 03/15/2022	1,000,000	985,539
3.700%, 01/30/2024	500,000	501,434
Bank of New York Mellon Corp.
3.650%, 02/04/2024	1,000,000	993,193
State Street Corp.
3.300%, 12/16/2024	1,000,000	969,367
PNC Bank NA
3.250%, 06/01/2025	500,000	479,863
State Street Corp.
3.550%, 08/18/2025	500,000	490,026
Wells Fargo & Co.
3.000%, 04/22/2026	1,000,000	921,330
Bank of New York Mellon Corp.
2.800%, 05/04/2026	500,000	463,556
State Street Corp.
2.650%, 05/19/2026	1,000,000	917,732
U.S. Bancorp
2.375%, 07/22/2026	1,000,000	894,352
Bank of New York Mellon Corp.
2.450%, 08/17/2026	500,000	448,668
Wells Fargo & Co.
3.000%, 10/23/2026	1,500,000	1,366,820
U.S. Bancorp
3.150%, 04/27/2027	1,000,000	939,017
PNC Bank NA
3.100%, 10/25/2027	1,000,000	933,662
Bank of New York Mellon Corp.
3.400%, 01/29/2028	2,000,000	1,916,132
U.S. Bancorp
3.900%, 04/26/2028	1,000,000	996,023

		21,115,411

Chemicals (0.42%)
Praxair Inc.
2.450%, 02/15/2022	1,000,000	971,303
2.700%, 02/21/2023	1,000,000	968,466
3.200%, 01/30/2026	1,000,000	969,526
Air Liquide Finance (b)
2.500%, 09/27/2026	1,000,000	905,637
Ecolab Inc.
2.700%, 11/01/2026	1,000,000	917,763
3.250%, 12/01/2027	1,500,000	1,420,107

See accompanying notes to financial statements.	29

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Principal amount	Value
Corporate Bonds (Cont.)
Chemicals (Cont.)
PPG Industries Inc.
3.750%, 03/15/2028	$2,000,000	$1,891,354

		8,044,156

Commercial Service/Supply (0.10%)
Cintas Corp. No. 2
3.250%, 06/01/2022	2,000,000	1,972,812

Computer Software & Services (0.84%)
Oracle Corp.
2.375%, 01/15/2019	1,000,000	999,450
Automatic Data Processing Inc.
2.250%, 09/15/2020	500,000	492,899
Microsoft Corp.
2.125%, 11/15/2022	2,000,000	1,912,668
Intel Corp.
2.700%, 12/15/2022	1,000,000	973,473
Texas Instruments Inc.
2.250%, 05/01/2023	3,000,000	2,854,584
Alphabet Inc.
3.375%, 02/25/2024	1,000,000	996,379
Intel Corp.
3.700%, 07/29/2025	1,000,000	992,450
Automatic Data Processing Inc.
3.375%, 09/15/2025	1,000,000	986,641
Intel Corp.
2.600%, 05/19/2026	1,000,000	924,315
Oracle Corp.
2.650%, 07/15/2026	1,000,000	914,396
Microsoft Corp.
2.400%, 08/08/2026	500,000	458,440
Alphabet Inc.
1.998%, 08/15/2026	1,000,000	893,698
Microsoft Corp.
3.300%, 02/06/2027	500,000	486,798
QUALCOMM Inc.
3.250%, 05/20/2027	1,000,000	920,272
Texas Instruments Inc.
2.900%, 11/03/2027	500,000	465,395
Oracle Corp.
3.250%, 11/15/2027	1,000,000	949,884

		16,221,742

Computers (0.26%)
International Business Machines Corp.
1.875%, 05/15/2019	3,000,000	2,985,918
1.625%, 05/15/2020	2,000,000	1,952,088

		4,938,006

Consumer & Marketing (0.86%)
Unilever Capital Corp.
2.200%, 03/06/2019	1,000,000	998,470
Kimberly-Clark Corp.
1.900%, 05/22/2019	500,000	497,657

	Principal amount	Value
Corporate Bonds (Cont.)
Consumer & Marketing (Cont.)
Unilever Capital Corp.
4.250%, 02/10/2021	$1,000,000	$1,019,741
Estee Lauder Companies Inc., The
1.700%, 05/10/2021	500,000	480,767
Procter & Gamble Co., The
2.300%, 02/06/2022	1,000,000	976,618
Colgate-Palmolive Co.
2.300%, 05/03/2022	1,000,000	966,879
2.100%, 05/01/2023	2,000,000	1,890,086
NIKE Inc.
2.250%, 05/01/2023	500,000	477,715
Reckitt Benckiser Treasury Services PLC (b)
2.750%, 06/26/2024	1,000,000	940,519
Unilever Capital Corp.
3.100%, 07/30/2025	1,000,000	959,214
Kimberly-Clark Corp.
3.050%, 08/15/2025	1,000,000	961,332
Procter & Gamble Co., The
2.700%, 02/02/2026	500,000	470,228
Kimberly-Clark Corp.
2.750%, 02/15/2026	1,000,000	935,476
Unilever Capital Corp.
2.000%, 07/28/2026	500,000	439,112
NIKE Inc.
2.375%, 11/01/2026	1,000,000	903,458
Unilever Capital Corp.
2.900%, 05/05/2027	500,000	465,634
Reckitt Benckiser Treasury Services PLC (b)
3.000%, 06/26/2027	1,000,000	919,009
Clorox Co.
3.100%, 10/01/2027	500,000	466,312
Unilever Capital Corp.
3.500%, 03/22/2028	1,000,000	967,399
Clorox Co.
3.900%, 05/15/2028	1,000,000	987,702

		16,723,328

Electronic/Electrical Manufacturing (0.62%)
Johnson Controls International PLC
4.250%, 03/01/2021	2,000,000	2,028,958
Emerson Electric Co.
2.625%, 12/01/2021	1,000,000	978,180
Siemens Financieringsmaatschappij NV (b)
2.900%, 05/27/2022	500,000	487,619
General Electric Co.
2.700%, 10/09/2022	1,000,000	902,265
Emerson Electric Co.
2.625%, 02/15/2023	1,000,000	966,954
General Electric Co.
3.375%, 03/11/2024	1,000,000	892,918

30	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Principal amount	Value
Corporate Bonds (Cont.)
Electronic/Electrical Manufacturing (Cont.)
Siemens Financieringsmaatschappij NV (b)
3.250%, 05/27/2025	$1,000,000	$963,478
Emerson Electric Co.
3.150%, 06/01/2025	1,000,000	960,499
Siemens Financieringsmaatschappij NV (b)
2.350%, 10/15/2026	1,000,000	894,134
Honeywell International Inc.
2.500%, 11/01/2026	2,000,000	1,835,132
ABB Finance (USA) Inc.
3.800%, 04/03/2028	1,000,000	987,325

		11,897,462

Financial Services (0.42%)
Mastercard Inc.
2.000%, 11/21/2021	500,000	483,700
JPMorgan Chase & Co.
4.500%, 01/24/2022	1,000,000	1,024,784
General Electric Capital Corp.
3.150%, 09/07/2022	287,000	263,434
Visa Inc.
2.800%, 12/14/2022	1,000,000	977,043
JPMorgan Chase & Co.
3.200%, 01/25/2023	1,000,000	977,549
3.625%, 05/13/2024	500,000	490,980
3.125%, 01/23/2025	1,000,000	939,931
GE Capital International Funding Co.
3.373%, 11/15/2025	747,000	644,823
Visa Inc.
3.150%, 12/14/2025	1,000,000	965,007
JPMorgan Chase & Co.
3.300%, 04/01/2026	1,000,000	939,864
Mastercard Inc.
2.950%, 11/21/2026	500,000	471,280

		8,178,395

Health Care (2.17%)
Eli Lilly and Co.
1.950%, 03/15/2019	1,000,000	997,631
Pfizer Inc.
2.100%, 05/15/2019	1,000,000	996,170
Amgen Inc.
2.200%, 05/22/2019	1,000,000	995,590
AstraZeneca PLC
1.950%, 09/18/2019	500,000	494,948
Becton Dickinson & Co.
3.125%, 11/08/2021	1,000,000	984,772
Abbott Laboratories
2.550%, 03/15/2022	1,000,000	965,015
EMD Finance LLC (b)
2.950%, 03/19/2022	1,000,000	974,978
Bayer US Finance II LLC (b)
2.200%, 07/15/2022	1,300,000	1,217,116
Bristol-Myers Squibb Co.
2.000%, 08/01/2022	1,500,000	1,434,044

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
Merck & Co. Inc.
2.400%, 09/15/2022	$1,000,000	$963,188
Novartis Capital Corp.
2.400%, 09/21/2022	1,000,000	963,345
Thermo Fisher Scientific Inc.
3.150%, 01/15/2023	1,000,000	971,216
GlaxoSmithKline Capital Inc.
2.800%, 03/18/2023	1,000,000	962,393
Merck & Co. Inc.
2.800%, 05/18/2023	2,000,000	1,946,380
Medtronic Inc.
3.625%, 03/15/2024	1,000,000	992,401
Novartis Capital Corp.
3.400%, 05/06/2024	1,500,000	1,481,378
Pfizer Inc.
3.400%, 05/15/2024	1,000,000	993,112
Stryker Corp.
3.375%, 05/15/2024	1,000,000	976,305
Amgen Inc.
3.625%, 05/22/2024	1,000,000	979,875
Bayer U.S. Finance LLC (b)
3.375%, 10/08/2024	1,000,000	938,722
Abbott Laboratories
2.950%, 03/15/2025	1,000,000	947,322
EMD Finance LLC (b)
3.250%, 03/19/2025	1,000,000	944,535
Bayer US Finance II LLC (b)
2.850%, 04/15/2025	1,000,000	905,018
Eli Lilly and Co.
2.750%, 06/01/2025	1,000,000	945,832
Roche Holdings Inc. (b)
3.000%, 11/10/2025	2,000,000	1,913,094
AstraZeneca PLC
3.375%, 11/16/2025	1,000,000	954,570
Novartis Capital Corp.
3.000%, 11/20/2025	1,000,000	947,033
Johnson & Johnson
2.450%, 03/01/2026	500,000	462,698
Stryker Corp.
3.500%, 03/15/2026	1,000,000	947,659
Roche Holdings Inc. (b)
2.625%, 05/15/2026	500,000	465,137
Amgen Inc.
2.600%, 08/19/2026	1,000,000	895,805
Roche Holdings Inc. (b)
2.375%, 01/28/2027	1,000,000	908,586
Medtronic Global Holdings
3.350%, 04/01/2027	1,000,000	959,212
Eli Lilly and Co.
3.100%, 05/15/2027	500,000	476,780
AstraZeneca PLC
3.125%, 06/12/2027	1,000,000	921,831
Amgen Inc.
3.200%, 11/02/2027	1,000,000	923,265
Johnson & Johnson
2.900%, 01/15/2028	2,000,000	1,882,826

See accompanying notes to financial statements.	31

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
Stryker Corp.
3.650%, 03/07/2028	$1,000,000	$948,409
GlaxoSmithKline Capital Inc.
3.875%, 05/15/2028	2,000,000	1,995,896
Sanofi
3.625%, 06/19/2028	1,500,000	1,483,488

		42,057,575

Machinery & Manufacturing (0.78%)
3M Co.
1.625%, 06/15/2019	2,000,000	1,986,740
Caterpillar Financial Services Corp.
2.950%, 05/15/2020	1,000,000	995,664
Danaher Corp.
2.400%, 09/15/2020	500,000	492,871
Caterpillar Inc.
3.900%, 05/27/2021	500,000	505,867
John Deere Capital Corp.
2.750%, 03/15/2022	500,000	489,518
Deere & Co.
2.600%, 06/08/2022	1,000,000	967,230
Covidien International
3.200%, 06/15/2022	1,000,000	986,585
Caterpillar Financial Services Corp.
2.625%, 03/01/2023	1,000,000	959,726
Caterpillar Inc.
3.400%, 05/15/2024	1,000,000	992,248
John Deere Capital Corp.
3.350%, 06/12/2024	1,500,000	1,478,595
Caterpillar Financial Services Corp.
3.250%, 12/01/2024	1,000,000	974,999
3M Co.
3.000%, 08/07/2025	1,000,000	962,365
Dover Corp.
3.150%, 11/15/2025	1,000,000	946,955
3M Co.
2.250%, 09/19/2026	500,000	452,507
Eaton Corp.
3.103%, 09/15/2027	1,000,000	925,396
John Deere Capital Corp.
3.050%, 01/06/2028	1,000,000	935,885

		15,053,151

Media & Broadcasting (0.30%)
Walt Disney Co., The
1.850%, 05/30/2019	2,000,000	1,988,540
Comcast Corp.
3.125%, 07/15/2022	1,000,000	986,312
Reed Elsevier Capital
3.125%, 10/15/2022	1,000,000	971,840
Comcast Corp.
3.600%, 03/01/2024	1,000,000	993,291
2.350%, 01/15/2027	1,000,000	875,573

		5,815,556

	Principal amount	Value
Corporate Bonds (Cont.)
Mining & Metals (0.14%)
BHP Billiton Finance USA Ltd.
3.250%, 11/21/2021	$1,000,000	$997,231
Alcoa Inc.
5.870%, 02/23/2022	756,000	768,474
Rio Tinto Finance USA Ltd.
3.750%, 06/15/2025	1,000,000	987,665

		2,753,370

Oil & Gas (1.41%)
Chevron Corp.
4.950%, 03/03/2019	3,000,000	3,014,679
BP Capital Markets PLC
4.750%, 03/10/2019	3,000,000	3,012,255
Exxon Mobil Corp.
1.819%, 03/15/2019	1,000,000	997,108
Shell International Finance
4.300%, 09/22/2019	1,000,000	1,009,661
Total Capital International SA
2.750%, 06/19/2021	1,000,000	986,227
TransCanada PipeLines Ltd.
2.500%, 08/01/2022	2,000,000	1,905,074
Shell International Finance
2.375%, 08/21/2022	1,000,000	961,343
Total Capital International SA
2.700%, 01/25/2023	1,000,000	966,045
Occidental Petroleum Corp.
2.700%, 02/15/2023	2,000,000	1,915,290
Chevron Corp.
3.191%, 06/24/2023	1,000,000	982,269
Total Capital Canada Ltd.
2.750%, 07/15/2023	500,000	480,455
Schlumberger Investment
3.650%, 12/01/2023	1,000,000	981,565
Exxon Mobil Corp.
3.176%, 03/15/2024	2,000,000	1,969,572
2.709%, 03/06/2025	1,000,000	944,874
Shell International Finance
3.250%, 05/11/2025	1,000,000	969,179
Occidental Petroleum Corp.
3.500%, 06/15/2025	500,000	487,906
Chevron Corp.
3.326%, 11/17/2025	1,000,000	973,421
TransCanada PipeLines Ltd.
4.875%, 01/15/2026	1,000,000	1,018,155
Shell International Finance
2.875%, 05/10/2026	1,000,000	937,206
Baker Hughes, a GE Co., LLC / Baker Hughes Co-Obligor, Inc.
3.337%, 12/15/2027	1,000,000	898,663
Sabal Trail Transmission LLC (b)
4.246%, 05/01/2028	1,000,000	966,429
TransCanada PipeLines Ltd.
4.250%, 05/15/2028	1,000,000	971,663

		27,349,039

32	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Principal amount	Value
Corporate Bonds (Cont.)
Retailers (1.05%)
CVS Caremark Corp.
2.250%, 12/05/2018	$1,000,000	$999,983
Target Corp.
2.300%, 06/26/2019	1,000,000	995,673
McDonald’s Corp.
3.625%, 05/20/2021	2,000,000	2,010,524
TJX Companies Inc., The
2.750%, 06/15/2021	1,000,000	984,154
Home Depot Inc.
2.625%, 06/01/2022	500,000	489,606
CVS Health Corp.
3.500%, 07/20/2022	1,000,000	986,190
Wal-Mart Stores Inc.
2.550%, 04/11/2023	1,000,000	964,674
CVS Caremark Corp.
4.000%, 12/05/2023	1,000,000	992,299
Wal-Mart Stores Inc.
3.300%, 04/22/2024	500,000	494,196
Costco Wholesale Corp.
2.750%, 05/18/2024	1,000,000	966,149
McDonald’s Corp.
3.250%, 06/10/2024	1,000,000	970,232
Target Corp.
3.500%, 07/01/2024	1,000,000	1,000,602
Home Depot Inc.
3.350%, 09/15/2025	1,000,000	978,589
Lowe’s Companies Inc.
3.375%, 09/15/2025	1,000,000	969,696
Home Depot Inc.
3.000%, 04/01/2026	1,000,000	949,552
Lowe’s Companies Inc.
2.500%, 04/15/2026	1,000,000	908,875
Target Corp.
2.500%, 04/15/2026	1,000,000	915,842
TJX Companies Inc., The
2.250%, 09/15/2026	1,000,000	891,925
Costco Wholesale Corp.
3.000%, 05/18/2027	1,000,000	946,572
Amazon.com Inc.
3.150%, 08/22/2027	1,000,000	949,042
McDonald’s Corp.
3.800%, 04/01/2028	1,000,000	970,132

		20,334,507

Telecom & Telecom Equipment (0.65%)
AT&T Inc.
2.300%, 03/11/2019	1,000,000	997,879
Deutsche Telekom International Finance BV (b)
1.950%, 09/19/2021	1,000,000	953,731
AT&T Inc.
3.000%, 02/15/2022	2,000,000	1,952,720
Vodafone Group PLC
2.500%, 09/26/2022	1,000,000	947,236

	Principal amount	Value
Corporate Bonds (Cont.)
Telecom & Telecom Equipment (Cont.)
Verizon Communications Inc.
2.450%, 11/01/2022	$1,000,000	$956,521
Vodafone Group PLC
2.950%, 02/19/2023	1,000,000	953,890
Cisco Systems Inc.
3.625%, 03/04/2024	1,000,000	1,003,705
Verizon Communications Inc.
4.150%, 03/15/2024	1,000,000	1,009,890
Cisco Systems Inc.
3.500%, 06/15/2025	500,000	494,809
2.950%, 02/28/2026	500,000	473,669
Verizon Communications Inc.
2.625%, 08/15/2026	1,000,000	895,469
Vodafone Group PLC
4.375%, 05/30/2028	1,000,000	959,640
Verizon Communications Inc.
4.329%, 09/21/2028	1,012,000	1,002,908

		12,602,067

Transportation (0.77%)
Union Pacific Corp.
2.250%, 02/15/2019	1,000,000	998,391
Burlington Northern Santa Fe
3.050%, 09/01/2022	500,000	491,219
United Parcel Service Inc.
2.450%, 10/01/2022	1,000,000	962,741
Burlington Northern Santa Fe
3.000%, 03/15/2023	1,500,000	1,462,595
Union Pacific Corp.
2.750%, 04/15/2023	500,000	484,269
Norfolk Southern Corp.
3.850%, 01/15/2024	1,000,000	999,905
Burlington Northern Santa Fe
3.750%, 04/01/2024	1,000,000	1,006,475
Union Pacific Corp.
3.250%, 08/15/2025	500,000	478,329
Canadian National Railway Co.
2.750%, 03/01/2026	2,000,000	1,878,582
Union Pacific Corp.
2.750%, 03/01/2026	1,000,000	921,255
Norfolk Southern Corp.
2.900%, 06/15/2026	500,000	466,276
United Parcel Service Inc.
2.400%, 11/15/2026	500,000	452,998
Union Pacific Corp.
3.000%, 04/15/2027	1,000,000	926,555
Norfolk Southern Corp.
3.150%, 06/01/2027	500,000	470,574
United Parcel Service Inc.
3.050%, 11/15/2027	2,000,000	1,882,672
Union Pacific Corp.
3.950%, 09/10/2028	1,000,000	980,823

		14,863,659

See accompanying notes to financial statements.	33

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (4.09%)
MidAmerican Energy Co.
2.400%, 03/15/2019	$1,500,000	$1,497,305
Public Service Electric and Gas Co.
1.800%, 06/01/2019	1,000,000	993,165
Kentucky Utilities Co.
3.250%, 11/01/2020	500,000	499,259
Southern California Edison Co.
3.875%, 06/01/2021	2,000,000	1,998,328
San Diego Gas & Electric Co.
3.000%, 08/15/2021	500,000	494,155
Southern California Edison Co.
2.400%, 02/01/2022	1,000,000	953,056
Carolina Power & Light Co.
2.800%, 05/15/2022	1,000,000	978,290
Consumers Energy Co.
2.850%, 05/15/2022	1,000,000	977,584
Georgia Power Co.
2.850%, 05/15/2022	1,000,000	970,799
Detroit Edison Co.
2.650%, 06/15/2022	500,000	486,566
CenterPoint Energy Houston LLC
2.250%, 08/01/2022	1,000,000	954,650
Baltimore Gas & Electric Co.
2.800%, 08/15/2022	1,000,000	967,814
Northern States Power Co.
2.150%, 08/15/2022	500,000	475,997
Pacific Gas & Electric
2.450%, 08/15/2022	1,000,000	881,542
Ameren Illinois Co.
2.700%, 09/01/2022	1,000,000	972,668
PPL Electric Utilities
2.500%, 09/01/2022	1,000,000	963,656
Public Service Company of Colorado
2.250%, 09/15/2022	1,000,000	955,109
Tampa Electric Co.
2.600%, 09/15/2022	500,000	478,899
NSTAR Electric Co.
2.375%, 10/15/2022	500,000	479,672
Public Service Company of Colorado
2.500%, 03/15/2023	1,000,000	956,611
Virginia Electric & Power Co.
2.750%, 03/15/2023	1,000,000	964,851
Public Service Electric and Gas Co.
2.375%, 05/15/2023	2,000,000	1,913,080
Florida Power & Light Co.
2.750%, 06/01/2023	2,000,000	1,955,484
Pacificorp
2.950%, 06/01/2023	1,000,000	979,279
Pacific Gas & Electric
3.250%, 06/15/2023	1,000,000	879,573
Consumers Energy Co.
3.375%, 08/15/2023	1,000,000	993,253
Laclede Gas Co.
3.400%, 08/15/2023	1,000,000	982,456
Duke Energy Ohio Inc.
3.800%, 09/01/2023	1,000,000	1,012,853

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
San Diego Gas & Electric Co.
3.600%, 09/01/2023	$2,000,000	$1,974,828
Public Service Company of New Hampshire
3.500%, 11/01/2023	500,000	495,621
Delmarva Power & Light Co.
3.500%, 11/15/2023	1,000,000	994,412
Alabama Power Co.
3.550%, 12/01/2023	1,000,000	993,366
Virginia Electric & Power Co.
3.450%, 02/15/2024	1,000,000	989,089
DTE Electric Co.
3.650%, 03/15/2024	2,000,000	2,003,266
Potomac Electric Power Co.
3.600%, 03/15/2024	1,000,000	1,000,153
Florida Power & Light Co.
3.250%, 06/01/2024	1,000,000	992,835
Interstate Power & Light Co.
3.250%, 12/01/2024	1,000,000	968,485
DTE Electric Co.
3.375%, 03/01/2025	1,000,000	973,106
Alabama Power Co.
2.800%, 04/01/2025	1,000,000	939,812
Arizona Public Service Co.
3.150%, 05/15/2025	500,000	479,534
Public Service Company of Colorado
2.900%, 05/15/2025	1,000,000	949,074
Wisconsin Electric Power
3.100%, 06/01/2025	1,000,000	962,514
Pacific Gas & Electric
3.500%, 06/15/2025	1,000,000	865,199
Southern California Gas Co.
3.200%, 06/15/2025	500,000	486,083
Duke Energy Progress LLC
3.250%, 08/15/2025	1,000,000	971,808
Interstate Power & Light Co.
3.400%, 08/15/2025	1,000,000	963,556
Kentucky Utilities Co.
3.300%, 10/01/2025	500,000	483,937
Louisville Gas & Electric Co.
3.300%, 10/01/2025	1,000,000	961,388
PECO Energy Co.
3.150%, 10/15/2025	1,000,000	963,175
NSTAR Electric Co.
3.250%, 11/15/2025	1,000,000	960,526
Florida Power & Light Co.
3.125%, 12/01/2025	1,000,000	973,583
Virginia Electric & Power Co.
3.150%, 01/15/2026	1,000,000	957,860
Brooklyn Union Gas Co. (b)
3.407%, 03/10/2026	1,000,000	960,042
Georgia Power Co.
3.250%, 04/01/2026	1,000,000	943,555
San Diego Gas & Electric Co.
2.500%, 05/15/2026	1,000,000	915,540

34	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
NSTAR Electric Co.
2.700%, 06/01/2026	$1,000,000	$928,087
Commonwealth Edison Co.
2.550%, 06/15/2026	1,000,000	914,887
Southern California Gas Co.
2.600%, 06/15/2026	1,000,000	916,894
Westar Energy Inc.
2.550%, 07/01/2026	1,000,000	916,425
KeySpan Gas East Corp. (b)
2.742%, 08/15/2026	1,000,000	914,509
CenterPoint Energy Houston Electric LLC
2.400%, 09/01/2026	500,000	451,431
Public Service Electric and Gas Co.
2.250%, 09/15/2026	1,000,000	898,720
AEP Transmission Company LLC
3.100%, 12/01/2026	500,000	474,208
Consolidated Edison Co. of New York
2.900%, 12/01/2026	500,000	463,866
Duke Energy Carolinas
2.950%, 12/01/2026	1,000,000	942,327
Westar Energy Inc.
3.100%, 04/01/2027	1,000,000	946,098
NSTAR Electric Co.
3.200%, 05/15/2027	1,000,000	947,519
Public Service Electric and Gas Co.
3.000%, 05/15/2027	500,000	469,354
Appalachian Power Co.
3.300%, 06/01/2027	1,000,000	939,636
Rochester Gas & Electric Corp. (b)
3.100%, 06/01/2027	1,000,000	945,171
Atmos Energy Corp.
3.000%, 06/15/2027	1,000,000	939,250
Union Electric Co.
2.950%, 06/15/2027	1,000,000	943,730
Boston Gas Co. (b)
3.150%, 08/01/2027	500,000	465,964
Commonwealth Edison Co.
2.950%, 08/15/2027	500,000	472,657
Wisconsin Power & Light
3.050%, 10/15/2027	1,000,000	943,698
Consolidated Edison Co. of New York
3.125%, 11/15/2027	1,000,000	944,582
Pacific Gas & Electric
3.300%, 12/01/2027	1,000,000	824,677
Southern California Edison Co.
3.650%, 03/01/2028	1,000,000	951,296
Southwest Gas Corp.
3.700%, 04/01/2028	1,000,000	964,520
Virginia Electric & Power Co.
3.800%, 04/01/2028	1,000,000	982,737
Public Service Electric and Gas Co.
3.700%, 05/01/2028	1,000,000	985,642
Ameren Illinois Co.
3.800%, 05/15/2028	1,000,000	1,002,171

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Consolidated Edison Co. of New York
3.800%, 05/15/2028	$1,000,000	$995,440
Indiana Michigan Power Co.
3.850%, 05/15/2028	1,000,000	991,126
AEP Texas Inc. (b)
3.950%, 06/01/2028	1,000,000	984,260

		79,199,183

Total Corporate Bonds
(cost $379,721,704)		365,856,489

Foreign Government Bonds (0.10%)
Province of Quebec
2.500%, 04/20/2026	1,000,000	946,705
Province of Ontario
2.500%, 04/27/2026	1,000,000	944,282

Total Foreign Government Bonds
(cost $1,994,901)		1,890,987

Government Agency Securities (c) (4.74%)
Agency Commercial Mortgage-Backed Securities (4.63%)
Federal Home Loan Mortgage Corp.
Series K018, Class A2
2.789%, 01/25/2022	10,000,000	9,900,896
Series K029, Class A1
2.839%, 10/25/2022	5,368,087	5,325,819
Series KSMC, Class A2
2.615%, 01/25/2023	2,000,000	1,953,320
Series K722, Class A2
2.406%, 03/25/2023	1,000,000	968,586
Series K723, Class A2
2.454%, 08/25/2023	2,000,000	1,931,198
Series K724, Class A2
3.062%, 11/25/2023	500,000	495,219
Series K725, Class A2
3.002%, 01/25/2024	3,000,000	2,960,460
Series K726, Class A2
2.905%, 04/25/2024	1,500,000	1,472,828
Series K044, Class A2
2.811%, 01/25/2025	2,000,000	1,937,424
Series K049, Class A2
3.010%, 07/25/2025	2,000,000	1,955,916
Series K054, Class A2
2.745%, 01/25/2026	500,000	479,080
Series K055, Class A2
2.673%, 03/25/2026	2,000,000	1,904,860
Series K056, Class A2
2.525%, 05/25/2026	2,000,000	1,877,956
Series K057, Class A2
2.570%, 07/25/2026	2,000,000	1,879,468
Series K058, Class A2
2.653%, 08/25/2026	1,500,000	1,413,209
Series K059, Class A2
3.120%, 09/25/2026	1,500,000	1,457,816
Series K060, Class A2
3.300%, 10/25/2026	1,500,000	1,475,237

See accompanying notes to financial statements.	35

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Principal amount	Value
Government Agency Securities (Cont.)
Agency Commercial Mortgage-Backed Securities (Cont.)
Series K061, Class A2
3.347%, 11/25/2026	$2,000,000	$1,973,254
Series K062, Class A2
3.413%, 12/25/2026	1,500,000	1,486,395
Series K063, Class A2
3.430%, 01/25/2027	2,000,000	1,980,176
Series K064, Class A2
3.224%, 03/25/2027	2,500,000	2,441,765
Series K065, Class A2
3.243%, 04/25/2027	2,000,000	1,950,728
Series K072, Class A2
3.444%, 12/25/2027	1,500,000	1,478,706
Series K074, Class A2
3.600%, 01/25/2028	2,000,000	1,993,390
Series K073, Class A2
3.350%, 01/25/2028	1,000,000	980,700
Series K075, Class A2
3.650%, 02/25/2028	1,500,000	1,500,666
Series K076, Class A2
3.900%, 04/25/2028	2,000,000	2,038,158
Federal National Mortgage Association
Series 2012-M5, Class A2
2.715%, 02/25/2022	3,348,536	3,308,109
Series 2016-M12, Class AV2
2.308%, 10/25/2023	1,000,000	946,867
Series 2015-M11, Class A2
2.936%, 04/25/2025	2,000,000	1,941,326
Series 2015-M17, Class A2
3.035%, 11/25/2025	1,000,000	969,752
Series 2016-M6, Class A2
2.488%, 05/25/2026	1,000,000	930,815
Series 2016-M9, Class A2
2.292%, 06/25/2026	1,000,000	914,890
Series 2016-M11, Class A2
2.369%, 07/25/2026	2,000,000	1,836,968
Series 2016-M12, Class A2
2.528%, 09/25/2026	2,000,000	1,854,052
Series 2016-M7, Class A2
2.499%, 09/25/2026	1,000,000	928,581
Series 2016-M13, Class A2
2.560%, 09/25/2026	1,000,000	926,943
Series 2017-M1, Class A2
2.496%, 10/25/2026	2,500,000	2,303,520
Series 2017-M4, Class A2
2.683%, 12/25/2026	2,500,000	2,323,038
Series 2017-M3, Class A2
2.568%, 12/25/2026	2,000,000	1,844,312
Series 2017-M7, Class A2
2.961%, 02/25/2027	2,000,000	1,902,734
Series 2017-M2, Class A2
2.878%, 02/25/2027	1,000,000	942,873
Series 2017-M8, Class A2
3.061%, 05/25/2027	2,000,000	1,913,358
Series 2018-M1, Class A2
3.086%, 12/25/2027	2,000,000	1,894,818
Series 2018-M2, Class A2
2.999%, 01/25/2028	2,000,000	1,897,484

	Principal amount	Value
Government Agency Securities (Cont.)
Agency Commercial Mortgage-Backed Securities (Cont.)
Series 2018-M7, Class A2
3.150%, 03/25/2028	$1,500,000	$1,436,330
Series 2018-M4, Class A2
3.144%, 03/25/2028	1,500,000	1,425,380

		89,655,380

Agency Notes & Bonds (0.11%)
Tennessee Valley Authority
3.875%, 02/15/2021	2,000,000	2,040,256

		2,040,256

Total Government Agency Securities
(cost $95,400,218)		91,695,636

U.S. Treasury Obligations (8.95%)
U.S. Treasury Notes
1.625%, 04/30/2019	10,000,000	9,963,280
3.125%, 05/15/2019	10,000,000	10,024,610
3.625%, 08/15/2019	10,000,000	10,064,450
3.375%, 11/15/2019	10,000,000	10,055,470
3.625%, 02/15/2020	15,000,000	15,144,135
3.500%, 05/15/2020	20,000,000	20,196,100
1.375%, 10/31/2020	5,000,000	4,865,235
3.625%, 02/15/2021	10,000,000	10,169,530
2.000%, 02/28/2021	5,000,000	4,910,740
2.000%, 11/15/2021	25,000,000	24,418,950
2.500%, 08/15/2023	10,000,000	9,840,630
2.750%, 11/15/2023	10,000,000	9,947,270
2.500%, 05/15/2024	5,000,000	4,902,345
2.000%, 06/30/2024	5,000,000	4,771,875
2.000%, 02/15/2025	15,000,000	14,218,950
2.750%, 02/15/2028	10,000,000	9,792,970

Total U.S. Treasury Obligations
(cost $174,761,646)		173,286,540

36	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Shares	Value
Short-term Investments (1.70%)
JPMorgan U.S. Government Money Market Fund Capital Shares, 2.11% (d)	32,795,506	$32,795,506

Total Short-term Investments
(cost $32,795,506)		32,795,506

TOTAL INVESTMENTS (99.85%)
(cost $1,125,324,880)		1,932,445,285
OTHER ASSETS, NET OF LIABILITIES (0.15%)		2,911,421

NET ASSETS (100.00%)		$1,935,356,706

(a)	Non-income producing security.

(b)

Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2018, the value of these securities amounted to $28,081,211 or 1.45% of net assets.

(c)

The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 6, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

(d)	Rate shown is the 7-day yield as of November 30, 2018.

ADR - American Depositary Receipt

See accompanying notes to financial statements.	37

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

SCHEDULE OF INVESTMENTS

November 30, 2018

	Principal amount	Value
U.S. Treasury Obligations (98.16%)
U.S. Treasury Notes
1.375%, 12/31/2018	$10,000,000	$9,993,410
1.250%, 01/31/2019	10,000,000	9,982,750
1.375%, 02/28/2019	10,000,000	9,975,300
1.500%, 03/31/2019	10,000,000	9,966,800
1.125%, 05/31/2019	10,000,000	9,930,860
1.250%, 10/31/2019	15,000,000	14,803,710
1.375%, 01/31/2020	10,000,000	9,841,410
1.375%, 02/29/2020	5,000,000	4,914,065
1.375%, 03/31/2020	5,000,000	4,907,420
1.125%, 04/30/2020	5,000,000	4,884,960
1.500%, 05/31/2020	5,000,000	4,904,100
1.875%, 06/30/2020	10,000,000	9,855,080
1.625%, 07/31/2020	5,000,000	4,903,125
1.375%, 08/31/2020	5,000,000	4,877,150
2.875%, 10/31/2020	2,500,000	2,502,050
2.625%, 11/15/2020	3,000,000	2,988,516
2.125%, 01/31/2021	10,000,000	9,853,520
1.375%, 04/30/2021	10,000,000	9,664,060
2.000%, 05/31/2021	10,000,000	9,800,390
1.125%, 07/31/2021	5,000,000	4,782,030
2.000%, 08/31/2021	5,000,000	4,890,625
2.750%, 09/15/2021	2,500,000	2,494,533
2.000%, 10/31/2021	7,500,000	7,325,978
1.875%, 11/30/2021	10,000,000	9,729,300
1.500%, 01/31/2022	10,000,000	9,596,880
1.750%, 02/28/2022	10,000,000	9,662,500
1.750%, 03/31/2022	10,000,000	9,653,910
1.750%, 04/30/2022	5,000,000	4,822,070
1.750%, 05/15/2022	10,000,000	9,641,410
1.625%, 08/15/2022	8,500,000	8,133,106
1.750%, 09/30/2022	5,000,000	4,800,195
1.875%, 10/31/2022	2,000,000	1,927,500
2.000%, 11/30/2022	2,500,000	2,419,923
2.000%, 02/15/2023	5,000,000	4,829,100
2.500%, 03/31/2023	3,000,000	2,957,109
1.625%, 04/30/2023	5,000,000	4,744,530
1.625%, 05/31/2023	10,000,000	9,479,690
1.375%, 06/30/2023	5,000,000	4,682,615
1.250%, 07/31/2023	5,000,000	4,649,415
2.500%, 08/15/2023	5,000,000	4,920,315
1.375%, 09/30/2023	5,000,000	4,664,845
1.625%, 10/31/2023	5,000,000	4,716,013
2.875%, 10/31/2023	2,000,000	2,001,875
2.125%, 11/30/2023	10,000,000	9,653,520
2.250%, 01/31/2024	5,000,000	4,850,195
2.750%, 02/15/2024	5,000,000	4,968,165
2.125%, 02/29/2024	5,000,000	4,817,190
2.125%, 03/31/2024	3,000,000	2,888,319
2.000%, 04/30/2024	5,000,000	4,779,490
2.500%, 05/15/2024	6,500,000	6,373,049
2.375%, 08/15/2024	5,000,000	4,862,110
2.250%, 10/31/2024	2,500,000	2,412,013

Total U.S. Treasury Obligations
(cost $339,756,811)		331,678,194

	Shares	Value
Short-term Investments (2.13%)
JPMorgan U.S. Government Money Market Fund Capital Shares, 2.11% (a)	7,203,035	$7,203,035

Total Short-term Investments
(cost $ 7,203,035)		7,203,035

TOTAL INVESTMENTS (100.29%)
(cost $ 346,959,846)		338,881,229
LIABILITIES, NET OF CASH AND OTHER ASSETS (-0.29%)		(995,398)

NET ASSETS (100.00%)		$337,885,831

(a)	Rate shown is the 7-day yield as of November 30, 2018.

38	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS

November 30, 2018

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (98.78%)
Alabama (2.29%)
City of Phenix City, General Obligation Warrants, Series 2010-B	5.000%	02/01/2019	AA-	$1,030,000	$1,035,119
City of Athens, Alabama, General Obligation Warrants	4.000%	09/01/2019	Aa3	1,145,000	1,162,599
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	3.000%	06/01/2024	A+	585,000	597,507
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	3.250%	06/01/2025	A+	600,000	618,288
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	3.500%	06/01/2026	A+	620,000	641,948
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2027	Aa2	525,000	527,856
City of Madison (Alabama), General Obligation School Warrants, Series 2009 (Prerefunded to 02-01-2019 @ 100) (b)	5.250%	02/01/2027	NR	2,015,000	2,025,800
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	3.750%	06/01/2027	A+	645,000	670,981
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2028	Aa2	310,000	311,686
City of Madison (Alabama), General Obligation School Warrants, Series 2009 (Prerefunded to 02-01-2019 @ 100) (b)	5.250%	02/01/2028	NR	1,190,000	1,196,378
City of Athens, Alabama, Water and Sewer Revenue Warrants, Series 2017	3.000%	05/01/2028	A2	980,000	968,877
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	4.000%	06/01/2028	A+	665,000	697,751
The Water and Wastewater Board of the City of Madison Water and Sewer Revenue Bonds, Series 2015	4.000%	12/01/2028	Aa2	2,165,000	2,289,228
City of Athens, Alabama, Water and Sewer Revenue Warrants, Series 2017	3.125%	05/01/2029	A2	1,010,000	994,517
City of Florence (Alabama), Water and Sewer Revenue Warrants, Series 2011 (Prerefunded to 02-15-2021 @ 100) (b)	5.000%	08/15/2029	A1	1,620,000	1,722,838

					15,461,373

Alaska (1.76%)
Municipality of Anchorage, Alaska, Senior Lien Electric Revenue Bonds, 2009 Series A (Tax-Exempt)	4.000%	12/01/2021	A+	1,955,000	1,991,734
Matanuska-Susitna Borough, Alaska, General Obligation School Bonds, 2009 Series A (Prerefunded to 07-01-2019 @ 100) (b)	5.500%	07/01/2025	Aa2	1,190,000	1,215,121
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series A, (General Purpose)	3.250%	09/01/2028	AAA	1,095,000	1,110,571
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series B, (Schools)	3.250%	09/01/2028	AAA	1,050,000	1,064,931
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series A, (General Purpose)	3.500%	09/01/2029	AAA	1,390,000	1,421,901
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series B, (Schools)	3.500%	09/01/2029	AAA	1,090,000	1,115,016
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series A, (General Purpose)	3.500%	09/01/2030	AAA	1,440,000	1,462,003
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series B, (Schools)	3.500%	09/01/2030	AAA	1,125,000	1,142,190
Matanuska-Susitna Borough, Alaska, General Obligation Transportation System Bonds, 2014 Series A	5.000%	08/01/2031	AA+	1,225,000	1,348,860

					11,872,327

Arizona (4.36%)
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	4.000%	07/01/2019	A+	500,000	506,055
City of Glendale, Arizona, General Obligation Refunding Bonds, Series 2010	5.000%	07/01/2019	A1	4,180,000	4,254,655
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	5.000%	07/01/2020	Aa3	1,965,000	2,055,292
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified) (Economically Defeased to 07-01-2019 @ 100) (b)	5.000%	07/01/2021	A+	500,000	508,990
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series A (2012)	3.000%	07/01/2021	Aa2	1,000,000	1,023,770
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series A (2012)	3.000%	07/01/2022	Aa2	570,000	586,388
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2022	AA	500,000	548,960
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	3.000%	07/01/2022	AA	495,000	509,578
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	5.000%	07/01/2022	Aa3	1,000,000	1,099,010

See accompanying notes to financial statements.	39

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Arizona (Cont.)
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified) (Economically Defeased to 07-01-2019 @ 100) (b)	5.000%	07/01/2023	A+	$1,000,000	$1,017,980
Litchfield Elementary School District No. 79 of Maricopa County, Arizona, School Improvement Bonds, Project of 2009, Series A (2011)	5.000%	07/01/2023	Aa2	1,000,000	1,071,600
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series A (2012)	3.000%	07/01/2023	Aa2	930,000	954,468
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series B (2013)	3.000%	07/01/2023	Aa2	1,255,000	1,296,792
Pima County, Arizona, General Obligation Bonds, Series 2009A (Economically Defeased to 07-01-2019 @ 100) (b)	4.000%	07/01/2023	AA	1,500,000	1,517,565
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2023	AA	1,060,000	1,162,269
Pinal County Community College District of Pinal County, Arizona, General Obligation Bonds, Project of 2008, Series B (2012)	4.500%	07/01/2023	AA-	1,705,000	1,802,304
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified) (Economically Defeased to 07-01-2019 @ 100) (b)	5.000%	07/01/2024	A+	1,000,000	1,017,980
Phoenix Union High School District No. 210 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Tax-Exempt Series A (2012)	4.000%	07/01/2024	Aa2	1,165,000	1,234,655
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series D (2013)	5.000%	07/01/2026	A+	555,000	612,093
Cave Creek Unified School District No. 93 of Maricopa County, Arizona, School Improvement Bonds, Project of 2014, Series A (2015)	4.000%	07/01/2026	AA-	545,000	588,660
Kyrene Elementary School District No. 28 of Maricopa County, Arizona, School Improvement Bonds, Project of 2010, Series C (2015)	4.000%	07/01/2026	AA	765,000	833,513
Pima County, Arizona, General Obligation Bonds, Series 2012A	4.000%	07/01/2026	AA	2,000,000	2,104,780
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series D (2013)	5.000%	07/01/2027	A+	400,000	440,784
Cave Creek Unified School District No. 93 of Maricopa County, Arizona, School Improvement Bonds, Project of 2014, Series A (2015)	4.000%	07/01/2027	AA-	1,100,000	1,178,925
Tempe Union High School District No. 213 of Maricopa County, Arizona, Refunding Bonds, Series 2016	3.000%	07/01/2028	Aa2	1,000,000	1,004,860
Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric System Revenue Bonds, 2009 Series A (Prerefunded to 01-01-2019 @ 100) (b)	5.000%	01/01/2032	AA	500,000	501,205

					29,433,131

Arkansas (2.66%)
State of Arkansas, General Obligation Four-Lane Highway Construction and Improvement Bonds, Series 2013	3.500%	06/15/2023	AA	6,000,000	6,185,400
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), Refunding Series 2015A	3.000%	11/01/2024	Aa2	2,315,000	2,389,728
City of Little Rock, Arkansas, Library Construction and Refunding Bonds, Series 2015	2.750%	03/01/2025	AA	1,025,000	1,018,963
State of Arkansas, Higher Education General Obligation Bonds, Refunding Series 2015	4.000%	06/01/2027	AA	3,000,000	3,237,360
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), Series 2014A	5.000%	11/01/2028	Aa2	365,000	412,676
Rogers School District No. 30 of Benton County, Arkansas Refunding Bonds	4.000%	02/01/2030	NR	1,000,000	1,012,550
Rogers School District No. 30 of Benton County, Arkansas, Refunding Bonds	3.125%	02/01/2030	NR	2,880,000	2,839,306
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), Series 2014A	5.000%	11/01/2030	Aa2	785,000	882,042

					17,978,025

California (4.65%)
City of San Jose, General Obligation Bonds, Series 2007 (Parks and Public Safety Projects)	4.500%	09/01/2022	Aa1	2,900,000	2,905,945
Atascadero Unified School District, (San Luis Obispo County, California) General Obligation Bonds, 2010 Election, Series B	5.000%	08/01/2025	Aa3	225,000	258,228
Marin Community College District (Marin County, California), Election of 2004 General Obligation Bonds, Series C (Prerefunded to 08-01-2021 @ 100) (b)	4.000%	08/01/2025	Aaa	1,115,000	1,179,269

40	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
California (Cont.)
Marin Community College District (Marin County, California), Election of 2004 General Obligation Bonds, Series C (Prerefunded to 08-01-2021 @ 100) (b)	4.250%	08/01/2026	Aaa	$1,275,000	$1,356,728
Atascadero Unified School District, (San Luis Obispo County, California) General Obligation Bonds, 2010 Election, Series B	5.000%	08/01/2027	Aa3	1,080,000	1,233,932
East Side Union High School District, (Santa Clara County, California), 2015 General Obligation Refunding Bonds	3.500%	08/01/2027	A+	1,000,000	1,054,450
Newark Unified School District, (Alameda County, California), General Obligation Bonds, Election of 2011, Series C	2.000%	08/01/2027	Aa3	875,000	827,908
Newark Unified School District, (Alameda County, California), General Obligation Bonds, Election of 2011, Series C	3.000%	08/01/2028	Aa3	750,000	755,873
Santee School District, (County of San Diego, California), General Obligation Refunding Bonds, Series 2015	3.500%	08/01/2028	AA-	1,565,000	1,627,710
Campbell Union High School District, (Santa Clara County, California), 2016 General Obligation Refunding Bonds	3.250%	08/01/2029	Aa1	1,965,000	2,002,905
City of La Mesa, General Obligation Refunding Bonds, Series 2016 (Fire, Police and Emergency Services Measure)	3.500%	08/01/2029	Aa2	1,190,000	1,245,478
Santee School District, (County of San Diego, California), General Obligation Refunding Bonds, Series 2015	3.500%	08/01/2029	AA-	1,725,000	1,781,028
Sonoma County Junior College District, (Sonoma, Mendocino and Marin Counties, California), 2016 General Obligation Refunding Bonds	3.250%	08/01/2029	AA-	2,835,000	2,895,102
City of La Mesa, General Obligation Refunding Bonds, Series 2016 (Fire, Police and Emergency Services Measure)	4.000%	08/01/2030	Aa2	540,000	580,165
Marin Community College District, (Marin County, California), Election of 2016 General Obligation Bonds, Series A, (Federally Tax-Exempt)	4.000%	08/01/2030	Aaa	1,095,000	1,201,675
Sonoma County Junior College District, (Sonoma, Mendocino and Marin Counties, California), Election of 2014 General Obligation Bonds, Series A	4.000%	08/01/2030	AA-	1,600,000	1,728,144
Sequoia Union High School District, (County of San Mateo, State of California), General Obligation Bonds, Election of 2014, Series 2016	3.000%	07/01/2031	AA	3,000,000	2,945,010
City of La Mesa, General Obligation Refunding Bonds, Series 2016 (Fire, Police and Emergency Services Measure)	4.000%	08/01/2031	Aa2	400,000	426,844
Redondo Beach Unified School District, (Los Angeles County, California), 2017 General Obligation Refunding Bonds, (Election of 2008, Series D), (2020 Crossover)	3.000%	08/01/2031	Aa2	750,000	730,515
City of La Mesa, General Obligation Refunding Bonds, Series 2016 (Fire, Police and Emergency Services Measure)	4.000%	08/01/2032	Aa2	500,000	530,245
Redondo Beach Unified School District, (Los Angeles County, California), 2017 General Obligation Refunding Bonds, (Election of 2008, Series D), (2020 Crossover)	3.000%	08/01/2032	Aa2	750,000	719,910
Tustin Unified School District - 2017 General Obligation Refunding Bonds of School Facilities Improvement District No. 2002-1 of the Tustin Unified School District, (2020 Crossover), (Orange County, California)	4.000%	08/01/2032	AA	510,000	549,994
Tustin Unified School District - 2017 General Obligation Refunding Bonds of School Facilities Improvement District No. 2002-1 of the Tustin Unified School District, (2020 Crossover), (Orange County, California)	4.000%	08/01/2033	AA	550,000	587,571
Tustin Unified School District - 2017 General Obligation Refunding Bonds of School Facilities Improvement District No. 2008-1 of the Tustin Unified School District, (2020 Crossover), (Orange County, California)	4.000%	08/01/2033	AA	600,000	640,986
Kentfield School District, (Marin County, California), General Obligation Bonds, Election of 2014, Series B	5.000%	08/01/2034	AA	200,000	227,248
Kentfield School District, (Marin County, California), General Obligation Bonds, Election of 2014, Series B	5.000%	08/01/2035	AA	355,000	402,236
Kentfield School District, (Marin County, California), General Obligation Bonds, Election of 2014, Series B	5.000%	08/01/2036	AA	400,000	451,244
Kentfield School District, (Marin County, California), General Obligation Bonds, Election of 2014, Series B	5.000%	08/01/2037	AA	500,000	563,185

					31,409,528

Colorado (2.04%)
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2012	3.000%	12/15/2021	Aa2	205,000	210,547
Jefferson County, Colorado, School District No. 1	5.000%	12/15/2021	Aa2	900,000	976,959

See accompanying notes to financial statements.	41

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Colorado (Cont.)
Cherry Creek School District No. 5, (Arapahoe County, Colorado), General Obligation Bonds, Series 2012B	3.000%	12/15/2023	Aa1	$3,300,000	$3,399,429
Adams County School District No. 1, (Mapleton Public Schools), Adams County, Colorado, General Obligation Refunding Bonds, Series 2016	2.000%	12/01/2025	Aa3	375,000	357,285
Eagle River Water and Sanitation District, (In Eagle County, Colorado), General Obligation Bonds, Series 2016	2.500%	12/01/2025	AA-	210,000	210,529
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2015	4.000%	12/15/2025	Aa2	1,000,000	1,088,530
Eagle River Water and Sanitation District, (In Eagle County, Colorado), General Obligation Bonds, Series 2016	2.750%	12/01/2026	AA-	200,000	202,380
Roaring Fork School District No. RE-1, In Garfield, Pitkin and Eagle Counties, Colorado, General Obligation Refunding Bonds, Series 2016B	2.500%	12/15/2027	NR	3,000,000	2,935,230
Eagle River Water and Sanitation District, (In Eagle County, Colorado), General Obligation Bonds, Series 2016	4.000%	12/01/2030	AA-	465,000	491,370
Gunnison Watershed School District RE-1J, (Gunnison and Saguache Counties, Colorado), General Obligation Refunding Bonds, Series 2014	4.000%	12/01/2031	Aa2	1,000,000	1,046,780
Adams 12 Five Star Schools, Adams County and the City and County of Broomfield, Colorado, General Obligation Bonds, Series 2016B (c)	5.000%	12/15/2034	AA-	2,500,000	2,847,775

					13,766,814

Connecticut (3.20%)
Town of Trumbull, Connecticut, General Obligation Refunding Bonds, Issue of 2009	4.000%	09/15/2020	Aa2	525,000	533,489
Town of Stonington, Connecticut, General Obligation Bonds, Issue of 2012	3.000%	04/01/2021	Aa1	125,000	126,630
Town of Trumbull, Connecticut, General Obligation Refunding Bonds, Issue of 2009	4.000%	09/15/2021	Aa2	500,000	507,790
Town of Stonington, Connecticut, General Obligation Bonds, Issue of 2012	3.000%	04/01/2022	Aa1	600,000	607,218
Town of Darien, Connecticut, General Obligation Refunding Bonds, Issue of 2012, Series B	2.000%	08/01/2022	Aaa	1,525,000	1,517,238
City of Stamford, Connecticut, General Obligation Bonds, Issue of 2013	2.250%	02/01/2024	Aa1	2,000,000	2,001,020
State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University Issue, Series 2016A (d)	2.000%	07/01/2042	Aaa	18,000,000	16,325,460

					21,618,845

Florida (2.76%)
Pasco County, Florida, Water and Sewer Refunding Revenue Bonds, Series 2006	4.500%	10/01/2019	Aa2	110,000	110,212
Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2009A	5.000%	10/01/2020	Aa2	1,390,000	1,425,528
Fort Lauderdale, Florida, Water and Sewer Revenue Bonds (Prerefunded to 09-01-2019 @ 100)(b)	4.000%	03/01/2021	Aa1	1,170,000	1,187,726
City of Titusville, Florida, Water and Sewer Revenue Refunding Bonds, Series 2010	5.000%	10/01/2021	AA-	600,000	622,284
Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2009A	4.000%	10/01/2021	Aa2	1,455,000	1,477,000
Fort Lauderdale, Florida, Water and Sewer Revenue Bonds (Prerefunded to 09-01-2019 @ 100) (b)	4.000%	03/01/2022	Aa1	1,215,000	1,233,407
Tohopekaliga Water Authority, Utility System Revenue Refunding Bonds, Series 2011A (Prerefunded to 10-01-2021 @ 100) (b)	5.000%	10/01/2022	Aa2	365,000	393,981
Fort Lauderdale, Florida, Water and Sewer Revenue Bonds (Prerefunded to 09-01-2019 @ 100) (b)	4.000%	09/01/2023	Aa1	1,290,000	1,309,544
Tohopekaliga Water Authority, Utility System Revenue Refunding Bonds, Series 2011A (Prerefunded to 10-01-2021 @ 100) (b)	5.000%	10/01/2023	Aa2	200,000	215,880
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2024	Aa2	2,000,000	2,110,760
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2025	Aa2	2,485,000	2,622,619
Lee County, Florida, Water and Sewer Revenue Bonds, Series 2013A	5.000%	10/01/2026	Aa3	400,000	445,780
City of Pembroke Pines, Florida, General Obligation Bonds, Series 2015	5.000%	09/01/2031	Aa2	2,100,000	2,389,590
City of Miami Beach, Florida, Water and Sewer Revenue and Revenue Refunding Bonds, Series 2017	4.000%	09/01/2032	Aa3	540,000	567,610
Lee County, Florida, Water and Sewer Revenue Bonds, Series 2013A	5.000%	10/01/2032	Aa3	750,000	825,083
City of Miami Beach, Florida, Water and Sewer Revenue and Revenue Refunding Bonds, Series 2017	5.000%	09/01/2033	Aa3	750,000	854,100
City of Miami Beach, Florida, Water and Sewer Revenue and Revenue Refunding Bonds, Series 2017	5.000%	09/01/2034	Aa3	750,000	850,328

					18,641,432

42	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Georgia (1.17%)
Cherokee County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	3.500%	08/01/2020	Aa2	$200,000	$204,998
Cherokee County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	4.000%	08/01/2021	Aa2	250,000	257,985
Fayette County, Georgia, Water Revenue Bonds, Series 2009	5.000%	10/01/2021	Aa2	1,165,000	1,193,810
Fayette County, Georgia, Water Revenue Bonds, Series 2009 (Prerefunded to 10-01-2019 @ 100) (b)	5.000%	10/01/2021	NR	625,000	640,563
Henry County and Henry County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	5.000%	02/01/2022	Aa2	1,000,000	1,060,850
Fulton County, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 2011	5.000%	01/01/2024	Aa2	1,660,000	1,756,529
Fayette County, Georgia, Water Revenue Bond, Series 2009 (Prerefunded to 10-01-2019 @ 100) (b)	4.375%	10/01/2024	Aa2	750,000	765,165
Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008 (Prerefunded to 01-01-2019 @ 100) (b)	5.625%	01/01/2028	AA	1,000,000	1,002,920
Forsyth County, Georgia, General Obligation Bonds, Series 2008A (Prerefunded to 03-01-2019 @ 100) (b)	5.000%	03/01/2028	Aaa	1,000,000	1,007,820

					7,890,640

Hawaii (0.39%)
State of Hawaii, Highway Revenue Bonds, Series 2008 (Prerefunded to 01-01-2019 @ 100) (b)	5.750%	01/01/2027	Aa2	2,000,000	2,006,020
County of Hawaii, General Obligation Bonds, 2013 Series A (Prerefunded to 09-01-2022 @ 100) (b)	5.000%	09/01/2031	AA-	575,000	634,904

					2,640,924

Idaho (0.61%)
Independent School District No. 1 of Nez Perce County, Idaho (Lewiston), General Obligation Bonds, Series 2017B, (Sales Tax and Credit Enhancement Guaranty)	4.000%	09/15/2031	Aa3	2,880,000	3,061,930
Boise State University, General Revenue Project Bonds, Series 2018A	4.000%	04/01/2032	A+	445,000	467,014
Boise State University, General Revenue Project Bonds, Series 2018A	5.000%	04/01/2034	A+	240,000	273,749
Boise State University, General Revenue Project Bonds, Series 2018A	5.000%	04/01/2035	A+	250,000	284,100

					4,086,793

Illinois (0.49%)
Community Consolidated School District Number 201, Grundy, Kendall and Will Counties, Illinois, (Minooka), General Obligation Refunding School Bonds, Series 2010A	5.250%	10/15/2022	AA-	1,200,000	1,231,896
Community Consolidated School District Number 201, Grundy, Kendall and Will Counties, Illinois, (Minooka), General Obligation Refunding School Bonds, Series 2010A	5.250%	10/15/2023	AA-	2,000,000	2,053,160

					3,285,056

Indiana (4.63%)
Town of Zionsville, Indiana, Sewage Works Revenue Bonds of 2010, Series A	2.800%	07/15/2019	AA-	130,000	130,504
City of Bloomington, Indiana, Waterworks Revenue Bonds of 2011, Series B	3.500%	07/01/2020	A	910,000	927,026
Lebanon Middle School Building Corporation, Lebanon, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2011 (Escrowed to maturity) (b)	4.000%	07/10/2020	NR	2,075,000	2,141,981
Town of Zionsville, Indiana, Sewage Works Revenue Bonds of 2010, Series A	3.000%	07/15/2020	AA-	245,000	247,362
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010 (Escrowed to maturity) (b)	4.500%	08/01/2020	A1	2,075,000	2,157,772
Ball State University Board of Trustees, Ball State University Student Fee Bonds, Series O (Prerefunded to 01-01-2019 @ 100) (b)	5.250%	07/01/2022	AA-	500,000	501,320
City of Noblesville, Indiana, Sewage Works Revenue Bonds of 2011	4.000%	07/01/2022	Aa2	185,000	193,860
Ball State University Board of Trustees, Ball State University Student Fee Bonds, Series O (Prerefunded to 01-01-2019 @ 100) (b)	5.250%	07/01/2023	AA-	1,060,000	1,062,798

See accompanying notes to financial statements.	43

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Indiana (Cont.)
City of Noblesville, Indiana, Sewage Works Revenue Bonds of 2011	4.250%	07/01/2023	Aa2	$215,000	$226,692
City of Noblesville, Indiana, Sewage Works Revenue Bonds of 2011	4.375%	07/01/2024	Aa2	210,000	221,850
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010 (Prerefunded to 08-01-2020 @ 100) (b)	4.500%	08/01/2025	A1	1,530,000	1,591,032
Perry Township Multischool Building Corporation of 1996, Indianapolis, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2016	5.000%	01/15/2026	A+	1,190,000	1,380,257
East Noble School Building Corporation, Kendallville, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2016	2.000%	07/15/2026	A+	1,000,000	922,990
Perry Township Multischool Building Corporation of 1996, Indianapolis, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2016	5.000%	07/15/2026	A+	1,105,000	1,289,878
East Noble School Building Corporation, Kendallville, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2016	2.000%	01/15/2027	A+	1,305,000	1,189,207
Hamilton Southeastern Consolidated School Building Corporation, Hamilton County, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015G	4.000%	07/15/2027	AA-	1,190,000	1,280,821
Hamilton Southeastern Consolidated School Building Corporation, Hamilton County, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015G	4.500%	07/15/2028	AA-	500,000	548,410
New Albany-Floyd County School Building Corporation, Ad Valorem Property Tax First Mortgage Bonds, Series 2017, (Floyd County, Indiana)	4.000%	07/15/2028	A+	500,000	541,200
Warsaw Multi-School Building Corporation, Warsaw, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015	4.000%	07/15/2028	A+	1,000,000	1,064,840
City of West Lafayette, Indiana, Sewage Works Revenue Bonds, Series 2016	3.750%	07/01/2029	A+	220,000	226,140
New Albany-Floyd County School Building Corporation, Ad Valorem Property Tax First Mortgage Bonds, Series 2017, (Floyd County, Indiana)	4.000%	07/15/2029	A+	2,000,000	2,152,940
Valparaiso Multi-Schools Building Corporation, (Porter County, Indiana), Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015	5.000%	07/15/2029	AA-	3,000,000	3,394,800
City of West Lafayette, Indiana, Sewage Works Revenue Bonds, Series 2016	4.000%	07/01/2030	A+	750,000	781,253
Munster School Building Corporation, Lake County, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2018	3.375%	01/15/2031	AA+	1,095,000	1,075,575
Munster School Building Corporation, Lake County, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2018	4.000%	07/15/2032	AA+	2,285,000	2,374,983
City of Lebanon, Indiana, Sewage Works Revenue Bonds of 2018	4.000%	07/01/2034	AA-	865,000	888,874
Hamilton Southeastern Consolidated School Building Corporation, (Hamilton County, Indiana), Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2018 (e)	5.000%	07/15/2034	AA-	335,000	381,826
City of Lebanon, Indiana, Sewage Works Revenue Bonds of 2018	4.000%	07/01/2035	AA-	895,000	914,475
Hamilton Southeastern Consolidated School Building Corporation, (Hamilton County, Indiana), Unlimited Ad Valorem Property Tax first Mortgage Bonds, Series 2018 (e)	5.000%	07/15/2035	AA-	600,000	680,382
Hamilton Southeastern Consolidated School Building Corporation, (Hamilton County, Indiana), Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2018 (e)	5.000%	07/15/2036	AA-	700,000	789,873

					31,280,921

Iowa (3.42%)
City of Des Moines, Iowa, General Obligation Bonds, Series 2016A (c)	2.000%	06/01/2025	Aa2	2,095,000	1,999,468
Dallas Center-Grimes Community School District, Iowa, General Obligation School Bonds, Series 2015	3.000%	06/01/2025	Aa2	265,000	267,610
Johnston Community School District, Iowa, General Obligation School and Refunding Bonds, Series 2015	3.000%	06/01/2025	AA-	2,370,000	2,399,933
City of Des Moines, Iowa, General Obligation Bonds, Series 2016A	2.000%	06/01/2026	Aa2	2,135,000	2,009,270
Dallas Center-Grimes Community School District, Iowa, General Obligation School Bonds, Series 2015	3.000%	06/01/2026	Aa2	500,000	503,140
Grundy County, Iowa, General Obligation Urban Renewal Refunding Bonds, Series 2015	3.000%	06/01/2026	A1	1,130,000	1,141,696
Johnston Community School District, Iowa, General Obligation School and Refunding Bonds, Series 2015	3.000%	06/01/2026	AA-	2,445,000	2,468,692
City of Des Moines, Iowa, General Obligation Bonds, Series 2016A	2.125%	06/01/2027	Aa2	2,180,000	2,040,502
Des Moines Metropolitan Wastewater Reclamation Authority, Sewer Revenue Refunding Bonds, Series 2015E	3.000%	06/01/2027	Aa3	1,610,000	1,620,707
Grundy County, Iowa, General Obligation Urban Renewal Refunding Bonds, Series 2015	3.000%	06/01/2027	A1	1,175,000	1,180,382
Waukee Community School District, Dallas County, Iowa, General Obligation School Refunding Bonds, Series 2016B	2.000%	06/01/2027	Aa2	3,000,000	2,723,160

44	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Iowa (Cont.)
Waukee Community School District, Iowa, General Obligation School Bonds, Series 2009 (Crossover Refunding to 06-01-2019 @ 100) (b)	5.000%	06/01/2028	Aa2	$1,000,000	$1,014,650
City of Cedar Rapids, Iowa, Water Revenue Bonds, Series 2018D	3.000%	06/01/2029	Aa2	950,000	936,548
City of Council Bluffs, Iowa, General Obligation Bonds, Series 2018A	3.000%	06/01/2029	Aa2	1,050,000	1,034,208
City of West Des Moines, Iowa, General Obligation Urban Renewal Bonds, Series 2017D	3.000%	06/01/2031	AAA	1,770,000	1,745,663

					23,085,629

Kansas (3.06%)
Unified School District No. 512, Johnson County, Kansas, (Shawnee Mission), General Obligation Refunding Bonds, Series 2012-A	2.000%	10/01/2022	Aaa	2,010,000	2,006,583
City of Wichita, Kansas, Water and Sewer Utility, Revenue Bonds, Series 2009A (Prerefunded to 10-01-2019 @ 100) (b)	5.000%	10/01/2024	AA-	2,000,000	2,050,620
Unified School District No. 233, Johnson County, Kansas (Olathe), General Obligation School Bonds, Series 2016A	3.000%	09/01/2026	Aa2	2,740,000	2,784,004
Unified School District No. 233, Johnson County, Kansas (Olathe), General Obligation School Bonds, Series 2016A	3.000%	09/01/2027	Aa2	1,490,000	1,502,531
Unified School District No. 512, Johnson County, Kansas, (Shawnee Mission), General Obligation Refunding and Improvement Bonds, Series 2015-A	3.000%	10/01/2027	Aaa	1,000,000	1,018,190
Unified School District No. 233, Johnson County, Kansas (Olathe), General Obligation School Improvement and Refunding Bonds, Series 2013C (Crossover Refunding to 09-01-2021 @ 100) (b)	4.500%	09/01/2028	Aa2	3,000,000	3,178,410
Water District No. 1 of Johnson County, Kansas, Water Revenue Refunding Bonds, Series 2017A	3.000%	01/01/2032	Aaa	2,500,000	2,371,875
State of Kansas, Department of Transportation, Highway Revenue Bonds, Series 2017A	5.000%	09/01/2033	Aa2	5,000,000	5,789,100

					20,701,313

Kentucky (2.38%)
Boone-Florence Water Commission (Kentucky), Water Supply System Refunding Revenue Bonds, Series 2010	3.250%	12/01/2018	NR	2,040,000	2,040,000
Boone-Florence Water Commission (Kentucky), Water Supply System Refunding Revenue Bonds, Series 2010	3.250%	12/01/2020	A1	1,780,000	1,817,967
Northern Kentucky Water District Revenue Bonds, 2013 Series A	4.000%	02/01/2028	Aa3	1,110,000	1,156,787
City of Owensboro, Kentucky, Water Revenue Refunding and Improvement Bonds, Series 2018	3.250%	09/15/2029	A1	1,735,000	1,743,502
Lexington-Fayette Urban County Government (Kentucky), Various Purpose General Obligation Bonds, Series 2018A	3.000%	10/01/2029	Aa2	1,060,000	1,055,368
City of Owensboro, Kentucky, Water Revenue Refunding and Improvement Bonds, Series 2018	3.375%	09/15/2030	A1	1,800,000	1,810,548
Lexington-Fayette Urban County Government (Kentucky), Various Purpose General Obligation Bonds, Series 2018A	3.125%	10/01/2030	Aa2	1,095,000	1,091,244
Northern Kentucky Water District, Refunding Revenue Bonds, Series 2016	3.000%	02/01/2031	Aa3	3,660,000	3,478,720
City of Owensboro, Kentucky, Water Revenue Refunding and Improvement Bonds, Series 2018	3.500%	09/15/2031	A1	1,860,000	1,874,285

					16,068,421

Maine (0.43%)
Maine Municipal Bond Bank, 2017 Series D Refunding Bonds	3.000%	11/01/2031	Aa2	3,000,000	2,918,310

Maryland (0.84%)
Howard County, Maryland, General Obligation Consolidated Public Improvement Bonds, 2012 Series A (Prerefunded to 02-15-2020 @ 100) (b)	4.000%	02/15/2026	Aaa	2,075,000	2,126,294
The City of Frederick, Maryland, General Obligation Bonds and Notes, Public Improvements Bonds, Tax-Exempt Series 2009A (Prerefunded to 03-01-2019 @ 100) (b)	5.000%	03/01/2027	Aa1	1,500,000	1,511,805
Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Bonds of 2015, Series B	3.000%	12/01/2028	Aaa	2,000,000	2,018,520

					5,656,619

See accompanying notes to financial statements.	45

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Massachusetts (0.64%)
The Commonwealth of Massachusetts, Commonwealth Transportation Fund Revenue Bonds, (Accelerated Bridge Program), 2013 Series A (Prerefunded to 06-01-2021 @ 100) (b)	5.000%	06/01/2034	Aa1	$2,000,000	$2,144,620
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2014, Series A	5.000%	12/01/2034	AA	2,000,000	2,151,040

					4,295,660

Michigan (4.06%)
Board of Trustees of Northern Michigan University, General Revenue Bonds, Series 2008A	5.000%	12/01/2018	A	440,000	440,000
Traverse City Area Public Schools, Counties of Grand Traverse, Leelanau and Benzie, State of Michigan, 2010 School Building and Site Bonds (General Obligation - Unlimited Tax)	3.500%	05/01/2020	AA-	1,000,000	1,021,420
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2021	Aa3	425,000	453,237
Forest Hills Public Schools, County of Kent, State of Michigan, 2010 School Building and Site Bonds, Series II, (General Obligation - Unlimited Tax)	4.000%	05/01/2022	AA	700,000	718,165
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2011 School Building and Site Bonds, (General Obligation - Unlimited Tax) (Prerefunded to 05-01-2021 @ 100) (b)	5.000%	05/01/2022	A+	275,000	294,300
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2022	Aa3	450,000	491,013
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2012 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2023	A+	1,485,000	1,521,887
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2011 School Building and Site Bonds, (General Obligation - Unlimited Tax) (Prerefunded to 05-01-2021 @ 100) (b)	5.000%	05/01/2023	A+	400,000	428,072
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2011 School Building and Site Bonds, (General Obligation - Unlimited Tax) (Prerefunded to 05-01-2021 @ 100) (b)	5.000%	05/01/2024	A+	600,000	642,108
Howell Public Schools, County of Livingston, State of Michigan, 2011 Refunding Bonds, Series B, (General Obligation - Unlimited Tax)	5.000%	05/01/2025	A+	1,880,000	2,003,084
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2013 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2025	A+	700,000	742,840
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2025	Aa3	1,260,000	1,369,217
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2013 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2026	A+	1,290,000	1,361,363
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	4.000%	05/01/2026	Aa3	2,300,000	2,414,218
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2013 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	4.000%	05/01/2026	A+	3,850,000	4,054,782
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2014 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2027	A+	1,000,000	1,123,720
Hamilton Community Schools, County of Allegan, State of Michigan, 2015 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2027	AA-	500,000	532,395
Mattawan Consolidated School, Counties of Van Buren and Kalamazoo, State of Michigan, 2015 School Building and Site Bonds, Series I, (General Obligation - Unlimited Tax)	5.000%	05/01/2027	A+	1,005,000	1,139,921
City of Petoskey, County of Emmet, State of Michigan, Water Supply and Sewage Disposal System Revenue and Revenue Refunding Bonds, Series 2011	4.500%	02/01/2028	AA-	750,000	780,300
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2014 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2028	A+	765,000	857,183
Hamilton Community Schools, County of Allegan, State of Michigan, 2015 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2028	AA-	300,000	317,658
Mattawan Consolidated School, Counties of Van Buren and Kalamazoo, State of Michigan, 2015 School Building and Site Bonds, Series I, (General Obligation - Unlimited Tax)	5.000%	05/01/2028	A+	600,000	677,538

46	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Michigan (Cont.)
Zeeland Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2015 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2029	A	$700,000	$786,527
Zeeland Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2015 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2030	A	1,100,000	1,231,868
City of Grosse Pointe, County of Wayne, State of Michigan, 2018 Unlimited Tax General Obligation Bonds (e)	4.000%	10/01/2032	AAA	595,000	632,467
City of Grosse Pointe, County of Wayne, State of Michigan, 2018 Unlimited Tax General Obligation Bonds (e)	4.000%	10/01/2033	AAA	630,000	666,496
City of Grosse Pointe, County of Wayne, State of Michigan, 2018 Unlimited Tax General Obligation Bonds (e)	4.000%	10/01/2034	AAA	670,000	703,031

					27,404,810

Minnesota (2.04%)
Independent School District No. 194 (Lakeville), Minnesota, General Obligation Refunding Bonds, Series 2012D	5.000%	02/01/2022	Aa3	2,720,000	2,956,939
State of Minnesota, General Obligation State Various Purpose Bonds, Series 2009H	4.500%	11/01/2024	Aa1	185,000	189,198
Independent School District No. 276, Minnetonka Public Schools, Minnesota, General Obligation Refunding Bonds, Series 2016I	2.375%	02/01/2025	Aaa	2,805,000	2,810,161
Independent School District No. 276, Minnetonka Public Schools, Minnesota, General Obligation Refunding Bonds, Series 2016I	3.000%	02/01/2026	Aaa	1,000,000	1,015,140
Independent School District No. 720, Shakopee Public Schools, Minnesota, General Obligation School Building Bonds, Series 2015A	3.250%	02/01/2026	Baa1	3,860,000	3,949,745
Independent School District No. 276, Minnetonka Public Schools, Minnesota, General Obligation Refunding Bonds, Series 2016I	3.000%	02/01/2027	Aaa	1,590,000	1,605,073
City of Eagan, Minnesota, General Obligation Bonds, Series 2018A	3.250%	02/01/2032	Aaa	1,245,000	1,242,709

					13,768,965

Mississippi (1.36%)
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation, Refunding Project)	5.000%	03/01/2022	Baa3	1,000,000	1,031,580
Madison County School District, Madison County, Mississippi, General Obligation Refunding Bonds, Series 2012	4.000%	04/15/2022	Aa2	2,480,000	2,621,434
State of Mississippi, General Obligation Bonds, Series 2015F (Tax-Exempt)	3.000%	11/01/2026	Aa2	3,000,000	3,041,190
Mississippi Development Bank, Special Obligation Bonds, Series 2015, (Canton Public School District, Madison County, Mississippi, General Obligation Bond Project)	4.250%	12/01/2028	A1	2,305,000	2,467,479

					9,161,683

Missouri (2.33%)
The School District of Columbia, Boone County, State of Missouri, General Obligation Refunding and Improvement Bonds, Series 2012	3.500%	03/01/2022	Aa1	445,000	464,731
The School District of Columbia, Boone County, State of Missouri, General Obligation Refunding and Improvement Bonds, Series 2012	4.000%	03/01/2024	Aa1	2,050,000	2,165,948
Parkway C-2 School District, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2009 (Prerefunded to 03-01-2019 @ 100)(b)	4.625%	03/01/2025	AAA	3,000,000	3,020,760
Fort Zumwalt School District of St. Charles County, Missouri, General Obligation Refunding and Improvement Bonds, (Missouri Direct Deposit Program), Series 2015	4.000%	03/01/2027	Aa2	465,000	498,987
Fort Zumwalt School District of St. Charles County, Missouri, General Obligation Refunding and Improvement Bonds, (Missouri Direct Deposit Program), Series 2015	4.000%	03/01/2028	Aa2	400,000	427,272
Fort Zumwalt School District of St. Charles County, Missouri, General Obligation Refunding and Improvement Bonds, (Missouri Direct Deposit Program), Series 2015	4.000%	03/01/2029	Aa2	425,000	451,044
Nixa Public Schools, Christian County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2014, (Missouri Direct Deposit Program)	5.000%	03/01/2031	A+	370,000	383,065
Nixa Public Schools, Christian County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2014, (Missouri Direct Deposit Program), (Prerefunded to 03-01-2020 @ 100) (b)	5.000%	03/01/2031	NR	380,000	393,851
Liberty Public School District No. 53, Clay County, Missouri, General Obligation School Building Bonds, Series 2018	4.000%	03/01/2033	AA	1,000,000	1,053,310

See accompanying notes to financial statements.	47

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Missouri (Cont.)
Liberty Public School District No. 53, Clay County, Missouri, General Obligation School Building Bonds, Series 2018	4.000%	03/01/2034	AA	$2,500,000	$2,612,475
Wentzville R-IV School District, St. Charles County, Missouri, General Obligation Refunding and Improvement Bonds, (Missouri Direct Deposit Program), Series 2018 (e)	4.000%	03/01/2034	Aa2	3,000,000	3,140,160
Reorganized School District No. 7 of Jackson County, Missouri, (Lee’s Summit R-7), General Obligation School Building Bonds, Series 2016	5.000%	03/01/2036	AA+	1,000,000	1,110,510

					15,722,113

Montana (1.76%)
School District No. 4 (Hellgate), Missoula County, Montana, General Obligation School Building Bonds, Series 2017	3.500%	06/15/2025	A+	860,000	905,064
High School District No. 44 (Belgrade), Gallatin County, Montana, General Obligation School Building Bonds, Series 2016	3.000%	06/01/2027	A+	525,000	524,948
School District No. 4 (Hellgate), Missoula County, Montana, General Obligation School Building Bonds, Series 2017	5.000%	06/15/2032	A+	945,000	1,068,937
High School District No. 1 (Missoula), Missoula County, Montana, General Obligation School Building Bonds, Series 2017	4.000%	07/01/2032	Aa3	1,010,000	1,072,408
School District No. 4 (Hellgate), Missoula County, Montana, General Obligation School Building Bonds, Series 2017	5.000%	06/15/2033	A+	1,005,000	1,135,359
K-12 School District No. 9 (East Helena), Lewis and Clark County, Montana, General Obligation School Building Bonds, Series 2018	4.500%	07/01/2033	A+	560,000	623,073
School District No. 44 (Whitefish), Flathead County, Montana, General Obligation School Building Bonds, Series 2017	4.000%	07/01/2033	A+	520,000	550,576
High School District No. A (Great Falls), Cascade County, Montana, General Obligation School Building Bonds, Series 2018	5.000%	07/01/2034	A+	725,000	833,018
K-12 School District No. 9 (East Helena), Lewis and Clark County, Montana, General Obligation School Building Bonds, Series 2018	5.000%	07/01/2034	A+	805,000	921,363
School District No. 44 (Whitefish), Flathead County, Montana, General Obligation School Building Bonds, Series 2017	4.000%	07/01/2034	A+	565,000	595,696
K-12 School District No. 9 (East Helena), Lewis and Clark County, Montana, General Obligation School Building Bonds, Series 2018	5.000%	07/01/2035	A+	1,925,000	2,193,230
School District No. 44 (Whitefish), Flathead County, Montana, General Obligation School Building Bonds, Series 2017	4.000%	07/01/2035	A+	845,000	886,743
School District No. 44 (Whitefish), Flathead County, Montana, General Obligation School Building Bonds, Series 2017	4.000%	07/01/2036	A+	585,000	608,710

					11,919,125

Nebraska (2.09%)
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	4.000%	12/15/2022	AA-	1,290,000	1,354,990
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	5.000%	12/15/2023	AA-	1,560,000	1,686,703
Douglas County School District 0001, (Omaha, Nebraska, Public Schools), General Obligation Refunding Bonds, Series 2010	4.000%	12/15/2024	Aa2	3,000,000	3,078,000
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	3.000%	12/15/2024	A+	145,000	148,054
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	4.000%	12/15/2025	A+	180,000	194,850
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	5.000%	12/15/2026	AA-	1,925,000	2,075,477
City of Columbus, Nebraska, Combined Revenue and Refunding Bonds, Series 2016	4.000%	12/15/2028	AA	150,000	162,356
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	5.000%	12/15/2028	A+	250,000	285,845
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Bonds, Series 2012 B	4.000%	01/15/2029	AA-	730,000	759,485
City of Columbus, Nebraska, Combined Revenue and Refunding Bonds, Series 2016	4.000%	12/15/2029	AA	250,000	268,298
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	5.000%	12/15/2029	A+	260,000	296,210
City of Columbus, Nebraska, Combined Revenue and Refunding Bonds, Series 2016	4.000%	12/15/2030	AA	325,000	346,527

48	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Nebraska (Cont.)
Hall County School District 0002, in the State of Nebraska, (Grand Island Public Schools), General Obligation Bonds, Series 2014	5.000%	12/15/2030	AA-	$700,000	$785,309
Nebraska Public Power District, General Revenue Bonds, 2014 Series A	5.000%	01/01/2031	A1	1,900,000	2,035,242
Hall County School District 0002, In the State of Nebraska, (Grand Island Public Schools), General Obligation Bonds, Series 2014	5.000%	12/15/2032	AA-	565,000	631,529

					14,108,875

Nevada (0.47%)
Nevada System of Higher Education, Universities Revenue Bonds, Series 2016 A	4.000%	07/01/2030	AA-	3,045,000	3,192,256

New Jersey (3.01%)
Township of Toms River, County of Ocean, New Jersey, General Improvement Bonds, Series 2010 A	3.000%	06/15/2019	AA	1,900,000	1,901,463
Middlesex County Improvement Authority, (County of Middlesex, State of New Jersey), County-Guaranteed Open Space Trust Fund Revenue Bonds, Series 2009 A	4.000%	12/15/2019	Aa2	1,540,000	1,573,803
The Board of Education of the Township of Millstone, in the County of Monmouth, New Jersey, School District Refunding Bonds, Series 2011	5.000%	07/15/2020	AA-	1,075,000	1,126,815
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	3.000%	12/15/2020	AA+	315,000	321,615
Middlesex County Improvement Authority, (County of Middlesex, State of New Jersey), County-Guaranteed Open Space Trust Fund Revenue Bonds, Series 2009 A	4.000%	12/15/2020	Aa2	750,000	766,148
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Bonds	3.000%	11/01/2021	AA	1,775,000	1,789,200
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	3.000%	12/15/2021	AA+	685,000	701,502
The Board of Education of the Township of South Brunswick, in the County of Middlesex, New Jersey, Refunding School Bonds	4.000%	12/01/2022	AA+	750,000	796,508
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	3.000%	12/15/2022	AA+	600,000	617,478
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	4.000%	12/15/2023	AA+	465,000	495,923
The Board of Education, of the Somerset Hills School District, in the County of Somerset, New Jersey, Refunding School Bonds, Series 2012	4.000%	03/15/2024	Aa1	2,345,000	2,471,700
The Board of Education of the Hopewell Valley Regional School District in the County of Mercer, New Jersey, School Bonds	3.500%	01/15/2027	AA	3,330,000	3,430,832
The Board of Education of the Township of Livingston, In the County of Essex, New Jersey, Refunding School Bonds	4.000%	07/15/2029	AA+	1,000,000	1,059,180
Township of Moorestown, in the County of Burlington, New Jersey, General Obligation Bonds Consisting of General Improvement Bonds and Water-Sewer Utility Bonds	4.000%	01/15/2030	Aaa	1,140,000	1,193,044
The Board of Education of the Hopewell Valley Regional School District in the County of Mercer, New Jersey, School Bonds	4.000%	01/15/2032	AA	2,000,000	2,056,780

					20,301,991

New Mexico (4.61%)
State Transportation, Refunding Revenue Bonds, (Senior Lien), Series 2010 B	4.000%	06/15/2019	Aa1	3,500,000	3,540,460
Las Cruces School District No. 2, General Obligation School Bonds, Series 2011 A	4.000%	08/01/2021	Aa3	1,500,000	1,547,805
Santa Fe Public School District, Santa Fe County, New Mexico, General Obligation Bonds, Series 2012	3.000%	08/01/2022	Aa2	2,000,000	2,058,380
City of Albuquerque, New Mexico, General Obligation General Purpose Bonds, Series 2012 A	4.000%	07/01/2023	Aa2	2,450,000	2,520,340
Bernalillo County, New Mexico, General Obligation Refunding Bonds, Series 2015 A	2.000%	08/15/2023	Aaa	1,030,000	1,021,338
Bernalillo County, New Mexico, General Obligation Refunding Bonds, Series 2015 A	2.250%	08/15/2024	Aaa	1,050,000	1,049,307
Bernalillo County, New Mexico, General Obligation Bonds, Series 2015	3.000%	08/15/2025	Aaa	1,235,000	1,269,247
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2026	AA	675,000	708,737
Las Cruces School District No. 2, Dona Ana County, New Mexico, General Obligation School Building Bonds, Series 2016 C	3.000%	08/01/2026	Aa3	900,000	916,902
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2027	AA	700,000	731,248

See accompanying notes to financial statements.	49

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Coupon rate	Maturity date	Rating(a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
New Mexico (Cont.)
Las Cruces School District No. 2, Dona Ana County, New Mexico, General Obligation School Building Bonds, Series 2016C	3.250%	08/01/2027	Aa3	$900,000	$922,572
Rio Rancho Public School District No. 94, Sandoval County, New Mexico, General Obligation School Building Bonds, Series 2016A	3.000%	08/01/2027	A2	1,515,000	1,531,998
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2028	AA	725,000	753,522
Las Cruces School District No. 2, Dona Ana County, New Mexico, General Obligation School Building Bonds, Series 2016C	3.500%	08/01/2028	Aa3	900,000	930,537
Rio Rancho Public School District No. 94, Sandoval County, New Mexico, General Obligation School Building Bonds, Series 2016A	3.125%	08/01/2028	A2	1,515,000	1,523,136
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2029	AA	750,000	775,545
Santa Fe Public School District, Santa Fe County, New Mexico, General Obligation School Building Bonds, Series 2018	3.625%	08/01/2029	AA	3,075,000	3,178,166
Santa Fe Public School District, Santa Fe County, New Mexico, General Obligation School Building Bonds, Series 2018	4.000%	08/01/2030	AA	1,000,000	1,055,380
Albuquerque Municipal School District No. 12, Bernalillo and Sandoval Counties, New Mexico, General Obligation School Building Bonds, Series 2018 (c)	5.000%	08/01/2034	Aa2	1,800,000	2,102,076
Albuquerque Municipal School District No. 12, Bernalillo and Sandoval Counties, New Mexico, General Obligation School Building Bonds, Series 2018	5.000%	08/01/2035	Aa2	2,600,000	3,024,762

					31,161,458

New York (1.42%)
County of Suffolk, New York, Public Improvement Serial Bonds - 2009 Series C (Economically Defeased to 10-15-2019 @ 100) (b)	4.000%	10/15/2021	Baa1	3,000,000	3,056,010
Miller Place Union Free School District, In the Town of Brookhaven, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	02/15/2026	Aa2	460,000	460,552
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Seventy-Ninth Series	5.000%	12/01/2032	Aa3	3,000,000	3,333,540
New York City, Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series DD	5.000%	06/15/2035	Aa1	2,500,000	2,765,125

					9,615,227

North Carolina (1.51%)
County of Orange, North Carolina, General Obligation Refunding Bonds, Series 2011	3.000%	02/01/2019	Aaa	1,000,000	1,001,950
City of Fayetteville, North Carolina, Public Works Commission, Revenue Bonds, Series 2009B (Prerefunded to 03-01-2019 @ 100) (b)	5.000%	03/01/2022	Aa2	1,000,000	1,007,720
County of Wake, North Carolina, General Obligation Public Improvement Bonds, Series 2011	4.000%	04/01/2024	Aaa	1,000,000	1,042,180
City of Charlotte, North Carolina, General Obligation Refunding Bonds, Series 2009B	4.000%	06/01/2024	Aaa	1,000,000	1,009,590
State of North Carolina, General Obligation Public Improvement Bonds, Series 2010A (Prerefunded to 05-01-2020 @ 100) (b)	4.000%	05/01/2026	Aaa	1,000,000	1,027,900
Metropolitan Sewerage District of Buncombe County, North Carolina, Sewerage System Revenue Refunding Bonds, Series 2013	4.000%	07/01/2027	AA+	1,210,000	1,271,928
City of Gastonia, North Carolina, Combined Utilities System Revenue Bonds, Series 2015	5.000%	05/01/2028	AA-	700,000	793,261
City of Gastonia, North Carolina, Combined Utilities System Revenue Bonds, Series 2015	5.000%	05/01/2029	AA-	265,000	298,811
County of Union, North Carolina, Enterprise Systems Revenue Bonds, Series 2017	3.000%	06/01/2031	Aa1	2,850,000	2,771,597

					10,224,937

North Dakota (1.08%)
West Fargo Public School District No. 6, Cass County, North Dakota, General Obligation School Building Bonds, Series 2011	4.000%	05/01/2026	Aa3	1,000,000	1,034,750
City of Bismarck, Burleigh County, North Dakota, Refunding Improvement Bonds of 2016, Series L	3.000%	05/01/2027	Aa1	860,000	869,391
City of Bismarck, Burleigh County, North Dakota, Refunding Improvement Bonds of 2016, Series L	3.125%	05/01/2028	Aa1	845,000	853,374
City of Bismarck, Burleigh County, North Dakota, Refunding Improvement Bonds of 2016, Series L	3.250%	05/01/2029	Aa1	835,000	841,989
Bismarck Public School District No. 1, Burleigh County, North Dakota, General Obligation School Building Bonds, Series 2017	3.125%	05/01/2030	Aa2	1,695,000	1,671,236
City of Bismarck, Burleigh County, North Dakota, Refunding Improvement Bonds of 2017, Series M	3.125%	05/01/2031	Aa1	1,015,000	999,054
City of Bismarck, Burleigh County, North Dakota, Refunding Improvement Bonds of 2017, Series M	3.125%	05/01/2032	Aa1	1,060,000	1,031,984

					7,301,778

50	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Ohio (4.02%)
Board of Education, City School District of the City of Cincinnati, County of Hamilton, Ohio, Classroom Facilities Construction and Improvement Refunding Bonds, Series 2006 (Voted General Obligation Unlimited Tax)	5.250%	12/01/2022	AA-	$1,000,000	$1,116,750
Plain Local School District, County of Stark, Ohio, General Obligation (Unlimited Tax), School Improvement Refunding Bonds, Series 2011A (Prerefunded to 11-01-2021 @ 100) (b)	4.300%	11/01/2023	AA-	2,840,000	3,020,312
City of Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A (Prerefunded to 12-01-2021 @ 100) (b)	4.000%	12/01/2024	Aaa	2,155,000	2,276,973
Lake County Community College District, Ohio, (Lakeland Community College), Facilities Construction and Improvement Bonds, Series 2016A, (General Obligation - Unlimited Tax)	3.000%	12/01/2025	Aa2	660,000	675,503
Lake Local School District, Stark and Portage Counties, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Bonds, Series 2015	3.000%	12/01/2025	AA-	525,000	529,730
Miami University, (A State University of Ohio), General Receipts Revenue and Refunding Bonds, Series 2011	5.000%	09/01/2026	Aa3	1,430,000	1,528,813
Lake County Community College District, Ohio, (Lakeland Community College), Facilities Construction and Improvement Bonds, Series 2016A, (General Obligation - Unlimited Tax)	3.000%	12/01/2026	Aa2	865,000	879,800
Bellbrook-Sugarcreek Local School District, Counties of Greene and Warren, Ohio, School Improvement Unlimited Tax General Obligation Refunding Bonds, Series 2016	3.000%	12/01/2027	Aa2	1,000,000	1,013,890
Board of Education of the Northwest Local School District, (Counties of Hamilton and Butler, Ohio), School Improvement, Unlimited Tax General Obligation Bonds, Series 2015, (Non-Bank Qualified)	5.000%	12/01/2027	Aa2	175,000	195,673
Perrysburg Exempted Village School District, Wood County, Ohio, School Facilities Construction and Improvement Bonds, Series 2015 (General Obligation - Unlimited Tax)	4.000%	12/01/2027	Aa3	1,250,000	1,333,638
Lakewood City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Bonds, Series 2014A (Prerefunded to 11-01-2022 @ 100) (b)	5.000%	11/01/2028	Aa2	1,000,000	1,107,850
Bellbrook-Sugarcreek Local School District, Counties of Greene and Warren, Ohio, School Improvement Unlimited Tax General Obligation Refunding Bonds, Series 2016	4.000%	12/01/2028	Aa2	1,565,000	1,690,732
Board of Education of the Northwest Local School District, (Counties of Hamilton and
Butler, Ohio), School Improvement, Unlimited Tax General Obligation Bonds, Series 2015, (Non-Bank Qualified)	5.000%	12/01/2028	Aa2	225,000	251,132
Fairfield City School District, County of Butler, Ohio, School Improvement Unlimited Tax, General Obligation Bonds, Series 2014	5.000%	11/01/2029	Aa3	800,000	889,480
Board of Education of the Northwest Local School District, (Counties of Hamilton and Butler, Ohio), School Improvement, Unlimited Tax General Obligation Bonds, Series 2015, (Non-Bank Qualified)	5.000%	12/01/2029	Aa2	200,000	222,830
Fairfield City School District, County of Butler, Ohio, School Improvement Unlimited Tax, General Obligation Bonds, Series 2014	5.000%	11/01/2030	Aa3	1,335,000	1,481,062
Lakewood City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Refunding Bonds, Series 2017B	4.000%	11/01/2030	Aa2	235,000	248,905
Board of Education of the Northwest Local School District, (Counties of Hamilton and Butler, Ohio), School Improvement, Unlimited Tax General Obligation Bonds, Series 2015, (Non-Bank Qualified)	4.000%	12/01/2030	Aa2	365,000	378,713
Hudson City School District, Ohio, General Obligation (Unlimited Tax), School Improvement Bonds, Series 2018	4.000%	12/01/2030	Aa1	750,000	794,303
Lakewood City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Refunding Bonds, Series 2017B	4.000%	11/01/2031	Aa2	220,000	231,970
Hudson City School District, Ohio, General Obligation (Unlimited Tax), School Improvement Bonds, Series 2018	4.000%	12/01/2031	Aa1	350,000	368,998
Lakewood City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Bonds, Series 2014A (Prerefunded to 11-01-2022 @ 100) (b)	5.000%	11/01/2032	Aa2	1,500,000	1,661,775

See accompanying notes to financial statements.	51

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Ohio (Cont.)
Lakewood City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Refunding Bonds, Series 2017B	4.000%	11/01/2032	Aa2	$220,000	$231,103
Cuyahoga Community College District, Ohio, Facilities Construction and Improvement Bonds, Series 2018, (General Obligation - Unlimited Tax)	4.000%	12/01/2032	AA	1,750,000	1,840,213
Hudson City School District, Ohio, General Obligation (Unlimited Tax), School Improvement Bonds, Series 2018	4.000%	12/01/2032	Aa1	375,000	394,076
Lakewood City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Refunding Bonds, Series 2017B	4.000%	11/01/2033	Aa2	370,000	386,639
Hudson City School District, Ohio, General Obligation (Unlimited Tax), School Improvement Bonds, Series 2018	4.000%	12/01/2033	Aa1	400,000	418,180
Cuyahoga Community College District, Ohio, Facilities Construction and Improvement Bonds, Series 2018, (General Obligation - Unlimited Tax)	4.000%	12/01/2034	AA	1,000,000	1,044,100
Hudson City School District, Ohio, General Obligation (Unlimited Tax), School Improvement Bonds, Series 2018	4.000%	12/01/2034	Aa1	875,000	910,053

					27,123,196

Oklahoma (1.38%)
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2013	4.000%	03/01/2023	AA	2,500,000	2,560,775
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2016	3.000%	04/01/2028	AA	3,000,000	3,013,650
Grand River Dam Authority, Revenue Bonds, Series 2014A	5.000%	06/01/2031	A1	1,835,000	2,049,640
The Edmond Public Works Authority, (Edmond, Oklahoma), Sales Tax and Utility System Revenue Bonds, Series 2017	5.000%	07/01/2032	AA-	1,500,000	1,727,625

					9,351,690

Oregon (1.55%)
City of Portland, Oregon, First Lien Water System Revenue and Refunding Bonds, 2010 Series A (Tax Exempt)	4.000%	05/01/2021	Aaa	1,000,000	1,027,780
Central Lincoln People’s Utility District, Oregon, Electric System Revenue Bonds, Series 2016	2.250%	12/01/2024	AA-	400,000	396,060
City of Portland, Oregon, First Lien Water System Revenue Bonds, 2011 Series A	4.000%	05/01/2025	Aaa	1,330,000	1,380,008
State of Oregon, General Obligation Bonds, 2016 Series J, (Veterans’ Welfare Bonds Series 97A) (Refunding)	2.800%	06/01/2025	Aa1	655,000	670,268
Central Lincoln People’s Utility District, Oregon, Electric System Revenue Bonds, Series 2016	2.500%	12/01/2025	AA-	400,000	398,456
State of Oregon, General Obligation Bonds, 2016 Series J, (Veterans’ Welfare Bonds Series 97A), (Refunding)	2.850%	12/01/2025	Aa1	385,000	394,340
Tualatin Hills Park & Recreation District, Washington County, Oregon, General Obligation Bonds, Series 2009 (Prerefunded to 06-01-2019 @ 100) (b)	4.625%	06/01/2028	AA	1,335,000	1,353,503
North Clackamas School District No. 12, Clackamas County, Oregon, General Obligation Refunding Bonds, Series 2014	5.000%	06/15/2028	A+	2,500,000	2,822,625
Portland Community College District, Multnomah, Washington, Yamhill, Clackamas and Columbia Counties, Oregon, General Obligation Bonds, Series 2009 (Prerefunded to 06-15-2019 @ 100) (b)	5.000%	06/15/2029	Aa1	2,000,000	2,033,840

					10,476,880

Pennsylvania (1.62%)
Township of Cranberry, Butler County, Pennsylvania, General Obligation Bonds, Series of 2011	4.500%	03/01/2025	Aaa	1,605,000	1,684,191
Township of Upper St. Clair, (Allegheny County, Pennsylvania), General Obligation Bonds, Series A of 2016	3.000%	06/01/2026	AA+	430,000	438,991
Township of Cranberry, Butler County, Pennsylvania, General Obligation Bonds, Series of 2011	4.500%	03/01/2027	Aaa	2,505,000	2,621,307
Township of Hampden, (Cumberland County, Pennsylvania), General Obligation Bonds, Series of 2012	5.000%	05/15/2027	AA	1,825,000	1,925,448
Township of Hampden, (Cumberland County, Pennsylvania), General Obligation Bonds, Series of 2012 (Prerefunded to 11-15-2020 @ 100) (b)	5.000%	05/15/2027	NR	375,000	396,008
Township of Upper St. Clair, (Allegheny County, Pennsylvania), General Obligation Bonds, Series A of 2016	4.000%	06/01/2028	AA+	340,000	363,603

52	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Pennsylvania (Cont.)
Township of Upper St. Clair, (Allegheny County, Pennsylvania), General Obligation Bonds, Series A of 2016	4.000%	06/01/2029	AA+	$305,000	$323,645
County of Northampton, Commonwealth of Pennsylvania, General Obligation Bonds, Series B of 2012 (Tax-Exempt)	5.000%	10/01/2030	AA	1,500,000	1,634,220
The Municipal Authority of the Borough of West View, (Allegheny County, Pennsylvania), Water Revenue Bonds, Series of 2014 (Prerefunded to 11-15-2024 @ 100) (b)	5.000%	11/15/2031	AA	1,365,000	1,572,849

					10,960,262

South Carolina (1.47%)
Fort Mill School District No. 4 of York County, South Carolina, General Obligation Advanced Refunding Bonds, Series 2012A	4.000%	03/01/2023	Aa2	2,315,000	2,463,831
School District No. 1 of Richland County, South Carolina, General Obligation Refunding Bonds, Series 2011A	4.000%	03/01/2023	AA-	1,675,000	1,752,469
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	3.000%	12/01/2025	AA-	355,000	361,106
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	3.500%	12/01/2026	AA-	370,000	381,814
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	3.500%	12/01/2027	AA-	380,000	389,990
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	4.000%	12/01/2028	AA-	520,000	542,714
City of Columbia, South Carolina, Waterworks and Sewer System Refunding Revenue Bonds, Series 2016B	4.000%	02/01/2029	Aa1	1,045,000	1,134,274
Spartanburg Sanitary Sewer District, South Carolina, Sewer System Refunding Convertible Bonds, Series 2013B	5.000%	03/01/2030	A1	2,160,000	2,359,562
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	4.000%	12/01/2030	AA-	535,000	554,100

					9,939,860

South Dakota (0.04%)
Harrisburg School District 41-2, South Dakota, General Obligation Bonds, Series 2012 (Prerefunded to 01-15-2022 @ 100) (b)	3.000%	07/15/2022	AA-	250,000	256,060

Tennessee (2.05%)
City of Knoxville, Tennessee, Water System Revenue Bonds, Series U-2009 (Prerefunded to 03-01-2019 @ 100) (b)	4.000%	03/01/2021	Aa1	1,050,000	1,055,691
City of Knoxville, Tennessee, Water System Revenue Refunding Bonds, Series X-2012	3.000%	03/01/2022	Aa1	655,000	667,687
The Metropolitan Government of Nashville and Davidson County (Tennessee), Electric System Revenue Bonds, 2011 Series A (Prerefunded to 05-15-2021 @ 100) (b)	4.500%	05/15/2022	AA+	2,760,000	2,923,972
City of Knoxville, Tennessee, Water System Revenue Refunding Bonds, Series X-2012	3.000%	03/01/2023	Aa1	670,000	680,914
The Metropolitan Government of Nashville and Davidson County (Tennessee), General Obligation Improvement and Refunding Bonds, Series 2010A (Prerefunded to 07-01-2020 @ 100) (b)	4.000%	07/01/2023	NR	1,105,000	1,140,128
The Metropolitan Government of Nashville and Davidson County (Tennessee), General Obligation Improvement and Refunding Bonds, Series 2010A	4.000%	07/01/2023	Aa2	895,000	919,648
City of Knoxville, Tennessee, Water System Revenue Refunding Bonds, Series BB-2015	3.000%	03/01/2025	Aa1	1,170,000	1,193,856
City of Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2014A	4.000%	04/01/2028	Aa2	725,000	752,398
City of Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2014A	4.000%	04/01/2029	Aa2	750,000	777,128
City of Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2014A	4.000%	04/01/2030	Aa2	775,000	800,009
Washington County, Tennessee, General Obligation School and Improvement Bonds, Series 2017B	3.000%	06/01/2030	Aa2	850,000	832,958
Washington County, Tennessee, General Obligation School Bonds, Series 2017A	3.000%	06/01/2030	Aa2	935,000	916,253
Harpeth Valley Utilities District of Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2014	5.000%	09/01/2031	AA	1,065,000	1,193,833

					13,854,475

See accompanying notes to financial statements.	53

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Texas (3.31%)
City of Plano, Texas, (Collin and Denton Counties), General Obligation Refunding and Improvement Bonds, Series 2011	5.000%	09/01/2019	Aaa	$1,000,000	$1,023,590
Fort Worth Independent School District, (Tarrant County, Texas), Unlimited Tax School Building Bonds, Series 2010	4.000%	02/15/2021	AA	1,000,000	1,023,800
City of Austin, Texas (Travis, Williamson and Hays Counties), Water and Wastewater System Refunding Bonds, Series 2010A	5.000%	11/15/2025	Aa2	2,345,000	2,475,218
City of Austin, Texas, (Travis and Williamson Counties), Water and Wastewater System Revenue Refunding Bonds, Series 2009A (Prerefunded to 11-15-2019 @ 100) (b)	5.000%	11/15/2025	Aa2	2,000,000	2,058,480
Hays County, Texas, Pass-Through Toll Revenue and Unlimited Tax Bonds, Series 2011 (Prerefunded to 02-15-2020 @ 100) (b)	4.750%	02/15/2026	AA	1,620,000	1,673,379
Eanes Independent School District, (A political subdivision of the State of Texas located in Travis County, Texas), Unlimited Tax School Building Bonds, Series 2015A	3.500%	08/01/2026	AA+	1,670,000	1,738,771
State of Texas, General Obligation Bonds, Water Financial Assistance Bonds, Series 2016A (Economically Distressed Areas Program)	2.250%	08/01/2026	Aaa	960,000	946,675
City of Austin, Texas (Travis, Williamson and Hays Counties), Water and Wastewater System Refunding Bonds, Series 2010A	5.000%	11/15/2026	Aa2	2,465,000	2,601,881
Parker County, Texas, Unlimited Tax Road Bonds, Series 2009 (Prerefunded to 02-15-2019 @ 100) (b)	5.000%	02/15/2027	AA	1,000,000	1,006,460
State of Texas, General Obligation Bonds, Water Financial Assistance Bonds, Series 2016A (Economically Distressed Areas Program)	3.000%	08/01/2027	Aaa	2,325,000	2,360,991
Lake Travis Independent School District, (A political subdivision of the State of Texas located in Travis County, Texas), Unlimited Tax Refunding Bonds, Series 2017	4.000%	02/15/2033	AA+	1,000,000	1,057,430
Gregory-Portland Independent School District, (San Patricio County, Texas), Unlimited Tax School Building Bonds, Series 2018A	4.000%	02/15/2034	Aa2	1,565,000	1,610,401
Gregory-Portland Independent School District, (San Patricio County, Texas), Unlimited Tax School Building Bonds, Series 2018A	4.000%	02/15/2035	Aa2	2,710,000	2,779,078

					22,356,154

Utah (1.05%)
Park City, Utah, Water Revenue Bonds, Series 2010, (Bank Qualified)	4.000%	12/15/2020	Aa2	410,000	418,405
Park City, Utah, Water Revenue Bonds, Series 2010, (Bank Qualified)	4.000%	12/15/2021	Aa2	600,000	611,934
Snyderville Basin Special Recreation District, Summit County, Utah, General Obligation Bonds, Series 2015A	3.000%	12/15/2025	Aa1	1,260,000	1,294,096
The Central Utah Water Conservancy District, Water Revenue Refunding Bonds, Series 2017B, (Crossover Refunding)	4.000%	10/01/2033	AA+	2,500,000	2,657,800
Jordan Valley Water Conservancy District, Water Revenue Refunding Bonds, Series 2017B	4.000%	10/01/2033	AA+	1,000,000	1,055,230
Jordan Valley Water Conservancy District, Water Revenue Refunding Bonds, Series 2017B	4.000%	10/01/2034	AA+	1,000,000	1,050,470

					7,087,935

Vermont (0.51%)
City of Burlington, Vermont, General Obligation Public Improvement Bonds, Series 2018A	5.000%	11/01/2032	A2	175,000	197,752
City of Burlington, Vermont, General Obligation Public Improvement Bonds, Series 2018A	5.000%	11/01/2033	A2	190,000	213,684
City of Burlington, Vermont, General Obligation Public Improvement Bonds, Series 2018A	5.000%	11/01/2034	A2	255,000	285,200
City of Burlington, Vermont, General Obligation Public Improvement Bonds, Series 2018B	5.000%	11/01/2034	A2	410,000	458,556
City of Burlington, Vermont, General Obligation Public Improvement Bonds, Series 2018A	5.000%	11/01/2035	A2	265,000	294,979
City of Burlington, Vermont, General Obligation Public Improvement Bonds, Series 2018B	5.000%	11/01/2035	A2	435,000	484,212
City of Burlington, Vermont, General Obligation Public Improvement Bonds, Series 2018B	5.000%	11/01/2036	A2	910,000	1,008,153
City of Burlington, Vermont, General Obligation Public Improvement Bonds, Series 2018A	5.000%	11/01/2037	A2	440,000	486,306

					3,428,842

Virginia (1.34%)
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Refunding Series 2009 C	4.000%	08/01/2021	Aa1	1,500,000	1,520,640
Loudon County, Virginia, General Obligation Public Improvement Bonds, Series 2011A	4.000%	12/01/2025	Aaa	1,070,000	1,109,012
Loudon County, Virginia, General Obligation Public Improvement Bonds, Series 2011A (Prerefunded to 12-01-2020 @ 100) (b)	4.000%	12/01/2025	NR	330,000	342,494

54	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Virginia (Cont.)
Virginia Public School Authority, Special Obligation School Financing Bonds, Fluvanna County, Series 2008 (Prerefunded to 12-01-2018 @ 100) (b)	6.250%	12/01/2026	Aa2	$2,000,000	$2,000,000
Loudoun County Sanitation Authority (Virginia), Water and Sewer System Revenue and Refunding Bonds, Series 2013	4.000%	01/01/2027	Aaa	650,000	691,685
County of Stafford, Virginia, General Obligation Public Improvement Bonds, Series 2013	4.000%	07/01/2030	Aaa	1,205,000	1,269,648
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 2012 D	4.000%	08/01/2030	Aa1	2,000,000	2,092,840

					9,026,319

Washington (6.59%)
Issaquah School District No. 411, King County, Washington, Unlimited Tax General Obligation and Refunding Bonds, 2012	2.500%	12/01/2022	AA+	340,000	344,695
Public Utility District No. 1 of Douglas County, Washington, Electric Distribution System Revenue and Refunding Bonds, Series 2012	3.000%	12/01/2022	Aa3	620,000	636,771
Public Utility District No. 1 of Douglas County, Washington, Electric Distribution System Revenue and Refunding Bonds, Series 2012	5.000%	12/01/2023	Aa3	505,000	555,763
College Place School District No. 250, Walla Walla County, Washington, Unlimited Tax General Obligation Bonds, Series 2012	4.000%	12/01/2024	A1	1,875,000	1,983,019
Yakima School District No. 7, Yakima County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2016	4.625%	12/01/2024	Aa3	235,000	240,967
Yakima School District No. 7, Yakima County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2016 (Prerefunded to 12-01-2019 @ 100) (b)	4.625%	12/01/2024	NR	3,765,000	3,863,041
The City of Seattle, Washington, Municipal Light and Power Improvement and Refunding Revenue Bonds, 2008 (Prerefunded to 04-01-2019 @ 100) (b)	6.000%	04/01/2025	Aa2	1,325,000	1,342,861
City of Spokane, Washington, Unlimited Tax General Obligation Bonds, 2015	3.000%	12/01/2025	Aa2	1,295,000	1,330,056
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Bonds, 2008 (Prerefunded to 12-01-2018 @ 100) (b)	5.000%	12/01/2025	AA+	2,000,000	2,000,000
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2015	3.500%	12/01/2025	AA+	2,000,000	2,132,780
State of Washington, Various Purpose General Obligation Refunding Bonds, Series R-2013C	4.000%	07/01/2026	Aa1	2,500,000	2,665,200
City of Tacoma, Washington, Sewer Revenue Refunding Bonds, 2016A	3.000%	12/01/2026	Aa2	350,000	358,652
City of Tacoma, Washington, Sewer Revenue Refunding Bonds, 2016A	3.250%	12/01/2027	Aa2	400,000	411,588
Hockinson School District No. 98, Clark County, Washington, Unlimited Tax General Obligation Bonds, 2015	4.000%	12/01/2027	A+	1,090,000	1,172,622
City of Camas, Washington, Water and Sewer Revenue and Refunding Bonds, 2015	4.000%	12/01/2028	Aa3	1,050,000	1,115,573
City of Tacoma, Washington, Sewer Revenue Refunding Bonds, 2016A	3.250%	12/01/2028	Aa2	350,000	355,758
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation and Refunding Bonds, 2016	4.000%	12/01/2028	AA+	1,000,000	1,083,890
Public Utility District No. 1 of Cowlitz County, Washington, Production System Revenue Refunding Bonds, 2014	5.000%	09/01/2029	A1	1,000,000	1,105,880
City of Everett, Washington, Water and Sewer Revenue Refunding Bonds, 2016	3.125%	12/01/2029	AA+	2,000,000	2,001,220
City of Tacoma, Washington, Solid Waste Revenue Refunding Bonds, 2016B	5.000%	12/01/2029	A1	1,525,000	1,737,463
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2014	5.000%	01/01/2030	AA-	985,000	1,094,325
Energy Northwest, Columbia Generating Station Electric Revenue and Refunding Bonds, Series 2015-A	5.000%	07/01/2030	AA-	5,000,000	5,700,000
Public Utility District No. 1 of Cowlitz County, Washington, Production System Revenue Refunding Bonds, 2014	5.000%	09/01/2030	A1	2,100,000	2,318,043
Bainbridge Island School District No. 303, Kitsap County, Washington, Unlimited Tax General Obligation Bonds, 2017A	4.000%	12/01/2033	Aa2	840,000	884,276
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Bonds, 2017	4.000%	12/01/2033	AA+	5,000,000	5,282,550
Public Utility District No. 1 of Clark County, Washington, Water System Revenue and Refunding Bonds, Series 2017	5.000%	01/01/2034	AA-	1,010,000	1,143,997
Bainbridge Island School District No. 303, Kitsap County, Washington, Unlimited Tax General Obligation Bonds, 2017A	4.000%	12/01/2034	Aa2	510,000	534,597
Selah School District No. 119, Yakima and Kittitas Counties, Washington, Unlimited Tax General Obligation Bonds, 2018	4.375%	12/01/2034	A1	1,040,000	1,117,927

					44,513,514

See accompanying notes to financial statements.	55

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
West Virginia (1.58%)
West Virginia University Board of Governors, University Improvement Revenue Bonds (West Virginia University Projects), 2011 Series B	5.000%	10/01/2023	A	$2,510,000	$2,695,840
West Virginia University Board of Governors, University Improvement Revenue Bonds (West Virginia University Projects), 2011 Series B	5.000%	10/01/2024	A	3,200,000	3,434,208
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	4.000%	05/01/2025	AA-	1,105,000	1,165,344
The Board of Education of the County of Braxton (West Virginia), Public School Refunding Bonds, Series 2016	4.000%	05/01/2026	AA-	350,000	379,351
The Board of Education of the County of Braxton (West Virginia), Public School Refunding Bonds, Series 2016	2.250%	05/01/2026	AA-	125,000	120,471
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	4.000%	05/01/2026	AA-	2,180,000	2,291,180
The Board of Education of the County of Braxton (West Virginia), Public School Refunding Bonds, Series 2016	5.000%	05/01/2027	AA-	515,000	587,538

					10,673,932

Wisconsin (4.75%)
Village of Whitefish Bay, Wisconsin (Milwaukee County), General Obligation Corporate Purpose Bonds, Series 2013A	2.500%	04/01/2022	Aa1	175,000	176,129
City of Sheboygan, Sheboygan County, Wisconsin, General Obligation Corporate Purpose Bonds, Series 2007B	4.750%	10/01/2022	AA-	800,000	836,392
Village of Whitefish Bay, Wisconsin (Milwaukee County), General Obligation Corporate Purpose Bonds, Series 2013A	2.500%	04/01/2023	Aa1	285,000	287,041
City of Sheboygan, Sheboygan County, Wisconsin, General Obligation Corporate Purpose Bonds, Series 2007B	4.750%	10/01/2023	AA-	300,000	313,536
Milwaukee Metropolitan Sewerage District, General Obligation Sewerage System Refunding Bonds, Series 2015C	2.500%	10/01/2024	Aa1	2,000,000	2,014,780
City of Fond Du Lac, Fond Du Lac County, Wisconsin, Waterworks System Revenue Bonds, Series 2010	5.000%	09/01/2025	A+	1,000,000	1,045,740
City of Oshkosh, Wisconsin, (Winnebago County), Water System Revenue Refunding Bonds, Series 2016G	2.000%	01/01/2026	Aa3	955,000	902,150
Muskego-Norway School District, Waukesha and Racine Counties, Wisconsin, General Obligation School Building and Improvement Bonds	3.000%	04/01/2026	AA	2,495,000	2,538,538
City of Oshkosh, Wisconsin, (Winnebago County), General Obligation Refunding Bonds, Series 2016H	2.000%	08/01/2026	Aa3	1,090,000	1,021,243
Ellsworth Community School District, Pierce County, Wisconsin, General Obligation Refunding Bonds	4.000%	04/01/2027	Aa3	340,000	361,794
Ellsworth Community School District, Pierce County, Wisconsin, General Obligation Refunding Bonds	4.000%	04/01/2028	Aa3	275,000	290,840
Ellsworth Community School District, Pierce County, Wisconsin, General Obligation Refunding Bonds	4.000%	04/01/2029	Aa3	400,000	420,728
Western Technical College District, Wisconsin, General Obligation Refunding Bonds, Series 2013C (Prerefunded to 04-01-2020 @ 100) (b)	5.000%	04/01/2029	AA+	3,000,000	3,119,820
Central Brown County Water Authority, Wisconsin, Water System Revenue Refunding Bonds, Series 2014A	5.000%	11/01/2029	A	1,000,000	1,116,680
Central Brown County Water Authority, Wisconsin, Water System Revenue Refunding Bonds, Series 2014A	5.000%	11/01/2030	A	2,000,000	2,226,460
Waupaca County, Wisconsin, General Obligation Highway Facility Building Bonds, Series 2018A	3.250%	03/01/2031	Aa2	1,160,000	1,163,956
D.C. Everest Area School District, Marathon County, Wisconsin, General Obligation School Building and Improvement Bonds, Series 2018	3.375%	04/01/2031	AA	3,900,000	3,883,854
City of Muskego, Waukesha County, Wisconsin, General Obligation Refunding Bonds, Series 2018A	4.000%	06/01/2031	Aa2	300,000	316,719

56	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2018

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Wisconsin (Cont.)
Central Brown County Water Authority, Wisconsin, Water System Revenue Refunding Bonds, Series 2014A	5.000%	11/01/2031	A	$2,200,000	$2,444,046
Hamilton School District, Waukesha County, Wisconsin, General Obligation School Building and Improvement Bonds	3.250%	04/01/2032	Aa1	3,390,000	3,395,017
Western Technical College District, Wisconsin, General Obligation Refunding Bonds, Series 2017F	3.000%	04/01/2032	AA+	2,240,000	2,072,426
City of Muskego, Waukesha County, Wisconsin, General Obligation Refunding Bonds, Series 2018A	4.000%	06/01/2032	Aa2	675,000	709,931
City of Muskego, Waukesha County, Wisconsin, General Obligation Refunding Bonds, Series 2018A	4.000%	06/01/2034	Aa2	1,390,000	1,450,201

					32,108,021

Total Long-term Municipal Bonds
(cost $665,013,084)					667,132,119

Short-term Municipal Variable Rate Demand Notes (0.81%)
Maryland (0.44%)
Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Variable Rate Bonds of 2017, Series E (f)	1.720%	11/01/2037	Aaa	3,000,000	3,000,000

New York (0.37%)
New York City, Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Adjustable Rate Fiscal 2011 Series FF, Fiscal 2011 Subseries FF-1 Bonds (f)	1.730%	06/15/2044	Aa1	2,500,000	2,500,000

Total Short-term Municipal Variable Rate Demand Notes
(cost $5,500,000)					5,500,000

				Shares	Value
Short-term Investments (0.22%)
JPMorgan U.S. Government Money Market Fund Capital Shares, 2.11% (g)				1,469,032	$1,469,032

Total Short-term Investments
(cost $1,469,032)					1,469,032

TOTAL INVESTMENTS (99.81%)
(cost $671,982,116)					674,101,151
OTHER ASSETS, NET OF LIABILITIES (0.19%)					1,291,150

NET ASSETS (100.00%)					$675,392,301

(a)	Ratings are not audited and represent the lower of Moody’s or S&P issuer specific ratings.

(b)	Advanced Refunded Bonds are backed by an escrow or trust containing U.S. Government, U.S. Government Agency or other securities to support the timely payment of principal and interest.

(c)	This security has been segregated to cover when-issued purchase commitments.

(d)	Rate shown is fixed until mandatory tender date of July 1, 2026.

(e)	Security purchased on a “when-issued” basis.

(f)	Rate shown is as of November 30, 2018.

(g)	Rate shown is the 7-day yield as of November 30, 2018.

NR - Not Rated

See accompanying notes to financial statements.	57

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF ASSETS AND LIABILITIES

November 30, 2018

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Assets
Investments in securities at identified cost	$1,679,284,183	1,125,324,880	346,959,846	671,982,116

Investments in securities at market value	$4,974,210,552	1,932,445,285	338,881,229	674,101,151
Receivables:
Dividends and interest	17,007,268	8,004,256	1,085,553	8,115,322
Shares of the Fund sold	2,344,146	632,145	114,482	551,722
Prepaid expenses	23,736	8,951	6,112	2,590

Total assets	4,993,585,702	1,941,090,637	340,087,376	682,770,785

Liabilities and Net Assets
Distributions to shareholders	—	—	4,059	268,230
Payables:
Shares of the Fund redeemed	409,972	625,514	77,098	31,192
Securities purchased	—	4,815,633	2,007,820	6,918,133
Trustees’ fees and expenses	12,475	4,999	968	1,848
Due to affiliates	456,549	201,166	59,013	85,850
Accrued liabilities	120,201	86,619	52,587	73,231

Total liabilities	999,197	5,733,931	2,201,545	7,378,484

Net assets applicable to shares outstanding of common stock	$4,992,586,505	1,935,356,706	337,885,831	675,392,301

Fund shares outstanding (no par value, unlimited number of shares authorized)	61,594,838	28,244,541	34,631,028	80,020,329
Net asset value, offering price and redemption price per share	$81.06	68.52	9.76	8.44

Analysis of Net Assets
Paid-in-capital	$1,577,493,023	1,092,024,916	346,311,363	673,068,982
Total distributable earnings (loss)	3,415,093,482	843,331,790	(8,425,532)	2,323,319

Net assets applicable to shares outstanding	$4,992,586,505	1,935,356,706	337,885,831	675,392,301

58	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF OPERATIONS

Year ended November 30, 2018

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Investment Income:
Dividends	$126,551,083	31,854,904	—	—
Interest	662,153	19,526,274	5,514,722	83,227
Tax-exempt interest	—	—	—	21,175,632

	127,213,236	51,381,178	5,514,722	21,258,859
Less: foreign withholding taxes	(1,217,491)	(443,978)	—	—

Total investment income	125,995,745	50,937,200	5,514,722	21,258,859
Expenses:
Investment advisory and management fees	5,111,469	2,089,709	416,209	762,384
Trustees’ fees and expenses	175,220	69,079	12,410	24,673
Reports to shareholders	120,532	63,351	19,437	18,104
Professional fees	69,979	27,518	12,388	15,655
Audit fees	60,164	60,145	60,097	60,019
Errors and omissions insurance	57,009	22,626	4,147	8,200
Custodian fees	129,453	43,736	4,249	10,959
ICI dues	41,507	16,477	3,336	6,104
Regulatory Fees	40,876	34,559	25,850	30,913
Fidelity bond expense	5,909	2,332	427	836
Securities valuation fees	2,433	59,896	5,760	156,096

Total expenses	5,814,551	2,489,428	564,310	1,093,943
Less: expense reimbursement from SFIMC	—	—	—	(198)

Net expenses	5,814,551	2,489,428	564,310	1,093,745

Net investment income	120,181,194	48,447,772	4,950,412	20,165,114
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	63,216,447	13,878,453	(8,815)	204,284
Net realized gain (loss) on foreign currency transactions	69,190	13,408	—	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	30,175,253	(14,694,943)	(4,059,164)	(13,750,136)

Net realized and unrealized gain (loss) on investments	93,460,890	(803,082)	(4,067,979)	(13,545,852)

Net change in net assets resulting from operations	$213,642,084	47,644,690	882,433	6,619,262

See accompanying notes to financial statements.	59

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Growth Fund
Years ended November 30,	2018	2017
From operations:
Net investment income	$120,181,194	113,751,665
Net realized gain (loss)	63,285,637	54,748,371
Change in net unrealized appreciation or depreciation	30,175,253	593,984,904

Net change in net assets resulting from operations	213,642,084	762,484,940
Distributions to shareholders from and in excess of:
Distributions (Net investment income, Net realized gain)	(171,921,534)
Net investment income		(109,465,633)
Net realized gain		(34,371,546)

Total distributions to shareholders	(171,921,534)	(143,837,179)
From Fund share transactions:
Proceeds from shares sold	244,898,568	251,333,568
Reinvestment of distributions	162,502,171	135,964,842

	407,400,739	387,298,410
Less payments for shares redeemed	(417,024,684)	(342,023,738)

Net increase (decrease) in net assets from Fund share transactions	(9,623,945)	45,274,672

Total increase (decrease) in net assets	32,096,605	663,922,433

Net assets:
Beginning of period	4,960,489,900	4,296,567,467

End of period	$4,992,586,505	4,960,489,900 (a)

Share Information
Sold	3,064,526	3,380,005
Issued in reinvestment of distributions	2,063,834	1,870,158
Redeemed	(5,226,707)	(4,583,240)

Net increase (decrease)	(98,347)	666,923

(a)	Net assets - End of period includes undistributed net investment income (loss) of $53,961,535 in 2017.

(b)	Net assets - End of period includes undistributed net investment income (loss) of $21,488,601 in 2017.

(c)	Net assets - End of period includes undistributed net investment income (loss) of $0 in 2017.

60	See accompanying notes to financial statements.

Balanced Fund		Interim Fund		Municipal Bond Fund
2018	2017	2018	2017	2018	2017

48,447,772	46,926,623	4,950,412	4,504,531	20,165,114	21,050,241
13,891,861	8,760,631	(8,815)	44,576	204,284	680,914
(14,694,943)	153,931,558	(4,059,164)	(1,872,252)	(13,750,136)	5,901,584

47,644,690	209,618,812	882,433	2,676,855	6,619,262	27,632,739

(56,359,140)		(4,950,412)		(20,518,044)
	(45,910,993)		(4,504,531)		(21,050,241)
	(3,463,102)		—		—

(56,359,140)	(49,374,095)	(4,950,412)	(4,504,531)	(20,518,044)	(21,050,241)

117,441,765	126,957,290	72,744,672	51,535,971	53,792,884	49,387,881
53,882,238	47,280,819	4,857,145	4,428,696	17,089,538	17,588,396

171,324,003	174,238,109	77,601,817	55,964,667	70,882,422	66,976,277
(178,326,070)	(149,730,862)	(96,078,359)	(89,957,689)	(80,227,693)	(79,017,729)

(7,002,067)	24,507,247	(18,476,542)	(33,993,022)	(9,345,271)	(12,041,452)

(15,716,517)	184,751,964	(22,544,521)	(35,820,698)	(23,244,053)	(5,458,954)

1,951,073,223	1,766,321,259	360,430,352	396,251,050	698,636,354	704,095,308

1,935,356,706	1,951,073,223 (b)	337,885,831	360,430,352 (c)	675,392,301	698,636,354 (c)

1,722,308	1,934,863	7,453,195	5,193,467	6,307,569	5,694,060
796,715	732,753	497,573	446,227	2,010,782	2,029,540
(2,615,954)	(2,277,314)	(9,831,988)	(9,069,201)	(9,428,096)	(9,130,000)

(96,931)	390,302	(1,881,220)	(3,429,507)	(1,109,745)	(1,406,400)

See accompanying notes to financial statements.	61

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

The State Farm Associates’ Funds Trust (the “Trust”) has four separate investment portfolios (each a “Fund” and together, the “Funds”). The Trust is registered under the Investment Company Act of 1940 as an open-end, management investment company. Each Fund has its own investment objective, investment policies, restrictions, and attendant risks and is diversified as defined in the Investment Company Act of 1940. Each Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, “Financial Services-Investment Companies.” State Farm Investment Management Corp. (“SFIMC”) is the Trust’s investment adviser.

The State Farm Growth Fund (the “Growth Fund”) seeks long-term growth of capital which may be supplemented by income. The Growth Fund seeks to achieve this objective by investing under normal circumstances at least 80% of its assets in common stocks and other income producing equity securities.

The State Farm Balanced Fund (the “Balanced Fund”) seeks long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing under normal market conditions approximately 60% of its total assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of its total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities. The Balanced Fund invests in bonds to provide relative stability of principal and income.

The State Farm Interim Fund (the “Interim Fund”) seeks the realization over a period of years of the highest yield consistent with relatively low price volatility. The Interim Fund seeks to achieve its investment objective through investment in high quality debt securities with short and intermediate-term maturities.

The State Farm Municipal Bond Fund (the “Municipal Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Municipal Bond Fund seeks to achieve its investment objective through investment primarily in a diversified selection of municipal bonds (for example, general obligation bonds of a state or bonds financing a specific project) with maturities of one to seventeen years, although from time to time SFIMC may purchase issues with longer maturities. The Municipal Bond Fund normally invests so that either (1) at least 80% of the Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Fund Share Valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined daily on each day the New York Stock Exchange is open. The net asset value for each Fund is determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m. Central Time). The net asset value per share is computed by dividing the total value of a Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities Valuation

All investments in securities are recorded at their fair value. For more information see Note 3 Securities Valuation.

Securities Transactions and Investment Income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed) and dividend incomeis recorded on the ex-dividend date. Interest income is recorded on the accrual basis, and includes amortization of premiums and discounts on fixed income securities. Realized gains and losses from security transactions are reported on an identified cost basis.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are allocated between the Funds in proportion to each Fund’s relative net assets.

Income Taxes and Distributions to Shareholders

Each Fund is a separate taxpayer for federal income tax purposes. It is the Funds’ policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments, reportable for federal income tax purposes.

For more information refer to Note 4 Income Taxes and Distributions to Shareholders.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at November 30, 2018. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with realized and unrealized gains and losses on investment securities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and Contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss from these indemnification provisions is remote.

Securities Purchased on a “When-Issued” Basis

The Municipal Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Municipal Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet those commitments. It is possible that the securities will never be issued and the commitment cancelled. At November 30, 2018, the Municipal Bond Fund had commitments of $6,918,133 (representing 1.02% of net assets) for when-issued securities. These commitments are included within the Securities Purchased line on the Statements of Assets and Liabilities.

New Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. This update requires certain premiums on callable debt securities to be amortized to the earliest call date. The amendments will be applied on a modified-retrospective basis and are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, the Trust’s management is evaluating the impact this pronouncement may have on the Trust’s financial statements, if any.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement”, which removes, modifies, and adds certain fair value disclosure requirements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, the Trust’s management is evaluating the impact this pronouncement may have on the Trust’s financial statements, if any.

3.	Securities Valuation

Investments are valued at fair value pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board”). The valuation procedures assign to SFIMC the responsibility for determining fair value using the processes and factors as outlined in the valuation procedures. If SFIMC cannot determine fair value based on the valuation procedures, the Board or the Executive Committee of the Board will determine fair value.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 - Unadjusted quoted prices in active markets that are accessible to the Funds for identical assets or liabilities.

•

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments in active markets, interest rates, yield curves and credit spreads. For assets or liabilities with a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

•

Level 3 - Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available. These inputs, based on the best information available in the circumstances, would include reasonably available information about the assumptions that a market participant would use in valuing the asset or liability and might include SFIMC’s own data.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs used to measure the fair value of an asset or liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement. Changes in valuation techniques may result in transfers into or out of an assigned level within the fair value hierarchy. The end of the reporting period method is used for determining when transfers between levels of the fair value hierarchy are deemed to have occurred.

Stocks, closed-end registered investment companies and exchange-traded funds (“ETFs”) traded on securities exchanges, or in an over-the-counter (“OTC”) market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities, U.S. Treasury bills, and short-term municipal variable rate demand notes are generally valued using quotations provided by an independent pricing service. Short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. SFIMC may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated (“subsequent event”). A subsequent event might include company-specific developments, a development that might affect an entire market or region, a potential global development or a significant change in one or more U.S. securities indexes. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC may determine the foreign security’s value in SFIMC’s reasonable judgment.

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, ETFs, index futures or other financial instruments in the U.S. or other markets. All securities valued based on SFIMC’s reasonable judgment are subsequently reported to the Board on a quarterly basis.

SFIMC reviews the pricing methodologies of the Funds’ approved pricing vendors, including understanding a vendor’s key inputs and assumptions in valuing securities. SFIMC also engages in transaction back-testing with respect to portfolio securities sold by the Funds to compare unrealized gains and losses to realized gains and losses.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

		Investments in Securities

Fund	Level 1	Level 2	Level 3	Total
Growth Fund

Common Stocks (a)	$4,901,713,404	$—	$—	$4,901,713,404

Short-term Investments	72,497,148	—	—	72,497,148
Balanced Fund

Common Stocks (a)	1,266,920,127	—	—	1,266,920,127

Corporate Bonds (a)	—	365,856,489	—	365,856,489

Foreign Government Bonds	—	1,890,987	—	1,890,987

Agency Commercial Mortgage-Backed Securities	—	89,655,380	—	89,655,380

Agency Notes & Bonds	—	2,040,256	—	2,040,256

U.S. Treasury Obligations	—	173,286,540	—	173,286,540

Short-term Investments	32,795,506	—	—	32,795,506
Interim Fund

U.S. Treasury Obligations	—	331,678,194	—	331,678,194

Short-term Investments	7,203,035	—	—	7,203,035

Municipal Bond Fund

Long-term Municipal Bonds	—	667,132,119	—	667,132,119

Short-term Municipal Variable Rate Demand Notes	—	5,500,000	—	5,500,000

Short-term Investments	1,469,032	—	—	1,469,032

(a) Industry classification is disclosed in the Schedules of Investments.

The Funds did not hold any Level 3 securities or derivative instruments as of November 30, 2017 or for the year ended November 30, 2018. There were no transfers of securities between Level 1 and Level 2 as of November 30, 2018 as compared to November 30, 2017.

4.	Income Taxes and Distributions to Shareholders

As of November 30, 2018, the Trust’s management completed a review of uncertain tax positions taken by the Funds, if any, and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination. In addition, as of November 30, 2018, management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of November 30, 2018, each Fund’s aggregate unrealized gains and losses for all investments based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Growth Fund	$1,679,284,183	$3,380,526,735	$(85,600,366)	$3,294,926,369
Balanced Fund	1,125,324,880	852,105,710	(44,985,305)	807,120,405
Interim Fund	346,959,846	24,578	(8,103,195)	(8,078,617)
Municipal Bond Fund	671,982,116	8,144,518	(6,025,483)	2,119,035

For each Fund, the cost of investments for federal income tax purposes was the same as the cost of investments reflected on the Statemens of Assets and Liabilities and Schedules of Investments.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The Growth Fund and Balanced Fund declare and pay income dividends, if any, at least annually. The Interim Fund and Municipal Bond Fund declare dividends daily equal to each Fund’s respective net investment income, and distributions of such amounts are made on the last business day of each month.

Net realized gains on sales of investments, if any, are distributed annually after the close of the Fund’s fiscal year. Dividends and distributions payable to shareholders are recorded by the respective Fund on the ex-dividend date.

On December 21, 2018, the Growth Fund declared an ordinary income dividend of $1.00717 per share and a capital gain dividend of $1.02980 per share to shareholders of record on December 20, 2018 (reinvestment date December 21, 2018).

On December 21, 2018, the Balanced Fund declared an ordinary income dividend of $0.88952 per share and a capital gain dividend of $0.49293 per share to shareholders of record on December 20, 2018 (reinvestment date December 21, 2018).

On December 21, 2018, the Municipal Bond Fund declared a capital gain dividend of $0.00256 per share to shareholders of record on December 20, 2018 (reinvestment date December 21, 2018).

After utilizing capital loss carryforwards to offset realized capital gains during the year ended November 30, 2018, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains realized after November 30, 2018, if any. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. If not applied, the capital losses will carryforward indefinitely as follows:

		Unused Non Expiring Capital Loss Carryforwards
Fund	Loss Carryforwards Utilized in 2018	Short-term	Long-term	Total
Interim Fund	$—	$—	$346,915	$346,915

As of November 30, 2018, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Unrealized	Accumulated
Fund	Ordinary Income	Long-term Gain	Appreciation (Depreciation)	Capital and Other Losses	Total
Growth Fund	$56,956,284	$63,216,446	$3,294,920,752	$—	$3,415,093,482
Balanced Fund	22,345,713	13,866,844	807,119,233	—	843,331,790
Interim Fund	—	—	(8,078,617)	(346,915)	(8,425,532)
Municipal Bond Fund	—	204,284	2,119,035	—	2,323,319

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to the recognition of net realized losses, the timing of Fund distributions, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications for permanent differences among certain capital accounts without impacting its net asset value.

As of November 30, 2018, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss) (a)	Accumulated Undistributed Net Investment Income (Loss) (a)
Growth Fund	$—	$(69,190)	$69,190
Balanced Fund	—	(13,408)	13,408

(a) These components are each included as part of total distributable earnings (loss) within the Statements of Assets and Liabilities.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions was designated as follows for the years ended November 30, 2018 and November 30, 2017.

2018	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Growth Fund	$—	$117,372,975	$54,548,559	$171,921,534
Balanced Fund	—	47,630,449	8,728,691	56,359,140
Interim Fund	—	4,950,412	—	4,950,412
Municipal Bond Fund	20,076,742	88,372	352,930	20,518,044

2017	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Municipal Bond Fund	$20,900,123	$150,118	$—	$21,050,241

For the remaining Funds, the tax distributions of ordinary income and long-term capital gains were the same as the distributions from net investment income and capital gains reflected in the Statements of Changes in Net Assets for the year ended November 30, 2017.

5.	Transactions with Affiliates

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (computed on a daily basis and paid monthly) at the following annual rates:

Growth Fund	0.20% of the first $100 million of average net assets
0.15% of the next $100 million of average net assets
0.10% of the average net assets in excess of $200 million

Balanced Fund	0.20% of the first $100 million of average net assets
0.15% of the next $100 million of average net assets
0.10% of the average net assets in excess of $200 million

Interim Fund	0.20% of the first $50 million of average net assets
0.15% of the next $50 million of average net assets
0.10% of the average net assets in excess of $100 million

Municipal Bond Fund	0.20% of the first $50 million of average net assets
0.15% of the next $50 million of average net assets
0.10% of the average net assets in excess of $100 million

Other than the account fee imposed on certain shareholders of the Trust which is paid by redeeming shares from the shareholder’s account, the Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

Expense Reduction Agreement

SFIMC has agreed to reimburse a Fund if, and to the extent, a Fund’s total annual operating expenses (excluding taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs) exceed 0.40% of the Fund’s average net assets. Prior-year reimbursements, if any, are not subject to recapture.

Line of Credit

State Farm Mutual Automobile Insurance Company (“Auto Company”), the parent company of SFIMC, has entered into a Line of Credit Agreement with the Trust. Under that agreement, a Fund may request and Auto Company, in its complete discretion, may lend money to a Fund for up to 30 days on an unsecured basis. Auto Company will not lend more than $50 million at any one time to the Funds and to the other mutual funds advised by SFIMC. Under the agreement, a Fund will pay interest to Auto Company on any outstanding loan at a benchmark interest rate that approximates the rate that creditworthy corporate issuers pay on short-term commercial paper. The Funds did not borrow under the Line of Credit Agreement during the year ended November 30, 2018.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

6.	Investment Transactions

For the year ended November 30, 2018, investment transactions (exclusive of short-term instruments) were as follows:

Fund	Purchases (excluding U.S. Government Obligations)	Sales/Maturities (excluding U.S. Government Obligations)	Purchases of U.S. Government Obligations	Sales/Maturities of U.S. Government Obligations
Growth Fund	$6,667,889	$107,087,887	$—	$—
Balanced Fund	74,305,041	102,022,196	29,638,867	25,000,000
Interim Fund	—	—	54,041,348	70,550,325
Municipal Bond Fund	78,130,531	78,254,281	—	—

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$80.41	70.41	73.38	76.68	67.42
Income from Investment Operations
Net investment income (a)	1.93	1.84	1.75	1.79	1.60
Net gain (loss) on investments (both realized and unrealized)	1.51	10.50	4.15	(3.38)	9.21

Total from investment operations	3.44	12.34	5.90	(1.59)	10.81

Less Distributions
Net investment income	(1.90)	(1.78)	(1.76)	(1.71)	(1.55)
Net realized gain	(0.89)	(0.56)	(7.11)	—	—

Total distributions	(2.79)	(2.34)	(8.87)	(1.71)	(1.55)

Net asset value, end of period	$81.06	80.41	70.41	73.38	76.68

Total Return	4.41%	17.91%	9.54%	(2.13)%	16.26%
Ratios/Supplemental Data
Net assets, end of period (millions)	$4,992.6	4,960.5	4,296.6	4,095.7	4,283.5
Average net asset ratios
Expenses	0.12%	0.12%	0.12%	0.12%	0.12%
Net investment income	2.42%	2.46%	2.59%	2.40%	2.25%
Portfolio turnover rate (b)	0%	1%	0%	11%	1%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Portfolio turnover rate rounds to less than 1% for the year ended November 30, 2018.

See accompanying notes to financial statements.	69

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$68.84	63.19	66.38	68.23	62.01
Income from Investment Operations
Net investment income (a)	1.70	1.65	1.63	1.73	1.72
Net gain (loss) on investments (both realized and unrealized)	(0.03)	5.75	1.76	(1.85)	6.17

Total from investment operations	1.67	7.40	3.39	(0.12)	7.89

Less Distributions
Net investment income	(1.68)	(1.63)	(1.69)	(1.73)	(1.67)
Net realized gain	(0.31)	(0.12)	(4.89)	—	—

Total distributions	(1.99)	(1.75)	(6.58)	(1.73)	(1.67)

Net asset value, end of period	$68.52	68.84	63.19	66.38	68.23

Total Return	2.49%	11.93%	5.83%	(0.18)%	12.95%
Ratios/Supplemental Data
Net assets, end of period (millions)	$1,935.4	1,951.1	1,766.3	1,689.0	1,709.2
Average net asset ratios
Expenses	0.13%	0.13%	0.13%	0.13%	0.13%
Net investment income	2.50%	2.52%	2.63%	2.58%	2.66%
Portfolio turnover rate	5%	4%	4%	11%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

70	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.87	9.92	9.99	10.03	10.06
Income from Investment Operations
Net investment income	0.14	0.12	0.12	0.12	0.13
Net gain (loss) on investments (both realized and unrealized)	(0.11)	(0.05)	(0.07)	(0.04)	(0.03)

Total from investment operations	0.03	0.07	0.05	0.08	0.10

Less Distributions
Net investment income	(0.14)	(0.12)	(0.12)	(0.12)	(0.13)
Net realized gain	—	—	—	—	—

Total distributions	(0.14)	(0.12)	(0.12)	(0.12)	(0.13)

Net asset value, end of period	$9.76	9.87	9.92	9.99	10.03

Total Return	0.33%	0.71%	0.45%	0.77%	1.01%
Ratios/Supplemental Data
Net assets, end of period (millions)	$337.9	360.4	396.3	363.9	366.5
Average net asset ratios
Expenses	0.17%	0.16%	0.16%	0.16%	0.16%
Net investment income	1.45%	1.21%	1.15%	1.17%	1.31%
Portfolio turnover rate	16%	13%	13%	12%	7%

See accompanying notes to financial statements.	71

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.61	8.53	8.80	8.85	8.62
Income from Investment Operations
Net investment income	0.25	0.26	0.26	0.28	0.30
Net gain (loss) on investments (both realized and unrealized)	(0.17)	0.08	(0.27)	(0.05)	0.24

Total from investment operations	0.08	0.34	(0.01)	0.23	0.54

Less Distributions
Net investment income	(0.25)	(0.26)	(0.26)	(0.28)	(0.30)
Net realized gain (a)	0.00	—	—	—	(0.01)

Total distributions	(0.25)	(0.26)	(0.26)	(0.28)	(0.31)

Net asset value, end of period	$8.44	8.61	8.53	8.80	8.85

Total Return	0.99%	3.99%	(0.16)%	2.65%	6.37%
Ratios/Supplemental Data
Net assets, end of period (millions)	$675.4	698.6	704.1	677.3	658.7
Average net asset ratios
Expenses	0.16%	0.15%	0.16%	0.16%	0.15%
Net investment income	2.93%	2.98%	2.95%	3.19%	3.46%
Portfolio turnover rate	12%	9%	7%	10%	6%

(a)	Net realized gain distributions represent less than $0.01 per share for the year ended November 30, 2018.

72	See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the State Farm Associates’ Funds Trust and Shareholders of the State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund and State Farm Municipal Bond Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund and State Farm Municipal Bond Fund (constituting State Farm Associates’ Funds Trust, hereafter collectively referred to as the “Funds”) as of November 30, 2018, the related statements of operations for the year ended November 30, 2018, the statements of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended November 30, 2018, and each of the financial highlights for each of the five years in the period ended November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

January 28, 2019

We have served as the auditor of one or more investment companies in State Farm Associates’ Funds Trust since 2011.

FEDERAL INCOME TAX INFORMATION (unaudited)

The following information is provided as required by the Internal Revenue Code for dividends paid by each Fund during the year ended November 30, 2018.

Fund	Total Capital Gain Distributed	Total Qualified Dividend Income Distributed	Total Distributions Qualifying for the Dividends- Received Deduction	Total Exempt Interest Distributed
Growth	$54,548,559	$117,372,975	$105,624,523	$—
Balanced	8,728,691	30,910,574	25,796,253	—
Interim	—	—	—	—
Municipal Bond	352,930	—	—	20,076,742

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Funds. Individual shareholders should refer to their Form 1099 to determine the amounts to be included on their federal income tax return.

Management Information – State Farm Associates’ Funds Trust, November 30, 2018 (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Associates’ Funds Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 65	Trustee	Began service in 1998 to the predecessor of the Trust and serves until successor is elected or appointed.	PRESIDENT – St. Mary’s University; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	4	None

Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 62	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR – Texas Christian University; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	4	None

David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 66	Trustee	Began service in 2001 and serves until successor is elected or appointed.	EXECUTIVE DIRECTOR – Center for Talent Reporting, Inc. (nonprofit dedicated to improving the management of human capital); PRESIDENT/OWNER – Poudre River Press LLC (book publisher); CONSULTANT/PRESIDENT/OWNER – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement and evaluation); ADJUNCT FACULTY – Bellevue University and University of Southern Miississippi; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	4	None

Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 67	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	4	TRUSTEE – MainStay Funds (88 portfolios)

Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 62	Trustee	Began service in 2006 and serves until successor is elected or appointed.	DIRECTOR – Baron Capital Group, Inc. (investment adviser and distributor of mutual funds); PRIVATE INVESTOR; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	4	None

Management Information – State Farm Associates’ Funds Trust, November 30, 2018 (unaudited)

II. Information about Interested Trustees/Officers of State Farm Associates’ Funds Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Joe R.Monk,Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee, President and Chairperson of the Board	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service as President and Chairperson of the Board in 2015 and serves until removed.	SENIOR VICE PRESIDENT, FINANCIAL SERVICES – State Farm Mutual Automobile Insurance Company; PRESIDENT AND CHIEF EXECUTIVE OFFICER – State Farm Bank, F.S.B., Bloomington, Illinois; DIRECTOR and SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, PRESIDENT and CHAIRPERSON OF THE BOARD (since 6/2015) and SENIOR VICE PRESIDENT (3/2011 – 6/2015) – State Farm Mutual Fund Trust, State Farm Variable Product Trust.	4	None

Paul J. Smith* One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee, Senior Vice President, and Treasurer	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service in June 2011 as Senior Vice President and in December 2012 as Treasurer and serves until removed.	EXECUTIVE VICE PRESIDENT, PROPERTY AND CASUALTY – State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT — State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE (since 1/2015), SENIOR VICE PRESIDENT and TREASURER — State Farm Variable Product Trust, State Farm Mutual Fund Trust.	4	None

*

Messrs. Monk and Smith are “interested” Trustees as defined by the Investment Company Act of 1940 because of their respective positions with State Farm Associates’ Funds Trust, State Farm VP Management Corp., State Farm Investment Management Corp., and with the affiliates of these companies.

Management Information – State Farm Associates’ Funds Trust, November 30, 2018 (unaudited)

III. Information about Officers of State Farm Associates’ Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years

Paul N. Eckley One State Farm Plaza Bloomington, Illinois 61710 Age 64	Senior Vice President	Began service in 1999 to the predecessor of the Trust and serves until removed.	SENIOR VICE PRESIDENT – INVESTMENTS – State Farm Mutual Automobile Insurance Company.

Joseph P. Young One State Farm Plaza Bloomington, Illinois 61710 Age 55	Vice President	Began service in December 2011 and serves until removed.	VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp.; VICE PRESIDENT – State Farm Variable Product Trust, State Farm Mutual Fund Trust.

Terrence M. Ludwig One State Farm Plaza Bloomington, Illinois 61710 Age 50	Chief Compliance Officer, Assistant Secretary- Treasurer, and Anti- Money Laundering and Office of Foreign Assets Control Compliance Officer	Began service as Chief Compliance Officer and Assistant Secretary- Treasurer in 2/2018 and as Anti-Money Laundering and Office of Foreign Assets Control Compliance Officer in 3/2016, and serves until removed.	CHIEF COMPLIANCE OFFICER (since 2/2018), ASSISTANT SECRETARY-TREASURER (since 2/2018), and ANTI- MONEY LAUNDERING AND OFFICE OF FOREIGN ASSETS CONTROL COMPLIANCE OFFICER (since 3/2016) – State Farm Mutual Fund Trust, State Farm Variable Product Trust; CHIEF COMPLIANCE OFFICER (since 2/2018), TREASURER (since 2/2018) and ANTI- MONEY LAUNDERING AND OFFICE OF FOREIGN ASSETS CONTROL COMPLIANCE OFFICER (since 3/2016) – State Farm Investment Management Corp.; CHIEF COMPLIANCE OFFICER, TREASURER (since 2/2018) and ANTI-MONEY LAUNDERING AND OFFICE OF FOREIGN ASSETS CONTROL COMPLIANCE OFFICER – State Farm VP Management Corp.; INVESTMENT PLANNING SERVICES DIRECTOR – State Farm Mutual Automobile Insurance Company.

Lisa Stewart One State Farm Plaza Bloomington, Illinois 61710 Age 49	Vice President	Began service in December 2015 and serves until removed.	VICE PRESIDENT – LIFE/HEALTH and INVESTMENT PLANNING SERVICES (since 10/2015), VICE PRESIDENT – AGENCY (1/2014 – 10/2015), and VICE PRESIDENT AGENCY – CUSTOMER CARE CENTER (1/2013 – 1/2014) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 12/2015) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT (since 12/2015) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.

Mark D. Mikel One State Farm Plaza Bloomington, Illinois 61710 Age 48	Vice President and Secretary	Began service in 2012 and serves until removed.	ASSISTANT VICE PRESIDENT – INVESTMENT PLANNING SERVICES – State Farm Mutual Automobile Insurance Company; ASSISTANT VICE PRESIDENT – BANK OPERATIONS OFFICER (since 2/2018) – State Farm Bank, F.S.B., Bloomington, Illinois; VICE PRESIDENT – FINANCIAL AND SECRETARY – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY – State Farm Variable Product Trust, State Farm Mutual Fund Trust.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-0740 to request a copy of the SAI.

P.O. Box 219548
Kansas City, MO 64121-9548

U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1275

PRESORTED STANDARD

Not FDIC Insured	• May Lose Value • No Bank Guarantee

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. State Farm Mutual Funds are not insurance products.

190-4049.20-CH

AP2019/01/9812

1-2019
Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-800-447-0740.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Audit Committee, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in paragraph (b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in paragraph (d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Audit Committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees
	Billed to registrant for fiscal year ending November 30, 2018:	$265,000
	Billed to registrant for fiscal year ending November 30, 2017:	$159,222

The audit fees for November 30, 2018 are based on estimated amounts expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees
	Billed to registrant in fiscal year ending November 30, 2018:	$0
	Billed to registrant in fiscal year ending November 30, 2017:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed in fiscal year ending November 30, 2018:	$0
Billed in fiscal year ending November 30, 2017:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees
	Billed to registrant in fiscal year ending November 30, 2018:	$23,400
	Billed to registrant in fiscal year ending November 30, 2017:	$21,550

The nature of the services comprising the fees disclosed under this category:

For each fiscal year, the nature of the services includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. For each fiscal year, the nature of the services also includes fees for reviewing the registrant’s tax returns (federal, state, and excise) and a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed in fiscal year ending November 30, 2018:	$0
Billed in fiscal year ending November 30, 2017:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees
	Billed to registrant in fiscal year ending November 30, 2018:	$0
	Billed to registrant in fiscal year ending November 30, 2017:	$0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed in fiscal year ending November 30, 2018:	$0
Billed in fiscal year ending November 30, 2017:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(e)(1)	The Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

The Audit Committee (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

-	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

-	the independent registered public accountants shall report directly to the Committee.

b.

Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval provided the amount in question does not exceed $10,000. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.

the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.

such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.

the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending November 30, 2018:	not applicable	0%	not applicable
Fiscal year ending November 30, 2017:	not applicable	0%	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending November 30, 2018:	not applicable	not applicable	not applicable
Fiscal year ending November 30, 2017:	not applicable	not applicable	not applicable

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending November 30, 2018:    $ 23,400

Fiscal year ending November 30, 2017:    $ 21,550

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending November 30, 2018:    $ 0

Fiscal year ending November 30, 2017:    $ 0

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending November 30, 2018:    $ 150,919.94

Fiscal year ending November 30, 2017:    $ 0

An affiliate of the registrant’s accountant performed non-audit services unrelated to the operations and financial reporting of the registrant with respect to State Farm VP Management Corp., registrant’s distributor and a wholly owned subsidiary of the registrant’s investment adviser, State Farm Investment Management Corp.

(h) The non-audit services performed by an affiliate of the registrant’s accountant with respect to State Farm VP Management Corp. were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X by the Audit Committee and were not considered by the Audit Committee with respect to the independence of the registrant’s accountant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a) The information required by this Item 6 is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Associates’ Funds Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Associates’ Funds Trust

By	/s/ Joe R. Monk Jr.
Joe R. Monk Jr.
President

Date	January 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Joe R. Monk Jr.
Joe R. Monk Jr.
President

Date	January 28, 2019

By	/s/ Paul J. Smith
Paul J. Smith
Senior Vice President and Treasurer

Date	January 28, 2019